OPPENHEIMER
Intermediate Tax-Exempt Fund

Prospectus dated February 1, 1996


Oppenheimer Intermediate Tax-Exempt Fund (the "Fund") is a series of Oppenheimer Tax-Exempt Fund. The Fund has the investment objective of seeking a high level of current income exempt from Federal income tax. The Fund will, under normal market conditions, invest at least 80% of its total assets in investment-grade Municipal Securities. See "Investment Objective and Policies."

       This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the February 1, 1996 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

OppenheimerFunds logo

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


              A B O U T  T H E  F U N D

              Expenses

              A Brief Overview of the Fund

              Financial Highlights

              Investment Objective and Policies

              How the Fund is Managed

              Performance of the Fund


              A B O U T  Y O U R  A C C O U N T

              How to Buy Shares
              Class A Shares
              Class B Shares
              Class C Shares

              Special Investor Services
              AccountLink
              Automatic Withdrawal and Exchange Plans
              Reinvestment Privilege

              How to Sell Shares
              By Mail
              By Telephone
              Checkwriting

              How to Exchange Shares

              Shareholder Account Rules and Policies

              Dividends, Capital Gains and Taxes

              Appendix A: Special Sales Charge Arrangements for Certain
              Persons

A B O U T  T H E  F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will expect to bear indirectly. The calculations are based on the Fund's expenses during its last fiscal year ended September 30, 1995.

       - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages 23 through 43, for an explanation of how and when these charges apply.

                                      Class A       Class B                     Class C
                                      Shares        Shares                      Shares

-------------------------------------------------------------------------
Maximum Sales Charge                  3.50%         None                        None
on Purchases (as a % of
offering price)
-------------------------------------------------------------------------
Sales Charge on                       None          None                        None
Reinvested Dividends
-------------------------------------------------------------------------
Deferred Sales Charge                 None(1)       4% in the first             1% if shares are
(as a % of the lower of                             year, declining             redeemed within
the original purchase                               to 1% in the                12 months of
price or redemption                                 fifth year and              purchase(2)
proceeds)                                           eliminated
                                                    thereafter(2)
-------------------------------------------------------------------------
Redemption Fee                        None(3)       None(3)                     None(3)
-------------------------------------------------------------------------
Exchange Fee                          None          None                        None

_________________________
1. If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares.  See "How to Buy
Shares - Class A Shares," below.

2. See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares," below for more information on the contingent deferred sales charge.

3. There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check or by ACH wire transfer through AccountLink, or for which check writing privileges are used (see "How To Sell Shares").

       - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

       The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are Service Plan Fees (the maximum fee is 0.25% of average annual net assets of that class), and for Class B and Class C shares are the Distribution and Service Plan Fee. (The maximum service fee is 0.25% of average annual net assets of that class and the asset-based sales charge of 0.75%). The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including the actual amount of the assets represented by each class of shares. These plans are described in greater detail in "How to Buy Shares" below.

       The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including the actual amount of the assets represented by each class of shares. Class B shares were not publicly offered prior to September 11, 1995. Therefore, the Annual Fund Operating Expenses for Class B shares are estimates based on expenses for the period from the inception date until September 30, 1995.

                                   Class A          Class B          Class C
                                   Shares           Shares           Shares
--------------------------------------------------------------------------
Management Fees                    0.50%            0.50%            0.50%
--------------------------------------------------------------------------
12b-1 Distribution                 0.24%            1.00%            1.00%
Plan Fees
--------------------------------------------------------------------------
Other Expenses                     0.24%            0.38%            0.38%
--------------------------------------------------------------------------
Total Fund Operating               0.98%            1.88%            1.88%
Expenses

       - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown:

                            1 year        3 years          5 years          10 years(1)
--------------------------------------------------------------------------
Class A Shares              $45           $65              $87              $151
--------------------------------------------------------------------------
Class B Shares              $59           $79              $112             $175
--------------------------------------------------------------------------
Class C Shares              $29           $59              $102             $220

       If you did not redeem your investment, it would incur the following expenses:

Class A Shares              $45           $65              $87              $151
--------------------------------------------------------------------------
Class B Shares              $19           $59              $102             $175
--------------------------------------------------------------------------
Class C Shares              $19           $59              $102             $220

________________________
1. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years.  Because of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares of the Fund, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge permitted under applicable regulatory requirements.  For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur.  Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

       These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.


A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

       - What Is The Fund's Investment Objective? The Fund's investment objective is to seek a high level of current income exempt from Federal income tax.

       - What Does the Fund Invest In? To seek its objective, the Fund will, under normal market conditions, invest at least 80% of its assets in investment-grade Municipal Securities. The Fund may also use hedging instruments and some derivative investments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies," starting on page __.

       - Who Manages the Fund? The Fund's investment advisor (the "Manager") is OppenheimerFunds, Inc., which (including a subsidiary) manages investment company portfolios having over $40 billion in assets at December 31, 1995. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, who is employed by the Manager and is primarily responsible for the selection of the Fund's securities, is Caryn Halbrecht. The Fund's Board of Trustees, elected by shareholders, oversees the investment advisor and the portfolio manager. Please refer to "How the Fund is Managed," starting on page __ for more information about the Manager and its fees.

       - How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in municipal bonds are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates. These changes affect the value of the Fund's investments and its price per share. In the OppenheimerFunds spectrum, the Fund is generally more conservative than high yield bond funds, but more aggressive than money market funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page __ for a more complete discussion.

       - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page __ for more details.

       - Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 3.50%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page __ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

       - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer, or by writing checks. Please refer to "How To Sell Shares" on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

       - How Has the Fund Performed? The Fund measures its performance by quoting its total return and yield, which measure historical performance. Those returns and yields can be compared to the returns and yields (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on page __. Please remember that past performance does not guarantee future results.

Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1995, is included in the Statement of Additional Information. The information in the table below (except for total return) for the fiscal periods ended September 30, 1987 (from the commencement of operations on November 11, 1986), 1988, and 1989 was audited by the Fund's prior independent auditors. The Fund's Class B shares were publicly offered during a portion of the period, commencing September 11, 1995.

                                              CLASS A
----------------------------------------------------------------------------------------


                                                  YEAR ENDED SEPTEMBER 30,
                                                  1995      1994      1993      1992
----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $ 14.23   $ 15.34   $ 15.09   $ 14.40
----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .79       .72       .77       .86
Net realized and unrealized gain (loss)
on investments                                        .42     (1.00)      .70       .69
                                                  -------   -------   -------   -------
Total income (loss) from investment
operations                                           1.21      (.28)     1.47      1.55
----------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.75)     (.76)     (.75)     (.86)
Distributions from net realized gain
on investments                                         --        --      (.47)       --
Distributions in excess of net realized gain
on investments                                         --      (.07)       --        --
                                                  -------   -------   -------   -------
Total dividends and distributions
to shareholders                                      (.75)     (.83)    (1.22)     (.86)
----------------------------------------------------------------------------------------
Net asset value, end of period                    $ 14.69   $ 14.23   $ 15.34   $ 15.09
                                                  -------   -------   -------   -------
                                                  -------   -------   -------   -------
----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)                  8.78%    (1.92)%   10.31%    11.10%
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $80,535   $83,456   $70,136   $29,724
----------------------------------------------------------------------------------------
Average net assets (in thousands)                 $79,681   $79,076   $48,915   $25,153
----------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)                     5,483     5,865     4,571     1,970
----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                5.55%     5.05%     5.08%     5.87%
Expenses, before voluntary assumption
by the Manager                                        .98%     1.00%     1.07%     1.25%
Expenses, net of voluntary assumption
by the Manager                                        N/A       N/A      1.05%     1.16%
----------------------------------------------------------------------------------------
Portfolio turnover rate(7)                             55%       51%       21%       93%


1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
2. For the period from August 29, 1995 (inception of offering) to September 30, 1995.
3. For the period from November 11, 1986 (commencement of operations) to September 30, 1987.
4. On April 7, 1990, Oppenheimer Management Corporation became the investment advisor to the Fund.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                                                                                               Class B     Class C
----------------------------------------------                                                 ---------   ------------------------
                                                                                               Period
                                                                                               Ended
                                                                                               Sept. 30,   Year Ended September 30,
                                             1991      1990(4)   1989      1988      1987(3)   1995(2)     1995          1994(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period         $ 13.51   $ 13.57   $ 13.33   $ 12.56   $ 14.00   $14.62      $14.18        $15.14
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
Net investment income                            .83       .90       .98      1.05       .90      .06         .69           .46
Net realized and unrealized gain (loss)
on investments                                   .91      (.08)      .24       .77     (1.44)     .07         .43          (.83)
                                             -------   -------   -------   -------   -------   ------      ------        ------
Total income (loss) from investment
operations                                      1.74       .82      1.22      1.82      (.54)     .13        1.12          (.37)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders
Dividends from net investment income            (.85)     (.88)     (.98)    (1.05)     (.90)    (.06)       (.63)         (.52)
Distributions from net realized gain
on investments                                    --        --        --        --        --       --          --            --
Distributions in excess of net realized gain
on investments                                    --        --        --        --        --       --          --          (.07)
                                             -------   -------   -------   -------   -------   ------      ------        ------
Total dividends and distributions
to shareholders                                 (.85)     (.88)     (.98)    (1.05)     (.90)    (.06)       (.63)         (.59)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 14.40   $ 13.51   $ 13.57   $ 13.33   $ 12.56   $14.69      $14.67        $14.18
                                             -------   -------   -------   -------   -------   ------      ------        ------
                                             -------   -------   -------   -------   -------   ------      ------        ------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)            13.20%     6.14%     9.54%    14.96%    (4.11)%   0.83%
8.13%        (2.54)%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $23,675   $20,287   $19,350   $13,480   $10,228   $  119      $7,618        $8,511
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $22,071   $20,576   $17,188   $12,220   $11,152   $   23      $7,437        $4,686
-----------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)                1,644     1,502     1,426     1,011       814        8         519           600
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           5.93%     6.56%     7.09%     8.01%     7.39%(6) 3.88%(6)    4.64%
3.77%(6)
Expenses, before voluntary assumption
by the Manager                                  1.35%     1.41%     1.56%     1.75%     1.95%(6) 1.55%(6)    1.88%
2.24%(6)
Expenses, net of voluntary assumption
by the Manager                                  1.16%      .66%      .23%      N/A       .40%(6)  N/A         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        75%      102%      180%      148%       98%      55%         55%           51%


6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $47,459,869 and $52,812,094, respectively.

Investment Objective and Policies

Objective. The Fund's investment objective is to provide a high level of current income exempt from Federal income tax.

Investment Policies and Strategies. The Fund will seek to attain its investment objective by investing, under normal market conditions, at least 80% of its total assets in a portfolio of "investment-grade" (defined below) Municipal Securities. "Investment-grade" are those rated - or are determined by the Manager to be of comparable quality to those rated - within the four highest rating categories of Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc. or another rating organization. Municipal Securities in the fourth highest rating category (for example, municipal bonds rated "Baa" and municipal notes rated "MIG 2" by Moody's, and municipal bonds rated "BBB" and municipal notes rated "SP-2" by Standard & Poor's), although of investment grade, may be subject to greater market fluctuations and risks of loss of income and principal than higher-rated Municipal Securities, and may be considered to have speculative characteristics. Although unrated securities are not necessarily of lower quality, the market for them may not be as broad as for rated securities. A reduction in the rating of a security after it is purchased by the Fund will not require its disposition. To the extent that the Fund holds securities that have fallen below investment grade, there is a greater risk that the Fund's receipt of interest income will be impaired and that its net asset value will be affected if the issuers of such securities fail to meet their obligations. See Appendix A to the Statement of Additional Information for a description of the various rating categories.

       Under normal market conditions, no more than 20% of the Fund's total assets will be invested in taxable investments. However, for temporary defensive purposes, the Fund may invest up to 100% of its invested assets in taxable certificates of deposit and commercial paper and taxable or tax-exempt money market instruments. The Fund may not invest more than 20% of its total assets in private activity municipal securities issued to benefit a private user, the interest on which may be subject to the Federal alternative minimum tax. The Fund may purchase Municipal Securities on a "when-issued" basis and may purchase or sell Municipal Securities on a "delayed delivery" basis. Under normal market conditions, the Fund will maintain a dollar-weighted average portfolio maturity of more than three years but not more than ten years. In calculating maturity, the Fund will consider various factors, including anticipated payments of principal. The Fund may hold securities with maturities of more than ten years provided that under normal circumstances it maintains a dollar-weighted average portfolio maturity as stated above.

       - Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental."
The Fund's investment objective is a fundamental policy.

       Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

       - Municipal Securities. "Municipal Securities" are municipal bonds, municipal notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other short-term loans, tax-exempt commercial paper and other debt obligations issued by or on behalf of states, the District of Columbia, any commonwealths, territories or possessions of the United States, or their respective political subdivisions, agencies, instrumentalities or authorities, the interest from which is not subject to Federal individual income tax in the opinion of bond counsel to the respective issuer at the time of issue. No independent investigation has been made by the Manager as to the users of proceeds of bond offerings or the application of such proceeds.

       The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source). The Fund may invest in Municipal Securities of both classifications, subject to particular restrictions described below.

       Yields on Municipal Securities vary depending on a variety of factors, including the general condition of the financial markets and of the Municipal Securities market in particular, the size of a particular offering, the maturity of the security and the credit rating of the issuer. Generally, Municipal Securities of longer maturities produce higher current yields but are subject to greater price fluctuation due to changes in interest rates (discussed below), tax laws and other general market factors than are Municipal Securities with shorter maturities. Similarly, lower-rated Municipal Securities generally produce a greater yield than higher-rated Municipal Securities due to the perception of a greater degree of risk as to the ability of the issuer to meet principal and interest obligations. "Investment Objective and Policies" in the Statement of Additional Information contains more information about Municipal Securities.

       - Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Fund may purchase may have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements. See "Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

       - Inverse Floaters and Derivative Investments. The Fund may invest in variable rate bonds known as "inverse floaters." These bonds pay interest at a rate that varies as the yields generally available on short-term tax-exempt bonds change. However, the yields on inverse floaters move in the opposite direction of yields on short-term bonds in response to market changes. When the yields on short-term tax-exempt bonds go up, the interest rate on the inverse floater goes down. When the yields on short-term tax-exempt bonds go down, the interest rate on the inverse floater goes up. As interest rates rise, inverse floaters produce less current income. Inverse floaters are a type of "derivative security," which is a specially designed investment whose performance is linked to the performance of another security or investment. Some inverse floaters have a "cap" whereby if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund may also invest in municipal derivative securities that pay interest that depends on an external pricing mechanism. Examples are interest rate swaps or caps and municipal bond or swap indices. The Fund anticipates that it would invest no more than 10% of its total assets in inverse floaters.

       The risks of investing in derivative investments include not only the ability of the issuer of the derivative investment to pay the amount due on the maturity of the investment, but also the risk that the underlying security or investment might not perform the way the Manager expected it to perform. That can mean that the Fund will realize less income than expected. Another risk of investing in derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

       - Municipal Lease Obligations. The Fund may invest in certificates of participation, which are tax-exempt obligations that evidence the holder's right to share in lease, installment loan or other financing payments by a public entity. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described below in "Illiquid and Restricted Securities"), from time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Fund's Board of Trustees. See "Municipal Lease Obligations" in the Statement of Additional Information for more details.

       - Investments in Taxable Securities and Temporary Defensive Investment Strategy. Under normal market conditions, the Fund may invest up to 20% of its assets in taxable investments, including (i) certain "Temporary Investments" (described in the next paragraph); (ii) hedging instruments (described in "Hedging" below); (iii) repurchase agreements (explained below); and (iv) Municipal Securities issued to benefit a private user ("Private Activity Municipal Securities"), the interest from which may be subject to Federal alternative minimum tax (see "Taxes," below, and "Private Activity Municipal Securities" in the Statement of Additional Information).

       In times of unstable economic or market conditions, the Manager may determine that it is appropriate for the Fund to assume a temporary "defensive" position by investing some or all of its assets (there is no limit on the amount) in short-term money market instruments. These include the taxable obligations described above, U.S. government securities, bank obligations, commercial paper, corporate obligations and other instruments approved by the Fund's Board of Trustees. This strategy would be implemented to attempt to reduce fluctuations in the value of the Fund's assets. The Fund may hold temporary investments pending the investment of proceeds from the sale of Fund shares or portfolio securities, pending settlement of purchases of Municipal Securities, or to meet anticipated redemptions. To the extent the Fund assumes a temporary defensive position, a portion of the Fund's distributions may be subject to Federal and state income taxes and the Fund may not achieve its objective.

       - Interest Rate Risk. The values of Municipal Securities will vary as a result of changing evaluations by rating services and investors of the ability of the issuers of such securities to meet their principal and interest payments. Such values will also change in response to changes in interest rates: should interest rates rise, the values of outstanding Municipal Securities will probably decline and (if purchased at principal amount) would sell at a discount; should interest rates fall, the values of outstanding Municipal Securities will probably increase and (if purchased at principal amount) would sell at a premium. Changes in the value of Municipal Securities held in the Fund's portfolio arising from these or other factors will not affect interest income derived from those securities but will affect the Fund's net asset value per share.

       Generally, securities of longer maturities are subject to greater price fluctuations due to changes in interest rates. There are no restrictions on the maturities of the Municipal Securities in which the Fund may invest. The Fund will seek to invest in Municipal Securities that, in the judgment of the Manager, will provide a high level of current income consistent with the Fund's liquidity requirements and conditions affecting the Municipal Securities market.

       - Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund generally will not engage in the trading of securities for the purpose of realizing short-term gains, but the Fund may sell securities as the Manager deems advisable to take advantage of differentials in yield to seek to accomplish the Fund's investment objective. The "Financial Highlights" above, show the Fund's portfolio turnover rate during past fiscal years. While short-term trading increases portfolio turnover, the Fund incurs little or no brokerage costs. Portfolio turnover affects the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below, which involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations designed to reduce some of the risks.

       - Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and municipal bond indices, or enter into interest rate swap agreements. These are referred to as "hedging instruments." The
Fund may invest in financial futures contracts and related options on those contracts only as a hedge against anticipated interest rate changes, and the Fund does not intend to use hedging instruments for speculative purposes. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

       The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to establish a position in the securities market as a temporary substitute for purchasing individual securities. The Fund may sell a futures contract or a call option on a futures contract or purchase a put option on such futures contract if the Manager anticipates that interest rates will rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Manager anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option on a futures contract, or sell a put option on a futures contract, to protect against an increase in the price of securities the Fund intends to buy.

       Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

       - Futures. The Fund may buy and sell financial futures contracts that relate to (1) interest rates (these are referred to as Interest Rate Futures); and (2) municipal bond indices (these are referred to as Municipal Bond Index Futures). These types of Futures are described in "Hedging With Options and Futures Contracts" in the Statement of Additional Information. The Fund may concurrently buy and sell Futures contracts in an attempt to benefit from any outperformance of the Future purchased relative to the performance of the Future sold. The Fund may not enter into futures contracts or purchase related options on futures contracts, for other than bona fide hedging purposes, if immediately after doing so the amount the Fund committed to initial margin plus the amount paid for unexpired options on futures contracts exceeds 5% of the Fund's total assets.

       - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

       The Fund may buy calls only on debt securities, municipal bond indices, Municipal Bond Index Futures and Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

       The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to (1) debt securities that the Fund owns, (2) Interest Rate Futures held by it, and (3) Municipal Bond Index Futures held by it. The Fund may not sell a put other than a put that it previously purchased.

       The Fund may buy and sell puts and calls only if certain conditions are met: (1) after the Fund writes a call, not more than 20% of the Fund's total assets may be subject to calls; (2) calls the Fund buys or sells must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. (NASDAQ) or in the case of calls on debt securities, traded in the over-the-counter market; (3) each call the Fund writes must be "covered" while it is outstanding: that means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls; (4) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; and (5) a call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

       - Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. The credit risk of an interest rate swap depends on the counterparty's ability to perform.

       Hedging instruments can be volatile investments and may involve special risks. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

       Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, in writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. These risks and the hedging strategies the Fund may use are described in greater detail in the Statement of Additional Information.

       - Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for such loans. These loans are limited to not more than 5% of the value of the Fund's total assets and are subject to other conditions described in the Statement of Additional Information. The income from such loans, when distributed by the Fund, will be taxable as ordinary income.

       - Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments.
Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be publicly sold until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). Such securities include: (i) repurchase agreements maturing in more than seven days; (ii) securities for which market quotations are not readily-available; and (iii) certain municipal lease obligations that are considered illiquid securities. The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional buyers.

       - "When-Issued" and "Delayed Delivery" Transactions. The Fund may purchase Municipal Securities on a "when-issued" basis and may purchase or sell Municipal Securities on a "delayed delivery" basis. When the Fund engages in these transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date. Under the fundamental policy allowing these transactions when the Fund is the buyer, it will segregate with its custodian cash or high-grade Municipal Securities having a total value equal to the amount of the Fund's purchase commitments until payment is made.

       - Puts and Stand-By Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal obligations held in its portfolio. Under a stand-by commitment or put option, the Fund would have the right to sell specified securities at a specific price on demand to the issuing broker-dealer or bank. The Fund will acquire stand-by commitments or puts solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

       - Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into repurchase transactions that will cause more than 25% of the Fund's total assets to be subject to repurchase agreements and will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.

 Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

       - borrow money, except from banks for temporary purposes in amounts not in excess of 5% of the value of the Fund's assets; no assets of the Fund may be pledged, mortgaged or hypothecated other than to secure a borrowing, and then in amounts not exceeding 10% of the Fund's total assets; borrowings may not be made for leverage, but only for liquidity purposes to satisfy redemption requests when liquidation of portfolio securities is considered inconvenient or disadvantageous; however, the Fund may enter into when-issued and delayed delivery transactions as described herein;
       - make loans, except that the Fund may purchase or hold debt obligations, repurchase agreements and other instruments and securities it is permitted to own and may lend its portfolio securities and other investments it owns;
       - buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities), if with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own more than 10% of that issuer's voting securities; or
       - invest more than 25% of its total assets in a single industry (although the Fund may invest more than 25% of its assets in a particular segment of the municipal bond market, but will not invest more than 25% of its total assets in industrial revenue bonds in a single industry).

       All of the percentage restrictions described above and elsewhere in the Prospectus and in the Statement of Additional Information apply only at the time the Fund purchases a security and the Fund need not dispose of a security merely because the Fund's assets have changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund is one of two diversified investment portfolios or "series" of Oppenheimer Tax-Exempt Fund (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust in 1986.

       The Trust is governed by a Board of Trustees, which is responsible under Massachusetts lawfor protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Trust" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Trust. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Declaration of Trust.

       The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Shares are freely transferrable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Shares of a particular class vote as a class on matters that affect that class.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager, and describes the expenses that the Fund is responsible to pay to conduct its business.

       The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets in excess of $40 billion as of December 31, 1995, and held in more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

       - Portfolio Manager. The Portfolio Manager of the Fund is Caryn Halbrecht, a Vice President of the Manager. She has been the person principally responsible for the day-to-day management of the Fund's portfolio since October, 1993. Ms. Halbrecht was previously a Vice President of Fixed Income Portfolio Management at Bankers Trust.

       - Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.500% of the first $100 million of aggregate net assets, 0.450% of the next $150 million, 0.425% of the next $250 million, and 0.400% of aggregate net assets over $500 million. The Fund's management fee for its last fiscal year was 0.50% of average annual net assets for its Class A, Class B and Class C shares.

       The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

       There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage. From time to time, it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the investment advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

       - The Distributor. The Fund's shares are sold through dealers and brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of the other "Oppenheimer funds" and is sub-distributor for funds managed by a subsidiary of the Manager.

       - The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses certain terms to illustrate its performance: "total return" and "yield." These terms are used to show the performance of each class of shares separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or a market index, as we have done below.

       It is important to understand that the Fund's total returns and yields represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. From time to time, the Manager may voluntarily assume a portion of the Fund's expense ratio per share and increasing the yield and total return of that class during the time such expenses were assumed. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

       - Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

       When total returns are quoted for Class A shares, normally they include the payment of the maximum initial sales charge. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for Class B shares, they include the effect of the contingent deferred sales charge that applies to the period for which total return is shown. When total returns are shown for a one-year period for Class C shares, they include the effect of the contingent deferred sales charge. Total returns may also be shown based on the change in net asset value, without including the contingent deferred sales charge.

       - Yield. Each Class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. Tax-equivalent yield is the equivalent yield that would be earned in the absence of income taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended September 30, 1995, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

       - Management's Discussion of Performance. During the past fiscal year ended September 30, 1995, the Fund's performance was affected by the Federal Reserve's cut in interest rates. This caused a broad based rally in the bond markets. When interest rates fall, bonds appreciate in value. The Manager emphasized student loan bonds and BBB bonds.

       - Comparing the Fund's Performance to the Market. The graph below shows the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 1995; in the case of Class A shares, from the commencement of operation on November 11, 1986, in the case of Class B shares, from inception of the class on September 11, 1995, and in the case of Class C shares, from the inception of the class on December 1, 1993, with all dividends and capital gains distributions reinvested in additional shares. The graph reflects the deduction of the 3.50% maximum initial sales charge on Class A shares, the maximum 5% contingent deferred sales charge for Class B shares and the maximum 1.0% contingent deferred sales charge on Class C shares.

       The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment grade municipal bonds, widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the index data does not take into account portfolio maturity, nor does it reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Intermediate Tax-Exempt Fund (Class A) and Lehman Bros. Muni Bond Index

(graph)

Average Annual Total Returns of Class A Shares of the Fund at 9/30/951
1 Year               5 Years              Life
----------------------------------------------------------------------
4.98%                7.40%                7.04%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Intermediate Tax-Exempt Fund (Class A) and Lehman Bros. Muni Bond Index

(graph)

Average Annual Total Returns of Class B Shares of the Fund at 9/30/952
1 Year               5 Years              Life
----------------------------------------------------------------------
%                    %                    3.18%


Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Intermediate Tax-Exempt Fund (Class C) and Lehman Bros. Muni Bond Index

(graph)

Cumulative Total Returns of Class C Shares of the Fund at 9/30/953
1 Year                                    Life
------------------------------------------------------------------
7.13%                                     2.72%

1The inception date of the Fund (Class A shares) was 11/11/86. The average annual total returns and the ending account value for Class A shares in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 3.50% maximum initial sales charge.
2Class B shares of the Fund were first publicly offered 9/11/95.
3Class C shares of the Fund were first publicly offered on 12/1/93. The cumulative total returns and the ending account value for Class C shares in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 1.0% contingent deferred sales charge.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.


A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and may likely have different share prices.

       - Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charges are described in "Buying Class A Shares" below.

       - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within 6 years, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. Sales charges are described in "Buying Class B Shares" below.

       - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%. Sales charges are described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

       In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class of shares, considering the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

       The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assume that you will purchase only one class of shares, and not a combination of shares of different classes.

       - How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B or Class C for which no initial sales charge is paid.

       - Investing for the Short Term. If you have a short term investment horizon (that is, you plan to hold your shares less than five years), you should probably consider purchasing Class C shares rather than Class A or Class B shares. This is because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares, rather than Class A shares, might be the appropriate choice (especially for investments of less than $100,000) because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

       However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might not be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

       And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or purchase orders of $1 million or more of Class C shares, respectively from a single investor.

       - Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

       Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

       - Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, such as checkwriting, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) in non-retirement accounts for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

       With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments of as little as $25. Subsequent purchases of at least $25 can be made by telephone through AccountLink.

       There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

       - How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

       - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

       - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor to be sure it is appropriate for you.

       - Payment by Federal Funds Wire. Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and to receive further instructions.

       - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to send redemption proceeds, and to have the Transfer Agent transmit dividends and distributions. Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

       - Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

       - At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

       If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

 Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                                          Front-End            Front-End
                                          Sales Charge         Sales Charge         Commission
                                          as a                 as a                 as
                                          Percentage           Percentage           Percentage
                                          of Offering          of Amount            of Offering
Amount of Purchase                        Price                Invested             Price
-----------------------------------------------------------------------
Less than $100,000                        3.50%                3.63%                3.00%
-----------------------------------------------------------------------
$100,000 or more but less                 3.00%                3.09%                2.50%
than $250,000
-----------------------------------------------------------------------
$250,000 or more but less                 2.50%                2.56%                2.00%
than $500,000
-----------------------------------------------------------------------
$500,000 or more but less                 2.00%                2.04%                1.50%
than $1 million

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

       - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds aggregating $1 million or more. However, the Distributor pays dealers of record commissions on such purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of share purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million that were not previously subject to a front-end sales charge and dealer commission.

       If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge. In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

       No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

       - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

       - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

       Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of other Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

       - Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

       - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

       - the Manager or its affiliates;

       - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

       - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

       - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

       - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

       - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares).

       - directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
       - accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts; or

       - any unit investment trust that has entered into an appropriate agreement with the Distributor.

       Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

       - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party
       - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;
       - shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or
       - purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series;

       Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

       - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans ("Retirement Plans"),
       - to return  excess contributions made to Retirement Plans,
       - to make Automatic Withdrawal Plan payments that are limited to no more than 12% of the original account value annually,
       - involuntary redemptions of shares by operation of law or under the procedures set forth in the Fund's Declaration of Trust or adopted by the Board of Trustees, and
       - Class A shares that would otherwise be subject to the Class A contingent deferred sales charge are redeemed, but at the time the purchase order for your shares was placed, the dealer agreed to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and that no further commission would be payable if the shares were redeemed within 18 months of purchase).

       - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

       Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares by up to 0.25% of average net assets. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 5 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

       To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 5 years, and (3) shares held the longest during the 5-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charge," below.

       The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                                    Contingent Deferred
                                                    Sales Charge
Years Since Beginning of Month in                   On Redemptions in That Year
which Purchase Order Was Accepted                   (As % of Amount Subject to Charge)
-----------------------------------------------------------------------
0-1                                                 4.0%
-----------------------------------------------------------------------
1-2                                                 3.0%
-----------------------------------------------------------------------
2-3                                                 2.0%
-----------------------------------------------------------------------
3-4                                                 2.0%
-----------------------------------------------------------------------
4-5                                                 1.0%
-----------------------------------------------------------------------
5 and following                                     None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

       - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

       - Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for its services in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

       The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class B expenses by 1.00% of average net assets per year.

       The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale. The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor are at a fixed rate which is not related to the Distributor's expense. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B shares, including compensating personnel of the Distributor who support distributions of Class B shares.

       If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or the asset-based sales charge to the Distributor as to shares sold before the Plan was terminated.

       - Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.


       Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

       - to make distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary which occurred after the account was opened;

       - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration),

       - to make returns of excess contributions to Retirement Plans, and

       - to make distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 591/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 591/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request).

       Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares in the following cases:

       - shares sold to the Manager or its affiliates;
       - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
       - shares issued in plans of reorganization to which the Fund is a party; and
       - shares redeemed in involuntary redemptions as described below. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

       To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

       - Waivers of Class C Sales Charge. The Class C contingent deferred sales charge will be waived if the shareholder requests it for any of the redemptions or circumstances described above under "Waivers of Class B and Class C Sales Charges."

       - Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for its services in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

       The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

       The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale is 1.00% of the purchase price.

       The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares. Those payments are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensating personnel of the Distributor who support distribution of Class C shares. At September 30, 1995, the end of the plan year, the Distributor had incurred unreimbursed expenses under the plan of $74,888 (equal to .98% of the Fund's net assets represented by Class C shares on that date.

       If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor as to shares sold before the plan was terminated.


Special Investor Services

 AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

       AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

       - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

       - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number:
1-800-533-3310.

       - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

       - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

       - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

       - Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

       - Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. A realized gain on the redemption is taxable, and the reinvestment will not alter any capital gains tax payable on that gain.
If there has been a loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount reinvested in the Fund. Please consult the Statement of Additional Information for more details.

How to Sell Shares

       You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's Checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

       - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

       - You wish to redeem more than $50,000 worth of shares and receive a check
       - The redemption check is not payable to all shareholders listed on the account statement
       - The redemption check is not sent to the address of record on your account statement
       - Shares are being transferred to a Fund account with a different owner or name
       - Shares are redeemed by someone other than the owners (such as an Executor)

       - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

       - Your name
       - The Fund's name
       - Your Fund account number (from your account statement)
       - The dollar amount or number of shares to be redeemed
       - Any special payment instructions
       - Any share certificates for the shares you are selling, and
       - The signatures of all registered owners exactly as the account is registered, and
       - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270,
Denver, Colorado 80217

Send courier or Express Mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.

       - To redeem shares through a service representative, call 1-800-852-
8457
       - To redeem shares automatically on PhoneLink, call 1-800-533-3310

       Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

       - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

       - Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

       Shareholders may have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

Selling Shares by Wire. You may request that redemption proceeds of $2,500 or more be wired to a previously designated account at a commercial bank that is a member of the Federal Reserve wire system. The wire will normally be transmitted on the next bank business day after the redemption of shares. To place a wire redemption request, call the Transfer Agent at 1-800-525-7048. There is a $10 fee for each wire.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

       - Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.

       - Checkwriting privileges are not available for accounts holding Class B or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.

       - Checks must be written for at least $100.

       - Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.

       - You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

       - Don't use your checks if you changed your Fund account number.

       The Fund will charge a $10 fee for any check that is not paid because
(1) the owners of the account told the Fund not to pay the check, or (2) the check was for more than the account balance, or (3) the check did not have the proper signatures or (4) the check was written for less than $100.

How to Exchange Shares

       Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

       - Shares of the fund selected for exchange must be available for sale in your state of residence
       - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
       - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
       - You must meet the minimum purchase requirements for the fund you purchase by exchange
       - Before exchanging into a fund, you should obtain and read its prospectus

       Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares which are considered "Class A" shares for this purpose. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

       Exchanges may be requested in writing or by telephone:

       - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

       - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

       You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

       There are certain exchange policies you should be aware of:

       - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

       - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

       - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

       - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

       - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Trust's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

       - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

       - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

       - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

       - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

       - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

       - The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

       - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

       - Involuntary redemptions of small accounts may be made if the account value has fallen below $1,000 for reasons other than the fact that the market value of shares has dropped, and in some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

       - Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell
Shares" in the Statement of Additional Information for more details.

       - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

       - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

       - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income each regular business day and pays those dividends to shareholders monthly on a date selected by the Board of Trustees. Dividends paid on Class A shares generally are expected to be higher than for Class B or Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

       During the Fund's fiscal year ended September 30, 1995, the Fund attempted to pay dividends on its Class A shares at a targeted level above 3-month Treasury bill rates, to the extent that was consistent with the amount of net investment income and other distributable income available from the Fund's portfolio investments. However, the targeted level can change and the amount of each dividend can change from time to time (or there might not be a dividend at all on any class) depending on market conditions, the Fund's expenses, and the composition of the Fund's portfolio. Attempting to pay dividends at a targeted level required the Manager to monitor the Fund's income stream from its investments compared to Treasury bill rates and at times to select higher yielding securities (appropriate to the Fund's investment objectives and restrictions) to try to earn income at the targeted level. This practice did not affect the net asset values of any class of shares. There is no targeted dividend level for Class B shares. There is no fixed dividend rate and there can be no assurance as to payment of any dividends.

Capital Gains. Although the Fund does not seek capital gains, the Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions annually in December out of any net short-term or long-term capital gains. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. If net capital losses are realized in any year, they are charged against the principal and not against net investment income, which is distributed regardless of capital gains or losses. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. You have four options:

       - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
       - Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
       - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
       - Reinvest Your Distributions in Another Oppenheimer Funds Account. You can reinvest all distributions in another Oppenheimer funds account you have established.

Taxes.   Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Dividends paid from net investment income earned by the Fund on Municipal Securities will be excludable from your gross income for Federal income tax purposes. A portion of the dividends paid by the Fund may be an item of tax preference if you are subject to alternative minimum tax. Taxable dividends and distributions are subject to federal income tax and may be subject to state or local taxes. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

       - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or a taxable capital gain.

       - Taxes on Transactions: Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

       - Returns of Capital: In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

       This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

 APPENDIX A

Special Sales Charge Arrangements for Shareholders of the Fund
Who Were Shareholders of the Former Quest for Value Funds

       The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and
(ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

- Reduced Class A Initial Sales Charge Rates for Certain Former Quest
Shareholders

- Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

                        Front-End         Front-End
                        Sales             Sales                       Commission
                        Charge            Charge                      as
                        as a              as a                        Percentage
Number of               Percentage        Percentage                  of
Eligible Employees      of Offering       of Amount                   Offering
or Members              Price             Invested                    Price
_____________________________________________________________________

9 or fewer              2.50%             2.56%                       2.00%
_____________________________________________________________________

At least 10 but not
 more than 49           2.00%             2.04%                       1.60%

       For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on page 26 of this Prospectus.

       Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

- Special Class A Contingent Deferred Sales Charge Rates

Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

-  Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

       - Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

       - Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

-  Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

       - Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

-  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995 in connection with: (i) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (ii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

- Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
(2) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (3) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER INTERMEDIATE TAX-EXEMPT FUND

       Graphic material included in Prospectus of Oppenheimer Intermediate Tax-Exempt Fund: "Comparison of Total Return of Oppenheimer Intermediate Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index - Change in Value of a $10,000 Hypothetical Investment"

       A linear graph will be included in the Prospectus of Oppenheimer Intermediate Tax-Exempt Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's class A shares, that graph will cover the period from the commencement of the Fund's operations (11/11/86) through 9/30/95, in the case of the Fund's Class B shares will cover the period from inception of the class (9/11/95) through 9/30/95 and in the case of the Fund's Class C shares will cover the period from the inception of the class (December 1, 1993) through September 30, 1995. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Lehman Brothers Municipal Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Lehman Brothers Municipal Bond Index, is set forth in the Prospectus under "How Has the Fund Performed - Management's Discussion of Performance."


Fiscal Year              Oppenheimer Intermediate                 Lehman Brothers
(Period) Ended           Tax-Exempt Fund A                        Municipal Bond Index
11/11/86                 $ 9,650                                  $10,000
9/30/87                  $ 9,253                                  $ 9,690
9/30/88                  $10,637                                  $10,948
9/30/89                  $11,653                                  $11,898
9/30/90                  $12,367                                  $12,707
9/30/91                  $14,000                                  $14,383
9/30/92                  $15,553                                  $15,886
9/30/93                  $17,112                                  $16,698
9/30/94                  $16,779                                  $16,291
9/30/95                  $18,311                                  $18,114

Fiscal                   Oppenheimer Intermediate                 Lehman Brothers
Period Ended             Tax-Exempt Fund B                        Municipal Bond Index

9/30/95                  $9,612                                   $10,063

Fiscal                   Oppenheimer Intermediate                 Lehman Brothers
Period Ended             Tax-Exempt Fund C                        Municipal Bond Index

12/1/93                  $10,000                                  $10,000
9/30/94                  $ 9,722                                  $ 9,824
9/30/95                  $10,541                                  $10,923

Oppenheimer Intermediate Tax-Exempt Fund
3410 South Galena Street
Denver, Colorado  80231
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado  80202


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information and, if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR0860.001.0895    Printed on Recycled Paper

Oppenheimer Intermediate Tax-Exempt Fund

3410 South Galena Street, Denver, Colorado  80231
1-800-525-7048

 Statement of Additional Information dated February 1, 1996


       Oppenheimer Intermediate Tax-Exempt Fund (the "Fund"), is a series of Oppenheimer Tax-Exempt Fund (the "Trust"). This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated February 1, 1996. It should be read together with the Fund's Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

TABLE OF CONTENTS

                                                                Page
About the Fund
Investment Objective and Policies                                2
     Investment Policies and Strategies                          2
     Other Investment Techniques and Strategies                  6
     Other Investment Restrictions                              13
How the Fund is Managed                                         14
     Organization and History                                   14
     Trustees and Officers of the Trust                         15
     The Manager and Its Affiliates                             19
Brokerage Policies of the Fund                                  21
Performance of the Fund                                         22
Distribution and Service Plans                                  26
About Your Account
How To Buy Shares                                               28
How To Sell Shares                                              34
How To Exchange Shares                                          38
Dividends, Capital Gains and Taxes                              40
Additional Information About the Fund                           42
Financial Information About the Fund
Independent Auditors' Report                                    43
Financial Statements                                            44
Appendix A (Description of Ratings)                            A-1
Appendix B (Tax-Equivalent Yield Chart)                        B-1
Appendix C (Industry Classifications)                          C-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objectives and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

Municipal Securities. There are variations in the security of Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Securities depend on, among other things, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The market value of Municipal Securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments, as well as changes in the interest rates payable on new issues of Municipal Securities.

     - Municipal Bonds. The principal classifications of long-term municipal bonds are "general obligation" and "revenue" or "industrial development" bonds.

         - General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         - Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         - Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      - Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs and include:

         - Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or business taxes, and are payable from these specific future taxes.

         - Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under the Federal revenue sharing programs.

         - Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         - Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

     - Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

     - Floating Rate/Variable Rate Obligations. Floating rate and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but may include features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no more than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Trust's investment adviser, Oppenheimer Management Corporation (the "Manager"), may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets the Fund's quality standards.

     - Inverse Floaters and Other Derivative Investments. Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuation. Embedded caps hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed the pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

     - Municipal Lease Obligations. From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations, generally through the acquisition of certificates of participation, that the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate: (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Fund and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the issuing municipality or any of its political subdivisions.

     In addition to the risk of "non-appropriation," municipal lease securities do not yet have a highly developed market to provide the degree of liquidity of conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

     - Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally does not change the tax treatment of bonds issued to finance governmental operations. Thus, interest on obligations issued by or on behalf of a state or local government, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

     Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Furthermore, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Fund may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisers before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988
U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

     A Municipal Security is treated as a taxable private activity bond under a test for: (a) a trade or business use and security interest, or
(b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of bond proceeds are used for private business purposes and
(ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Fund makes no independent investigation of the issuers of such bonds or their use of proceeds. Should the Fund hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously paid to shareholders.

     The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act, which makes tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations, specifically states that any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The Treasury is authorized to issue regulations implementing the provision. The Fund may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. The Fund anticipates that under normal circumstances it will not purchase any such securities in an amount greater than 20% of the Fund's total assets.

     - Ratings of Municipal Securities. Moody's and S&P's ratings (See Appendix A) represent their respective opinions of the quality of the Municipal Securities they undertake to rate. However, such ratings are general and subjective and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Investment in lower-quality securities may produce a higher yield than securities rated in the higher rating categories described in the Prospectus (or judged by the Manager to be of comparable quality). However, the added risk of lower quality securities might not be consistent with a policy of preservation of capital.

     - Additional Information About Municipal Securities. From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by the Fund and the value of the portfolio of the Fund would be affected. At such time, the Board of Trustees of the Trust would re-evaluate the investment objectives and policies of the Fund and possibly submit to shareholders proposals for changes in the structure of the Fund.


Other Investment Techniques and Strategies

  - Hedging With Options and Futures Contracts. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Interest Rate Futures or Municipal Bond Index Futures, (ii) buy puts on such Futures or securities, or (iii) write covered calls on securities held by it, Interest Rate Futures, or Municipal Bond Index Futures. When hedging to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities the Fund may:
(i) buy Interest Rate Futures or Municipal Bond Index Futures, or (ii) buy calls on such Futures or debt securities. Normally, the Fund would then purchase the equity securities and terminate the hedging position.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

     - Writing Covered Calls. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. The Fund will not write covered call options in an amount exceeding 20% of the value of its total assets.

     The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

     The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options that are traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required from the Fund for such option transactions. OCC will release the securities covering a call on the expiration of the call or when the Fund enters into a closing purchase transaction. Call writing affects the Fund's turnover rate and the brokerage commissions it pays. Commissions, normally higher than on general securities transactions, are payable on writing or purchasing a call.

     - Interest Rate Futures. The Fund may buy and sell futures contracts relating to interest rates ("Interest Rate Futures") and municipal bond indices ("Municipal Bond Index Futures"). An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price to settle the futures transaction, or to enter into an offsetting contract. No monetary amount is paid or received by the Fund on the purchase of an Interest Rate Future. The Fund may concurrently buy and sell Futures contracts in an attempt to benefit from any outperformance of the Future purchased relative to the performance of the Future sold. For example, the Fund might buy Municipal Bond Futures and sell U.S. Treasury Bond Futures (a type of Interest Rate Future). This type of transaction would generally be profitable to the Fund if municipal bonds outperform U.S. Treasury bonds after duration has been considered. Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond to decline about 3%. Risks of this type of Futures transaction, using the example above, would include (1) outperformance of U.S. Treasuries relative to municipal bonds, on a duration-adjusted basis, and (2) duration mismatch, with duration of municipal bonds relative to U.S. Treasuries being greater than anticipated.

     Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

     At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Interest Rate Futures call for the delivery of a specific debt security, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All Futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

     The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.
Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.
The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

     Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

         - Municipal Bond Index Futures. A "municipal bond index" assigns relative values to the municipal bonds included in that index, and is used to serve as the basis for trading long-term municipal bond Futures contracts. Municipal Bond Index Futures are similar to Interest Rate Futures except that settlement is made in cash. The obligation under such contracts may also be satisfied by entering into an offsetting contract to close out the futures position. Net gain or loss on options on such Municipal Bond Index Futures depends on the price movements of the securities included in the index. The strategies which the Fund employs regarding Municipal Bond Index Futures are similar to those described above with regard to Interest Rate Futures.

     - Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

     A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one part, the measure of that part's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The Fund will not invest more than 25% of its assets in interest rate swap transactions.

     - Purchasing Puts and Calls. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on Municipal Bond Index Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call on a municipal bond index, Municipal Bond Index Future or Interest Rate Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.

     When the Fund purchases a put, it pays a premium and, except as to puts on municipal bond indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a debt security, Interest Rate Future or Municipal Bond Index Future the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

     An option position may be closed out only on a market which provides trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

     Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     - Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short Futures and Futures options positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

     Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the Investment Company Act, when the Fund purchases an Interest Rate Future or Municipal Bond Index Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     - Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Interest Rate Futures and Municipal Bond Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

     - Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by selling Interest Rate Futures or Municipal Bond Index Futures. The risk is that the prices of such Futures or the applicable index will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the debt securities being hedged is more than the historical volatility of the applicable index.
It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     If the Fund uses hedging instruments to establish a position in the debt markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Interest Rate Futures or Municipal Bond Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in such securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the debt securities purchased.

     - "When-Issued" and "Delayed Delivery" Transactions. As stated in the Prospectus, the Fund may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities generally settles within 45 days of the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from this investment. However, the Fund intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Fund makes the commitment to purchase a Municipal Security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or other high quality liquid Municipal Securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Fund intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

     - Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

     In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet credit requirements set by the Trust's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     - Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

Other Investment Restrictions

  The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote of the Fund is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

     Under these additional restrictions, the Fund cannot:

     (1) invest in real estate, but this shall not prevent the Fund from investing in Municipal instruments or other permissible securities or instruments secured by real estate or interests thereon;

     (2) invest in interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities, or other instruments, on margin; however, the Fund may invest in options, futures, options on futures and similar instruments and may make margin deposits and payments in connection therewith;

     (4) make short sales of securities;

     (5) underwrite securities except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio;

     (6) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or other acquisition;

     (7) make investments for the purpose of exercising control of management; or

     (8) purchase securities of any issuer if, to the knowledge of the Fund, its officers and trustees and officers and directors of the Manager or who individually own more than .5% of the securities of such issuer together own beneficially more than 5% of such issuer's outstanding securities.

     As a matter of non-fundamental policy, the Fund shall not purchase or retain securities if as a result the Fund would have more than 5% of its total assets invested in securities of private issuers having a record of less than three years' continuous operation (such period may include the operation of predecessor companies or enterprises) or in industrial development bonds if the private entity on whose credit the security is based, directly or indirectly, is less than three years old (including predecessors), unless the security is rated by a nationally-recognized rating service; or invest in common stock or any warrants related thereto.

     In connection with the qualification of its shares in certain states, the Fund has undertaken that in addition to the above, it will not: (i) invest in real estate limited partnerships, or (ii) invest in oil, gas or other mineral leases. In the event the Fund's shares cease to be qualified under such laws or if such undertaking otherwise ceases to be operative, the Fund would not be subject to such restriction. The percentage restrictions described above and in the Prospectus apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.

     For purposes of the Fund's policy not to concentrate described under investment restriction number 4 in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix C to this Statement of Additional Information. This is not a fundamental policy.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees And Officers of the Trust. The Trust's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. All of the Trustees are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer Cash Reserves, Oppenheimer Limited-Term Government Fund, The New York Tax-Exempt Income Fund, Inc., Oppenheimer Champion Income Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Funds Trust, Oppenheimer Strategic Income & Growth Fund and Oppenheimer Variable Account Funds; as well as the following "Centennial Funds": Daily Cash Accumulation Fund, Inc., Centennial America Fund, L.P., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust and Centennial California Tax Exempt Trust, (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds") except for Mr. Fossel, who is a Trustee, Director or Managing General Partner of all the Denver-based Oppenheimer funds, except Oppenheimer Bond Fund and Oppenheimer Strategic Income Fund. Ms. Macaskill is President and Mr. Swain is Chairman of the Denver-based Oppenheimer funds.

     As of January 5, 1996, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund or the Trust. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two of the officers listed above, Ms. Macaskill and Mr. Donohue, are trustees), other than the shares beneficially owned under the Plan by the officers of the Fund listed above.

Robert G. Avis, Trustee; Age 64.
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker, Trustee; Age 80.
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

Charles Conrad, Jr., Trustee; Age 65.
19411 Merion Circle, Huntington Beach, California, 92648
Vice President of McDonnell Douglas Space Systems, Co.; formerly associated with the National Aeronautics and Space Administration.

Jon S. Fossel, Trustee; Age 53.
Two World Trade Center, New York, New York 10048-0203
Chairman and a director of the Manager; President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President and a director of HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; a director of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager; formerly President of the Manager.

Raymond J. Kalinowski, Trustee; Age 66.
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc.; formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. Howard Kast, Trustee; Age 73.
2552 East Alameda, Denver, Colorado 80209
Formerly the Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee; Age 74.
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Bridget A. Macaskill, President and Trustee; Age 47.
President, Chief Executive Officer and a Director of the Manager; Chairman and a Director of SSI, Vice President and a Director of OAC, of HarbourView and of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; formerly an Executive Vice President of the Manager.

Ned M. Steel, Trustee; Age 80.
3416 S. Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a director of Van Gilder Insurance Corp. (insurance brokers).

James C. Swain, Chairman and Trustee; Age 61.
3410 South Galena Street, Denver, Colorado 80231
Vice Chairman and a Director of the Manager; President and Director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); formerly Chairman of the Board of SSI.

Andrew J. Donohue, Vice President; Age 45.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President and General Counsel of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; President and a Director of Centennial; formerly a Partner in Kraft & McManimon (a law firm), prior to which he was an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser) and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President, Secretary and Treasurer; Age 58.
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

Caryn Halbrecht, Vice President and Portfolio Manager; Age 38.
Two World Trade Center, New York, N.Y. 10048-0203
Vice President of the Manager; an officer of other Oppenheimer funds; formerly a Vice President of Fixed-Income portfolio management at Bankers Trust.

Robert G. Zack, Assistant Secretary; Age 47.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 36.
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller of the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 29.
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting, an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co. (a bank) and previously a Senior Fund Accountant for State Street Bank & Trust Company.

       - Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Messrs. Fossel and Swain, who are both officers and Trustees) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Messrs. Fossel and Swain) received the total amounts shown below from (i) the Fund, during its fiscal year ended September 30, 1995, and (ii) from all of the Denver-based Oppenheimer funds (including the Fund) listed in the first paragraph of this section, for services in the positions shown:

                                                                      Total
                                                                      Compensation
                                                 Aggregate            From All
                                                 Compensation         Denver-based
Name                        Position             From Fund            Oppenheimer funds1
Robert G. Avis              Trustee              $128                 $53,000.00
William A. Baker            Audit and Review     $178                 $73,255.00
                            Committee Chairman
                            and Trustee
Charles Conrad, Jr.         Audit and Review     $156                 $64,309.00
                            Committee Member
                            and Trustee
Raymond J. Kalinowski       Trustee              $158                 $65,000.00
C. Howard Kast              Trustee              $158                 $65,000.00
Robert M. Kirchner          Audit and Review     $166                 $68,292.00
                            Committee Member
                            and Trustee
Ned M. Steel                Trustee              $128                 $53,000.00

______________
1 For the 1995 calendar year.

       - Major Shareholders. As of January 5, 1996, (i) Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive EFL3, Jacksonville, Florida, 32246, owned 12,257.860 Class B shares (representing 23.38% of the Fund's outstanding Class B shares, (ii) Dana E. Drusch, 10574 Borman Avenue, Inver Grove, MN 55077-5343, owned 6,797.470 (representing 12.96% of the Fund's outstanding Class B shares), (iii) Helen J. Roeland, 1 Regency Drive, Texarkana, AR 75502-3031 owned 4,358.915 Class B shares (representing 8.31% of the Fund's Class B shares), (iv) Roberta Blanchard and Nancy Campbell, 3 Kent Street, Sandford, ME 04073 owned 3,970.511 Class B shares (representing 7.57% of the Funds outstanding Class B shares), (v) Peggy Passaglia, 10388 Highland Court, Emore, VA 23350-4250 owned 3,520.201 (representing 6.71% of the Fund's outstanding Class B shares), (vi) Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive EFL3, Jacksonville, Florida, 32246, owned 35,751.000 Class C shares (representing 6.92% of the Fund's outstanding Class C shares) and (vii)
AP MC Evoy Jr. Separate Property PO Box 810219, Dallas, TX 75381-0219, owned 27, 178.232 Class C shares (representing 5.26% of the Fund's Class
C shares). No other person owned of record or was known by the Trust to own beneficially 5% or more of the shares of the Trust as a whole or either class of the Fund's outstanding shares as of that date.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Mr. Fossel and Mr. Swain) serve as Trustees of the Fund.

       The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced.

       - The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Trust requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

       Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributors Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. During the Fund's fiscal years ended September 30, 1993, 1994 and 1995, the management fees paid by the Fund to the Manager were $243,742, $413,576 and $435,665, respectively.

       The advisory agreement contains no provision limiting the Fund's expenses. However, independently of the advisory agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of average annual net assets in excess of $100 million. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

       Prior to January 1, 1993, the Manager had, independently of the advisory agreement, voluntarily undertaken to assume the expenses (excluding extraordinary non-recurring expenses such as litigation) of the Fund in the amount up to .10% of the Fund's average annual net assets.
The assumption of expenses under this undertaking lowered the Fund's overall expense ratio and increased its yield and total return during the time such expenses were assumed. Effective January 1, 1993, the Manager eliminated the voluntary expense limitation.

       From April 7, 1990 until January 31, 1992, Clayton Brown Investment Management, Inc. ("CBIM"), an affiliate of Clayton Brown & Associates, Inc., which was the Fund's general distributor until January 31, 1992, was the sub-advisor for the Fund, pursuant to a Sub-advisory Agreement with the Manager. The Manager paid subadvisory fees to CBIM at the annual rates of .20% of the average daily net assets of the Fund. During the fiscal year ended September 30, 1992, the Manager paid fees of $15,928 to CBIM.

       The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment activities. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its corporate name may be withdrawn.

       - The Distributor. OppenheimerFunds Distributor, Inc. (the "Distributor"), formerly named "Oppenheimer Fund Management, Inc.," became the Fund's Distributor on January 31, 1992. Prior to that date, Clayton Brown & Associates, Inc. ("Clayton Brown") was the Fund's general distributor. Under the General Distributor's Agreement between the Fund and the Distributor, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution Plan), including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders) are borne by the Distributor.

       During the fiscal years ended September 30, 1993, 1994 and 1995, the aggregate sales charges on the Fund's Class A shares were $642,694, $369,458 and $160,045, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $221,619, $140,136 and $62,159 in these respective years. During the Fund's fiscal year ended September 30, 1995, the contingent deferred sales charges collected on the Fund's Class C shares totalled $10,384, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

       - The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

 Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in the Manager's best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

       Under the advisory agreement, the Manager is authorized to select brokers other than affiliates that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager and its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manger's portfolio managers. In certain instances, portfolio managers may directly place traders and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or it affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

       The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory,
(ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

       The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.


Performance of the Fund

As described in the Prospectus, from time to time the "standardized yield," "tax-equivalent yield," "dividend yield," "average annual total return," "total return" and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how standardized yield, tax-equivalent yield, dividend yield, average annual total return and total return are calculated for each class and the components of those calculations is set forth below. Class B shares were first publicly offered on September 11, 1995. Class C shares were first publicly offered on December 1, 1993.

       - Standardized Yields.

       - Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

          Standardized Yield = 2 [(a-b
                                   ---  + 1 )6 - 1]
                                   cd

       The symbols above represent the following factors:

a  =   dividends and interest earned during the 30-day period.
b  =   expenses accrued for the period (net of any expense reimbursements).
c  =   the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d  =   the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

       The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based on the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended September 30, 1995, the standardized yields for the Fund's Class A, Class B and Class C shares were 4.04% and 3.26% and 3.30%, respectively.

       - Tax-Equivalent Yield. The Fund's "tax-equivalent yield" adjusts the Fund's current yield, as calculated above, by a stated combined Federal and state tax rate. The tax equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax-exempt. The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Appendix B includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions). The tax-equivalent yield tables assume that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Fund's tax-equivalent yield for its Class A, Class B and Class C shares for the 30-day period ended September 30, 1995 were 6.69%, 5.40% and 5.46%, respectively, for an individual in the 36% Federal tax bracket.

       - Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A, Class B or Class C share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

  Dividend Yield of the Class = Dividends of the Class
                                ----------------------
                  Max. Offering Price of the Class (last day of period)

          + Number of days (accrual period) x 365

       The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B and Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

       From time to time, similar calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended September 30, 1995 were 5.08% and 5.26% when calculated at maximum offering price and net asset value, respectively. The dividend yield on Class B and Class C shares for the 30-day period ended September 30, 1995 were 4.46% and 4.40%, respectively when calculated at net asset value.

       - Total Return Information.

       - Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                   ERV  1/n
                   ---        - 1 = Average Annual Total Return
                    P

       The "average annual total return" on an investment in Class A shares of the Fund for the one and five year periods ended September 30, 1995 were 4.98% and 7.40%, respectively, and for the period from the inception of the Fund on November 11, 1986 through September 30, 1995 was 7.04%.
The "average annual total return" on an investment in Class B shares for the period from inception on September 11, 1995 through September 30,1 995 was 31.25%. The "average annual total return" on an investment in Class
C shares for the year ended September 30, 1995 was 7.13%, and for the period from inception on December 1, 1993 through September 30, 1995 was 2.92%.

       - Cumulative Total Return. The "cumulative total return" calculation measures the change in the value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                         ERV - P
                         ------- = Total Return
                            P

       In calculating total returns for Class A shares, the current maximum sales charge of 3.50% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B and Class C shares, the payment of the contingent deferred sales charge of 1.0% in the first year is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "total return" on an investment in Class A shares of the Fund (using the method described above) for the one year and five year periods ended September 30, 1995 were 4.98% and 42.87%, respectively and for the period from November 11, 1986 (inception of the Fund) through September 30, 1995, was 83.11%. The cumulative total return on Class B shares for the period September 11, 1995 (the inception of the Class) through September 30, 1995 was 3.88%.
The cumulative total return on Class C shares for the one year period ended September 30, 1995 was 7.13% and for the period from December 1, 1993 (the inception of the class) through September 30, 1995 was 5.41%. During a portion of the periods for which total returns are shown, the Fund's maximum sales charge rate was higher; as a result, performance returns on actual investments during those periods may be lower than the results shown.

       - Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class
C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The "total return at net asset value" on the Fund's Class A shares for the one-year and five year periods ended September 30, 1995 was 8.78 and 48.05% respectively and for the period November 11, 1986 (inception of the Fund) through September 30, 1995 was 89.74%. The "average annual total return" on the Fund's Class
B shares from September 11, 1995 (inception of the Class through September 30, 1995 was 10.01%. The cumulative "total returns at net asst value" on the Fund's Class B shares for the period September 11, 1995 (inception of the Class) through September 30, 1995 was 0.83%. The total return at net asset value for the Fund's Class C shares year ended September 30, 1995 was 8.13%.

       - Other Performance Comparisons. From time to time, the Fund may publish the ranking of the performance of its Class A, Class B or Class
C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against
(i) all other funds, other than money market funds, and (ii) all other intermediate municipal debt funds. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charge or taxes into consideration.
From time to time the Fund may include in its advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar.

       From time to time the Fund may publish the ranking of its performance by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next
35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other municipal bond funds. Rankings are subject to change.

       Investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government. In order to compare the Fund's dividends to the rate of return on taxable investments, Federal income taxes on such investments should be considered.

       When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period will not be a predication or representation by the Fund of future returns. The returns of the Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class.

Distribution and Service Plans

       The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will compensate the Distributor quarterly for its services in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class, such votes having been cast for Class B shares by the Manager as the then-sole initial shareholder. For the Distribution and Service Plan for Class B shares, that vote was cast by the Manager as the sole initial holder of Class B shares of the Fund.

       In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

       Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. None of the Plans may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase payments under the Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

       While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which payments were made and the identity of each Recipient that received any payment. Each report shall also include the distribution costs for that quarter. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

       Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate and set no minimum amount. For the fiscal year ended September 30, 1995, payments under the Class A Plan totalled $187,036, of which $167,772 was paid by the Distributor to Recipients, including $19,264 paid to MML Investor Services, Inc., an affiliate of the Distributor.

       Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

       The Class B and the Class C Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment to the Distributor. For the year ended September 30, 1995, payments made under the Class C Plan totalled $74,513, of which $54,543 was retained by the Distributor as reimbursement for Class C Distribution-related expenses and sales commissions. Payments made under the Class B Plan for the period from 9/11/95 through 9/30/95 totalled $15.

       Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee on such shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class
C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

       Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B and Class C shares of the Fund. The
Distributor retains the asset-based sales charge on Class B shares.   As
to Class C shares, the Distributor retains the asset-based sales charge during the first year shares are outstanding, and pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. Under the Class B and Class C Plans, the asset-based sales charge is paid to compensate the Distributor for its services, described below, to the Fund.

       The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor normally will not accept (i) any order for $500,000 or more of Class B shares or (ii) any order for $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

       The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by each class, including the asset-based sales charge to which Class B and Class C shares are subject.

       The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class
B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

       The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open by dividing the value of the Fund's net assets attributable to that class by the number of Fund shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers may conduct trading at times when the NYSE is closed (including weekends and holidays) so that debt securities of the same type held by the Fund may be traded. Because the net asset values of the Fund will not be calculated at such times, if debt securities held in the Fund's portfolio are traded at such times, the net asset values per share of Class A, Class B and Class C shares may be significantly affected on such days when shareholders may not purchase or redeem shares.

       The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally, as follows: (i) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (ii) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (iii) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (iv) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

       In the case of Municipal Securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). With the approval of the Trust's Board of Trustees, the Manager may employ a pricing service, bank or broker/dealer experienced in such matters to price any of the types of securities described above. The Board has authorized the Manager to employ a pricing service to price many of the Fund's securities. The Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

       Puts, calls, Interest Rate Futures and Municipal Bond Index Futures are valued at the last sales prices on the principal exchanges on which they are traded or on NASDAQ, as applicable. If there were no sales on the principal exchange, the last sale on any exchange is used. In the absence of any sales that day, value shall be the last reported sales price on the prior trading day or closing bid or asked prices on the principal exchange closest to the last reported sales price. When the Fund writes an option, an amount equal to the premium received by the Fund is included in its Statement of Assets and Liabilities as an asset and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for such purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on some days. If Federal Funds are received after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Rights of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons- and daughters-in-law, siblings, and a sibling's spouse and a spouse's siblings.

       - The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Fund
Oppenheimer Insured Tax-Exempt Fund
Oppenheimer Main Street California
  Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Investment Grade Bond Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Officers Value Fund
Rochester Fund Municipals
Rochester Fund Series - The Bond Fund For Growth
Rochester Portfolio Series - Limited-Term New York Municipal Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

       There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

       - Letters of Intent. A Letter of Intent (referred to as "Letter") is the investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund or Class A and Class B shares of other OppenheimerFunds during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares to be purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other OppenheimerFunds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price applicable to a single lump-sum purchase in the amount intended to be purchased under the Letter.

       In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

       If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

       In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

       - Terms of Escrow That Apply to Letters of Intent.

       1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

       2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

       3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

       4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

       5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class
A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A or B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other
Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

       6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

 Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

       There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the date of cancellation is less than on the purchase date. That loss is equal to the difference in net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for such loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or by seeking other redress.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

How to Sell Shares

       Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

       - Selling Shares by Wire. The wire of redemptions proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

       - Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $1,000 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the state minimum solely as a result of market fluctuations. Should the Board elect to exercise the right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class B shares that were purchased by reinvesting dividends or distributions or that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. This privilege is not available to Class C shareholders. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally that is 4:00 P.M., but it may close earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption documents as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class C shareholders should not establish withdrawal plans that would require the redemption of shares held less than 12 months, because of the imposition of the Class C contingent deferred sales charge on such withdrawals (except where the Class C contingent deferred sales charge is waived as described in the Prospectus under "Class C Contingent Deferred Sales Charge").

       By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

       - Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

       - Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

       The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

       For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

       Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

       The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

       The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund.
The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

       To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

       If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

       As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Tax-Exempt Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

       Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

       No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class
A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class
C shares.

       When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

       The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

       When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

       Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

       The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value.
Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order. Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be paid with respect to shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If a shareholder redeems all shares in an account, all dividends accrued on shares held in that account will be paid together with the redemption proceeds.

       Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

       The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and
Class C," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and will also differ in amount as a consequence of any difference in net asset value between the classes.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net investment income earned by the Fund on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the Fund's portfolio which are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. All of the Fund's dividends (excluding capital gains distributions) paid during 1994 were exempt from Federal personal income taxes. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund. Corporate shareholders and "substantial users" of facilities financed by Private Activity Municipal Securities should see "Private Activity Municipal Securities."

       A shareholder receiving a dividend from income earned by the Fund from one or more of: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2) income from securities loans; or (3) an excess of net short-term capital gain over net long-term capital loss from the Fund, treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

       Long-term capital gains distributions, if any, are taxable as long-term capital gains whether received in cash or reinvested and regardless of how long Fund shares have been held. Dividends paid by the Fund derived from net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. For information on "backup withholding" on taxable dividends, see "How To Redeem Shares." Interest on loans used to purchase shares of the Fund may not be deducted for Federal income tax purposes. Under rules used by the Internal Revenue Service to determine when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

       If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation, will receive no tax deduction for payments of dividends and distributions made to shareholders and would be unable to pay "exempt-interest" dividends as discussed above.

       Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. The Manager might determine in a particular year that it might be in the best interest of shareholders for the Fund not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. Class B and Class C shareholders should be aware that as of the date of this Statement of Additional Information, not all of the OppenheimerFunds offer Class B or Class C shares. To elect this option, a shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for investment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and distributions from other Eligible Funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of portfolio securities to and from the Fund. The Manager has represented to the Fund that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.

Independent Auditors. The independent auditors of the Fund audit the Manager's and the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

-------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER INTERMEDIATE TAX-EXEMPT
FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Intermediate Tax-Exempt Fund as of September 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1995 and 1994, and the financial highlights for the period October 1, 1989 to September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights (except for total return) for the period November 11, 1986 (commencement of operations) to September 30, 1989 were audited by other auditors whose report dated November 2, 1989, expressed an unqualified opinion on those financial highlights.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Intermediate Tax-Exempt Fund at September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE  LLP

Denver, Colorado
October 20, 1995

STATEMENT OF INVESTMENTS  SEPTEMBER 30, 1995

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--98.5%
-------------------------------------------------------------------------------------------------------------------------
ALASKA--1.3%              North Slope Boro, Alaska General Obligation Bonds,
                          Series B, CGIC Insured, 7.50%, 6/30/01                 Aaa/AAA          $1,000,000   $1,146,654
-------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--7.5%          California Pollution Control Financing Authority
                          Revenue Bonds, Southern California Edison,
                          Series A, MBIA--IBC Insured, 6.90%, 9/1/06             Aaa/AAA           1,000,000    1,072,597
                          -----------------------------------------------------------------------------------------------
                          California Statewide Communities Development
                          Authority Hospital Revenue Certificates of
                          Participation, Cedars-Sinai Medical Center,
                          MBIA--IBC Insured, 6.50%, 8/1/12                       Aaa/AAA           1,000,000    1,080,120
                          -----------------------------------------------------------------------------------------------
                          Corona, California Certificates of Participation,
                          Prerefunded, Series B, 10%, 11/1/20                    Aaa/AAA           1,000,000    1,341,544
                          -----------------------------------------------------------------------------------------------
                          Foothill/Eastern Transportation Corridor Agency
                          California Toll Road Cv. Capital Appreciation
                          Revenue Bonds, Sr. Lien, Series A, 0%/6.95%,
                          1/1/07(1)                                              Baa/BBB-/BBB      2,000,000    1,077,652
                          -----------------------------------------------------------------------------------------------
                          Sacramento, California Cogeneration Authority
                          Revenue Bonds, Procter & Gamble Project, 6.375%,
                          7/1/10                                                 NR/BBB-           1,100,000    1,107,099
                          -----------------------------------------------------------------------------------------------
                          San Bernardino County, California Certificates of
                          Participation, Medical Center Financing Project, 6%,
                          8/1/09                                                 Baa1/A-           1,000,000      989,726
                                                                                                                ---------
                                                                                                                6,668,738
                          -----------------------------------------------------------------------------------------------
COLORADO--1.8%            Denver, Colorado City & County Airport Revenue
                          Bonds, Series A, 7%, 11/15/99                          Baa/BB            1,000,000    1,062,584
                          -----------------------------------------------------------------------------------------------
                          Meridian Metropolitan District, Colorado General
                          Obligation Refunding Bonds, 7.50%, 12/1/11             A3/NR               500,000      553,567
                                                                                                                ---------
                                                                                                                1,616,151
                          -----------------------------------------------------------------------------------------------
CONNECTICUT--2.5%         Connecticut State Special Tax Revenue Bonds,
                          Transportation Infrastructure Project, Prerefunded,
                          Series A, 7.125%, 6/1/07                               NR/AAA            2,000,000    2,260,124
                          -----------------------------------------------------------------------------------------------
FLORIDA--2.9%             Florida State Board of Education Administration
                          Capital Outlay General Obligation Bonds,
                          Prerefunded, Series B, 7.625%, 6/1/09                  Aaa/AAA           1,500,000    1,615,197
                          -----------------------------------------------------------------------------------------------
                          Polk County, Florida Industrial Development
                          Authority Revenue Bonds, Purex Corp. Project, 6.75%,
                          6/1/03                                                 NR/NR               960,000      960,391
                                                                                                                ---------
                                                                                                                2,575,588
                          -----------------------------------------------------------------------------------------------
GEORGIA--2.6%             Georgia State Residential Finance Authority Home
                          Ownership Mtg. Revenue Bonds, Series A, Subseries
                          A--1, FHA Insured, 7.50%, 6/1/17                       Aa/AA+              245,000      257,307
                          -----------------------------------------------------------------------------------------------
                          Savannah, Georgia Hospital Authority Revenue Bonds,
                          Refunding & Improvement-Chandler Hospital, 7%,
                          1/1/11                                                 Baa/BBB+          2,000,000    2,024,116
                                                                                                                ---------
                                                                                                                2,281,423
                          -----------------------------------------------------------------------------------------------
ILLINOIS--5.3%            Chicago, Illinois General Obligation Refunding
                          Bonds, Prerefunded, Series B, 9.25%, 1/1/13            A/A                 500,000      552,535
                          -----------------------------------------------------------------------------------------------
                          Du Page County, Illinois First Preservation District
                          General Obligation Bonds, Prerefunded, 7.70%,
                          11/1/00                                                NR/AAA            1,000,000    1,089,900
                          -----------------------------------------------------------------------------------------------
                          Du Page Water Commission of Illinois Water Revenue
                          Bonds, Prerefunded, 6.875%, 5/1/14                     NR/AAA            1,000,000    1,061,052



5  Oppenheimer Intermediate Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
ILLINOIS (CONTINUED)      Illinois Development Finance Authority Pollution
                          Control Revenue Refunding Bonds, Central Illinois
                          Public Service Co., Series A, 7.60%, 3/1/14
                                                                                 Aa2/AA           $  250,000   $  272,323
                          -----------------------------------------------------------------------------------------------
                          Southwestern Illinois Development Authority Hospital
                          Revenue Bonds, St. Elizabeth Medical Center, 8%, 6/1/10
                                                                                 NR/A-               500,000      535,273
                          -----------------------------------------------------------------------------------------------
                          Waukegan, Illinois General Obligation Bonds,
                          MBIA Insured, 7.50%, 12/30/03                          Aaa/AAA           1,000,000    1,152,381
                                                                                                                ---------
                                                                                                                4,663,464
                          -----------------------------------------------------------------------------------------------
INDIANA--1.6%             Indiana Bond Bank Revenue Guarantee Bonds, State
                          Revolving Fund Program, Series A, 6.875%, 2/1/12       NR/A              1,135,000    1,203,747
                          -----------------------------------------------------------------------------------------------
                          Indiana University Revenue Bonds, Hospital
                          Facilities Project, 7%, 1/1/09                         A1/A+               215,000      225,330
                                                                                                                ---------
                                                                                                                1,429,077
                          -----------------------------------------------------------------------------------------------
LOUISIANA--1.3%           Louisiana State General Obligation Bonds, Series A,
                          AMBAC Insured, 8%, 5/1/99                              Aaa/AAA/AAA       1,000,000    1,118,959
                          -----------------------------------------------------------------------------------------------
MAINE--1.5%               Maine Educational Loan Marketing Corp. Student
                          Loan Revenue Refunding Bonds, Series A, 6.05%, 11/1/04 Aaa/NR              750,000      783,514
                          -----------------------------------------------------------------------------------------------
                          Maine State Housing Authority Revenue Bonds,
                          Mtg. Purchase Project, Series A, 7.50%, 11/15/22       A1/AA               500,000      527,799
                                                                                                                ---------
                                                                                                                1,311,313
                          -----------------------------------------------------------------------------------------------
MARYLAND--1.4%            Howard County, Maryland Certificates of
                          Participation, Series A, 8.05%, 2/15/21                NR/AA+              350,000      447,792
                          -----------------------------------------------------------------------------------------------
                          Maryland Water Quality Financing Administration
                          Revenue Bonds, Revolving Loan Fund, Series A,
                          Zero Coupon, 9/1/07                                    Aa/AA/AA-         1,500,000      800,946
                                                                                                                ---------
                                                                                                                1,248,738
                          -----------------------------------------------------------------------------------------------
MASSACHUSETTS--1.4%       Massachusetts State Dedicated Income Tax Bonds,
                          Series A, 7.875%, 6/1/97                               A1/A+/A+            665,000      706,505
                          -----------------------------------------------------------------------------------------------
                          Massachusetts State General Obligation Bonds,
                          FGIC Insured, 7.875%, 6/1/97                           Aaa/AAA/AAA         500,000      532,713
                                                                                                                ---------
                                                                                                                1,239,218
                         ------------------------------------------------------------------------------------------------
MICHIGAN--3.6%            Detroit, Michigan General Obligation Refunding Bonds,
                          Series B, 7%, 4/1/04                                   Ba1/BBB           2,000,000    2,141,336
                          -----------------------------------------------------------------------------------------------
                          Detroit, Michigan Self-Insurance Bonds, Series A,
                          5.70%, 5/1/02                                          NR/BBB-           1,000,000      995,068
                                                                                                                ---------
                                                                                                                3,136,404
                          -----------------------------------------------------------------------------------------------
NEVADA--2.6%              Clark County, Nevada School District General
                          Obligation Bonds, Series A, MBIA Insured, 9.75%,
                          6/1/01                                                 Aaa/AAA           1,800,000    2,263,115
                          -----------------------------------------------------------------------------------------------
NEW JERSEY--1.8%          Ocean County, New Jersey General Obligation
                          Bonds, 7.40%, 10/15/00                                 Aa/AA-/AA         1,400,000    1,583,386
                          -----------------------------------------------------------------------------------------------
NEW MEXICO--0.6%          New Mexico State Hospital Equipment Loan Council
                          Revenue Bonds, San Juan Regional Medical Center,
                          Inc. Project, 7.90%, 6/1/11                            A/NR                500,000      551,177



6  Oppenheimer Intermediate Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
NEW YORK--16.6%           City of New York General Obligation Bonds, Series B,
                          6.20%, 8/15/06                                         Baa1/BBB+/A-     $3,000,000   $3,047,178
                          -----------------------------------------------------------------------------------------------
                          City of New York General Obligation Bonds,
                          Series F, 8.40%, 11/15/07                              Aaa/BBB+/A-       4,500,000    5,396,008
                          -----------------------------------------------------------------------------------------------
                          City of New York Industrial Development Agency
                          Special Facility Revenue Bonds, Terminal One
                          Group Assn. Project, 6%, 1/1/08                        A/A/A-            2,000,000    2,033,474
                          -----------------------------------------------------------------------------------------------
                          City of New York Industrial Development Agency
                          Special Facility Revenue Bonds, Terminal One
                          Group Assn. Project, 6.10%, 1/1/09                     A/A/A-            2,000,000    2,033,308
                          -----------------------------------------------------------------------------------------------
                          New York State General Obligation Refunding Bonds,
                          7.80%, 11/15/99                                        A/A-              1,000,000    1,131,014
                          -----------------------------------------------------------------------------------------------
                          New York State Urban Development Corp.
                          Revenue Refunding Bonds, Correctional
                          Facilities Project, 5.25%, 1/1/02                      Baa1/BBB/A        1,035,000    1,037,099
                                                                                                                ---------
                                                                                                               14,678,081
                          -----------------------------------------------------------------------------------------------
OKLAHOMA--1.4%            Oklahoma County, Oklahoma Home Finance
                          Authority Revenue Bonds, GNMA Collateral Mtg.
                          Program, 7.65%, 1/1/23                                 NR/AA-              125,000      133,082
                          -----------------------------------------------------------------------------------------------
                          Oklahoma State Industrial Authority Revenue Bonds,
                          Health Systems-Baptist Medical Center, Series C,
                          AMBAC Insured, 7%, 8/15/05                             Aaa/AAA/AAA         955,000    1,095,161
                                                                                                                ---------
                                                                                                                1,228,243
                          -----------------------------------------------------------------------------------------------
PENNSYLVANIA--10.2%       Pennsylvania State Industrial Development Authority
                          Revenue Bonds, Economic Development Project,
                          AMBAC Insured, 6%, 1/1/99                              Aaa/AAA/AAA       2,000,000    2,094,064
                          -----------------------------------------------------------------------------------------------
                          Pennsylvania State Industrial Development Authority
                          Revenue Bonds, Economic Development Project,
                          Series A, 6.80%, 7/1/01                               NR/A-/AAA          3,000,000    3,359,085
                          -----------------------------------------------------------------------------------------------
                          Philadelphia, Pennsylvania Airport Revenue Bonds,
                          Philadelphia Airport System, Series A, AMBAC Insured,
                          5.75%, 6/15/08                                         Aaa/AAA/AAA       1,000,000    1,019,550
                          -----------------------------------------------------------------------------------------------
                          Schuylkill County, Pennsylvania Industrial
                          Development Authority Resource Recovery Revenue
                          Refunding Bonds, Schuylkill Energy Resources, Inc.,
                          6.50%, 1/1/10                                          NR/NR             2,500,000    2,511,218
                                                                                                                ---------
                                                                                                                8,983,917
                          -----------------------------------------------------------------------------------------------
SOUTH CAROLINA--4.4%      Richland County, South Carolina Hospital Facilities
                          Revenue Bonds, Community Provider Pooled Loan
                          Program, CGIC Insured, Series A, 7.125%, 7/1/17        Aaa/AAA             250,000      272,861
                          -----------------------------------------------------------------------------------------------
                          South Carolina State Education Assistance Authority
                          Revenue Bonds, Insured Student Loan, 6.30%, 9/1/01     NR/AA             1,400,000    1,473,924
                          -----------------------------------------------------------------------------------------------
                          South Carolina State Public Service Authority Revenue
                          Refunding Bonds, Prerefunded, 8%, 7/1/04               Aaa/AA-/A+        2,000,000    2,119,490
                                                                                                                ---------
                                                                                                                3,866,275



7  Oppenheimer Intermediate Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--1.7%        South Dakota Student Loan Finance Revenue Bonds,
                          Series A, 5.95%, 8/1/01                                NR/A+            $1,500,000  $ 1,531,692
-------------------------------------------------------------------------------------------------------------------------
TENNESSEE--2.1%           Chattanooga-Hamilton County, Tennessee Hospital
                          Authority Revenue Bonds, Erlanger Medical Center,
                          Prerefunded, Series B, FSA Insured,
                          Inverse Floater, 9.774%, 5/25/21(2)                    Aaa/AAA           1,500,000    1,868,050
-------------------------------------------------------------------------------------------------------------------------
TEXAS--6.4%               Harris County, Texas Flood Control Bonds,
                          Series A, 7.125%, 10/1/98                              Aa/AA+            1,315,000    1,426,225
                          -----------------------------------------------------------------------------------------------
                          Harris County, Texas Health Facilities Development
                          Corp. Hospital Revenue Bonds, Hermann Trust,
                          Prerefunded, 9%, 10/1/17                               Aaa/AAA           2,500,000    2,780,155
                          -----------------------------------------------------------------------------------------------
                          Harris County, Texas Revenue Bonds, Toll Road
                          Project, Prerefunded, 10.375%, 8/1/14                  Aaa/NR              300,000      339,788
                          -----------------------------------------------------------------------------------------------
                          Texas National Research Laboratory Commission
                          Financing Corp. Lease Revenue Bonds, Superconducting
                          Super Collider, 6.25%, Escrowed to Maturity, 12/1/00   Aaa/AAA/A         1,000,000    1,072,831
                                                                                                               ----------
                                                                                                                5,618,999
-------------------------------------------------------------------------------------------------------------------------
VERMONT--1.1%             Vermont State Student Assistance Corp. Educational
                          Loan Revenue Bonds, Finance Program, Series A--3,
                          FSA Insured, 6.25%, 6/15/03                            Aaa/AAA             900,000      968,787
-------------------------------------------------------------------------------------------------------------------------
VIRGINIA--2.7%            Chesapeake, Virginia Public Improvement General
                          Obligation Bonds, 7%, 5/1/99                           Aa/AA             2,155,000    2,349,480
-------------------------------------------------------------------------------------------------------------------------
WASHINGTON--1.2%          Port of Seattle, Washington Revenue Bonds,
                          Series B, 6.30%, 11/1/02                               A1/AA-/AA-       1,000,000    1,079,834
-------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA--1.0%       West Virginia School Building Authority Revenue
                          Bonds, Prerefunded, MBIA Insured, 7.25%, 7/1/15        Aaa/AAA             750,000      848,103
-------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--10.0%   Puerto Rico Commonwealth General Obligation
                          Bonds, 6.35%, 7/1/10                                   Baa1/A            2,000,000    2,101,598
                          -----------------------------------------------------------------------------------------------
                          Puerto Rico Electric Power Authority Revenue Bonds,
                          Series P, 6.75%, 7/1/03                                Baa1/A-           2,000,000    2,209,440
                          -----------------------------------------------------------------------------------------------
                          Puerto Rico Electric Power Authority
                          Revenue Refunding Bonds, Series S, 7%, 7/1/07          Baa1/A-           2,000,000    2,277,480
                          -----------------------------------------------------------------------------------------------
                          Puerto Rico Telephone Authority Revenue Bonds,
                          AMBAC Insured, Inverse Floater, 3.55%, 1/1/03(2)       Aaa/AAA/AAA       2,400,000    2,202,895
                                                                                                               ----------
                                                                                                                8,791,413
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $84,667,837)                                                          98.5%  86,906,403
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                          1.5    1,365,333
                                                                                                   ---------  -----------
NET ASSETS                                                                                             100.0% $88,271,736
                                                                                                   ---------  -----------
                                                                                                   ---------  -----------

                          1. Represents a zero coupon bond that converts to a fixed rate of interest at a designated future date.
                          2. Represents the current interest rate for a variable rate bond. Variable rate bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. The multiplier for these inverse floaters is 2. Inverse floaters amount to $4,070,945 or 4.6% of the Fund's net assets at September 30, 1995.

                          See accompanying Notes to Financial Statements.


8  Oppenheimer Intermediate Tax-Exempt Fund

STATEMENT OF ASSETS AND LIABILITIES   SEPTEMBER 30, 1995


-------------------------------------------------------------------------------------------------------------------------
ASSETS                    Investments, at value (cost $84,667,837)--see accompanying statement               $86,906,403
                          -----------------------------------------------------------------------------------------------
                          Cash                                                                                   159,192
                          -----------------------------------------------------------------------------------------------
                          Receivables:
                          Interest                                                                             1,602,440
                          Shares of beneficial interest sold                                                      13,929
                          -----------------------------------------------------------------------------------------------
                          Other                                                                                   26,516
                                                                                                             -----------
                          Total assets                                                                        88,708,480
------------------------------------------------------------------------------------------------------------------------
LIABILITIES               Payables and other liabilities:
                          Dividends                                                                              261,786
                          Shares of beneficial interest redeemed                                                  88,154
                          Distribution and service plan fees--Note 4                                              52,252
                          Shareholder reports                                                                     13,807
                          Transfer and shareholder servicing agent fees--Note 4                                    3,579
                          Trustees' fees                                                                              63
                          Other                                                                                   17,103
                                                                                                             -----------
                          Total liabilities                                                                      436,744
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                   $88,271,736
                                                                                                             -----------
                                                                                                             -----------

-------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF            Paid-in capital                                                                    $88,366,036
NET ASSETS                -----------------------------------------------------------------------------------------------
                          Overdistributed net investment income                                                  (66,542)
                          -----------------------------------------------------------------------------------------------
                          Accumulated net realized loss from investment transactions                          (2,266,324)
                          -----------------------------------------------------------------------------------------------
                          Net unrealized appreciation on investments--Note 3                                   2,238,566
                                                                                                             -----------
                          Net assets                                                                         $88,271,736
                                                                                                             -----------
                                                                                                             -----------

------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE           Class A Shares:
PER SHARE                 Net asset value and redemption price per share (based on net assets
                          of $80,535,209 and 5,483,053 shares of beneficial interest outstanding)                 $14.69
                          Maximum offering price per share (net asset value plus sales charge
                          of 3.50% of offering price)                                                             $15.22
                          -----------------------------------------------------------------------------------------------
                          Class B Shares:
                          Net asset value, redemption price and offering price per share (based on
                          net assets of $118,918 and 8,097 shares of beneficial interest outstanding)             $14.69
                          -----------------------------------------------------------------------------------------------
                          Class C Shares:
                          Net asset value, redemption price and offering price per share (based on
                          net assets of $7,617,609 and 519,407 shares of beneficial interest outstanding)         $14.67

                          See accompanying Notes to Financial Statements.


9  Oppenheimer Intermediate Tax-Exempt Fund

STATEMENT OF OPERATIONS   FOR THE YEAR ENDED SEPTEMBER 30, 1995


------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME          Interest                                                                           $5,684,381
------------------------------------------------------------------------------------------------------------------------
EXPENSES                   Management fees--Note 4                                                               435,665
                           ---------------------------------------------------------------------------------------------
                           Distribution and service plan fees--Note 4:
                           Class A                                                                               187,036
                           Class B                                                                                    15
                           Class C                                                                                74,513
                           ----------------------------------------------------------------------------------------------
                           Transfer and shareholder servicing agent fees--Note 4                                  78,432
                           ----------------------------------------------------------------------------------------------
                           Shareholder reports                                                                    52,243
                           ----------------------------------------------------------------------------------------------
                           Registration and filing fees:
                           Class A                                                                                21,316
                           Class C                                                                                12,030
                           ----------------------------------------------------------------------------------------------
                           Legal and auditing fees                                                                24,847
                           ----------------------------------------------------------------------------------------------
                           Custodian fees and expenses                                                            11,833
                           ----------------------------------------------------------------------------------------------
                           Insurance expenses                                                                      6,727
                           ----------------------------------------------------------------------------------------------
                           Trustees' fees and expenses                                                             1,071
                           ----------------------------------------------------------------------------------------------
                           Other                                                                                  13,516
                                                                                                             -----------
                           Total expenses                                                                        919,244
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                          4,765,137
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED    Net realized loss from:
GAIN (LOSS) ON INVESTMENTS Investments                                                                        (1,421,045)
                           Closing of futures contracts                                                         (169,368)
                                                                                                             -----------
                           Net realized loss                                                                  (1,590,413)
                           ----------------------------------------------------------------------------------------------
                           Net change in unrealized appreciation or depreciation on investments                4,069,030
                                                                                                             -----------
                           Net realized and unrealized gain on investments                                     2,478,617
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$7,243,754
                                                                                                             -----------
                                                                                                             -----------


                           See accompanying Notes to Financial Statements.


10  Oppenheimer Intermediate Tax-Exempt Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                                                     1995          1994
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS                Net investment income                                                  $ 4,765,137    $ 4,139,249
                          --------------------------------------------------------------------------------------------------
                          Net realized loss on investments                                        (1,590,413)    (1,005,299)
                          --------------------------------------------------------------------------------------------------
                          Net change in unrealized appreciation or depreciation on investments     4,069,030     (4,866,867)
                                                                                                 -----------    ------------
                          Net increase (decrease) in net assets resulting from operations          7,243,754     (1,732,917)
----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND             Dividends from net investment income:
DISTRIBUTIONS TO          Class A ($.7524 and $.7572 per share, respectively)                     (4,224,351)    (4,028,765)
SHAREHOLDERS              Class B ($.0571 per share)                                                     (78)            --
                          Class C ($.6332 and $.5157 per share, respectively)                       (310,776)      (164,731)
                          --------------------------------------------------------------------------------------------------
                          Distributions in excess of gain on investments:
                          Class A ($.0698 per share)                                                      --       (340,993)
                          Class C ($.0698 per share)                                                      --           (271)
----------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST       Net increase (decrease) in net assets resulting from Class A
TRANSACTIONS              beneficial interest transactions--Note 2                                (5,399,631)    19,304,315
                          --------------------------------------------------------------------------------------------------
                          Net increase in net assets resulting from Class B
                          beneficial interest transactions--Note 2                                   118,895             --
                          --------------------------------------------------------------------------------------------------
                          Net increase (decrease) in net assets resulting from Class C
                          beneficial interest transactions--Note 2                                (1,122,859)     8,794,633
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                Total increase (decrease)                                               (3,695,046)    21,831,271
                          --------------------------------------------------------------------------------------------------
                          Beginning of period                                                     91,966,782     70,135,511
                                                                                                 -----------    -----------
                          End of period (including overdistributed net investment
                          income of $66,542 and $142,634, respectively)                          $88,271,736    $91,966,782
                                                                                                 -----------    -----------
                                                                                                 -----------    -----------


                          See accompanying Notes to Financial Statements.


11  Oppenheimer Intermediate Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

                                              CLASS A
----------------------------------------------------------------------------------------


                                                  YEAR ENDED SEPTEMBER 30,
                                                  1995      1994      1993      1992
----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $ 14.23   $ 15.34   $ 15.09   $ 14.40
----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .79       .72       .77       .86
Net realized and unrealized gain (loss)
on investments                                        .42     (1.00)      .70       .69
                                                  -------   -------   -------   -------
Total income (loss) from investment
operations                                           1.21      (.28)     1.47      1.55
----------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.75)     (.76)     (.75)     (.86)
Distributions from net realized gain
on investments                                         --        --      (.47)       --
Distributions in excess of net realized gain
on investments                                         --      (.07)       --        --
                                                  -------   -------   -------   -------
Total dividends and distributions
to shareholders                                      (.75)     (.83)    (1.22)     (.86)
----------------------------------------------------------------------------------------
Net asset value, end of period                    $ 14.69   $ 14.23   $ 15.34   $ 15.09
                                                  -------   -------   -------   -------
                                                  -------   -------   -------   -------
----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)                  8.78%    (1.92)%   10.31%    11.10%
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $80,535   $83,456   $70,136   $29,724
----------------------------------------------------------------------------------------
Average net assets (in thousands)                 $79,681   $79,076   $48,915   $25,153
----------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)                     5,483     5,865     4,571     1,970
----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                5.55%     5.05%     5.08%     5.87%
Expenses, before voluntary assumption
by the Manager                                        .98%     1.00%     1.07%     1.25%
Expenses, net of voluntary assumption
by the Manager                                        N/A       N/A      1.05%     1.16%
----------------------------------------------------------------------------------------
Portfolio turnover rate(7)                             55%       51%       21%       93%


1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
2. For the period from August 29, 1995 (inception of offering) to September 30, 1995.
3. For the period from November 11, 1986 (commencement of operations) to September 30, 1987.
4. On April 7, 1990, Oppenheimer Management Corporation became the investment advisor to the Fund.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


12  Oppenheimer Intermediate Tax-Exempt Fund


                                                                                               Class B     Class C
----------------------------------------------                                                 ---------   ------------------------
                                                                                               Period
                                                                                               Ended
                                                                                               Sept. 30,   Year Ended September 30,
                                             1991      1990(4)   1989      1988      1987(3)   1995(2)     1995          1994(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period         $ 13.51   $ 13.57   $ 13.33   $ 12.56   $ 14.00   $14.62      $14.18        $15.14
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
Net investment income                            .83       .90       .98      1.05       .90      .06         .69           .46
Net realized and unrealized gain (loss)
on investments                                   .91      (.08)      .24       .77     (1.44)     .07         .43          (.83)
                                             -------   -------   -------   -------   -------   ------      ------        ------
Total income (loss) from investment
operations                                      1.74       .82      1.22      1.82      (.54)     .13        1.12          (.37)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders
Dividends from net investment income            (.85)     (.88)     (.98)    (1.05)     (.90)    (.06)       (.63)         (.52)
Distributions from net realized gain
on investments                                    --        --        --        --        --       --          --            --
Distributions in excess of net realized gain
on investments                                    --        --        --        --        --       --          --          (.07)
                                             -------   -------   -------   -------   -------   ------      ------        ------
Total dividends and distributions
to shareholders                                 (.85)     (.88)     (.98)    (1.05)     (.90)    (.06)       (.63)         (.59)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 14.40   $ 13.51   $ 13.57   $ 13.33   $ 12.56   $14.69      $14.67        $14.18
                                             -------   -------   -------   -------   -------   ------      ------        ------
                                             -------   -------   -------   -------   -------   ------      ------        ------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)            13.20%     6.14%     9.54%    14.96%    (4.11)%   0.83%
8.13%        (2.54)%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $23,675   $20,287   $19,350   $13,480   $10,228   $  119      $7,618        $8,511
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $22,071   $20,576   $17,188   $12,220   $11,152   $   23      $7,437        $4,686
-----------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)                1,644     1,502     1,426     1,011       814        8         519           600
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           5.93%     6.56%     7.09%     8.01%     7.39%(6) 3.88%(6)    4.64%
3.77%(6)
Expenses, before voluntary assumption
by the Manager                                  1.35%     1.41%     1.56%     1.75%     1.95%(6) 1.55%(6)    1.88%
2.24%(6)
Expenses, net of voluntary assumption
by the Manager                                  1.16%      .66%      .23%      N/A       .40%(6)  N/A         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        75%      102%      180%      148%       98%      55%         55%           51%


6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $47,459,869 and $52,812,094, respectively.

                           See accompanying Notes to Financial Statements.


13  Oppenheimer Intermediate Tax-Exempt Fund

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1. SIGNIFICANT
   ACCOUNTING POLICIES

Oppenheimer Intermediate Tax-Exempt Fund (the Fund), operating under the name Oppenheimer Intermediate Tax-Exempt Bond Fund through August 29, 1995, is a separate series of Oppenheimer Tax-Exempt Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

-------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1995, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $975,000 expiring in 2003.

-------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

-------------------------------------------------------------------------------

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

    During the year ended September 30, 1995, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1995, amounts have been reclassified to reflect a decrease in undistributed net investment income of $153,840. Accumulated net realized loss on investments was decreased by the same amount.


14  Oppenheimer Intermediate Tax-Exempt Fund

-------------------------------------------------------------------------------

1. SIGNIFICANT
   ACCOUNTING POLICIES
   (continued)

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

-------------------------------------------------------------------------------

2. SHARES OF
   BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                 YEAR ENDED                  YEAR ENDED
                                           SEPTEMBER 30, 1995(2)         SEPTEMBER 30, 1994(1)
                                         -------------------------    ----------------------------
                                           SHARES        AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------
Class A:
Sold                                      1,003,900   $ 14,290,724      2,161,013     $ 32,133,399
Dividends and distributions reinvested      196,934      2,809,242        201,137        2,968,987
Redeemed                                 (1,583,239)   (22,499,597)    (1,067,987)     (15,798,071)
                                         ----------   ------------     ----------     ------------
Net increase (decrease)                    (382,405)  $ (5,399,631)     1,294,163     $ 19,304,315
                                         ----------   ------------     ----------     ------------
                                         ----------   ------------     ----------     ------------
--------------------------------------------------------------------------------------------------
Class B:
Sold                                          8,097   $    118,895             --     $         --
Dividends reinvested                             --             --             --               --
Redeemed                                         --             --             --               --
                                         ----------   ------------     ----------     ------------
Net increase                                  8,097   $    118,895             --     $         --
                                         ----------   ------------     ----------     ------------
                                         ----------   ------------     ----------     ------------
--------------------------------------------------------------------------------------------------
Class C:
Sold                                        208,137   $  2,981,674        664,985     $  9,719,514
Dividends and distributions reinvested       18,316        259,921          8,536          122,637
Redeemed                                   (307,226)    (4,364,454)       (73,341)      (1,047,518)
                                         ----------   ------------     ----------     ------------
Net increase (decrease)                     (80,773)  $ (1,122,859)       600,180     $  8,794,633
                                         ----------   ------------     ----------     ------------
                                         ----------   ------------     ----------     ------------

1. For the year ended September 30, 1994 for Class A shares and for the period from December 1, 1993 (inception of offering) to September 30, 1994 for Class C shares.
2. For the year ended September 30, 1995 for Class A and Class C shares and for the period from August 29, 1995 (inception of offering) to September 30, 1995 for Class B shares.

-------------------------------------------------------------------------------

3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

At September 30, 1995, net unrealized appreciation on investments of $2,238,566 was composed of gross appreciation of $2,897,673, and gross depreciation of $659,107.

-------------------------------------------------------------------------------

4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .50% on the first $100 million of average annual net assets, .45% on the next $150 million, .425% on the next $250 million and .40% on net assets in excess of $500 million. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent state regulatory limit on Fund expenses.

    The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.


15  Oppenheimer Intermediate Tax-Exempt Fund

-------------------------------------------------------------------------------

4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES
   (continued)

For the year ended September 30, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $160,045, of which $62,159 was retained by Oppenheimer Funds Distributor, Inc., (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,830 and $28,282, respectively, of which $6,183 was paid to an affiliated broker/dealer for Class C shares. During the year ended September 30, 1995, OFDI received contingent deferred sales charges of $10,384 upon redemption of Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

    Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

    Under separate approved plans, each class may expend up to .25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At September 30, 1995, OFDI had incurred unreimbursed expenses of $74,888. During the year ended September 30, 1995, OFDI paid $19,264 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $54,543 as compensation for Class C sales commissions and service fee advances, as well as financing costs.

Appendix A

DESCRIPTION OF RATINGS

Municipal Bond Ratings.

       Moody's Investor Services, Inc. The four highest ratings of Moody's for Municipal Securities are "Aaa," "Aa," "A" and "Baa." Moody's basis of such ratings is as follows. Municipal Securities rated "Aaa" are judged to be of the "best quality." The rating "Aa" is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated Municipal Securities. The "Aaa" and "Aa" rated bonds comprise what are generally known as "high grade bonds." Municipal Securities which are rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of bonds rated "A" are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future. Municipal Securities rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Those bonds in the "Aa," "A" and "Baa" groups which Moody's believes possess the strongest attributes are designated "Aa1," "A1" and "Baa1."

       In addition to the alphabetical rating system described above, Municipal Securities rated by Moody's which have a demand feature that provides the holder with the ability periodically to tender (put) the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol VMIG to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.

       Standard & Poor's Corporation. The four highest ratings of S&P for Municipal Securities are AAA (Prime), AA (High Grade), A (Good Grade), and BBB (Medium Grade). Standard & Poor's basis of such ratings is as follows. Municipal Securities rated AAA are "obligations of the highest quality." The rating AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The rating A describes "the third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds rated A, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

       The BBB rating is the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger. The ratings AA, A, and BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Note Ratings.

       Moody's. Moody's ratings for state and Municipal Notes and other short-term loans are designated "Moody's Investment Grade" ("MIG"). Notes bearing the designation "MIG 1" are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing.
Notes bearing the designation "MIG 2" are of high quality, with ample margins of protection, although not so large as notes rated "MIG 1." Such short-term notes which have demand features may also carry a rating using the symbol "VMIG" as described above, with the designation "MIG 1/VMIG 1" denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation "MIG 1."

       Standard & Poor's. Standard & Poor's ratings for Municipal Notes due in three years or less are "SP1" and "SP2." "SP1" describes issues with a very strong or strong capacity to pay principal and interest and compares with bonds rated "A" by Standard & Poor's; if modified by a plus sign, it compares with bonds rated "AA" or "AAA" by Standard & Poor's.
"SP2" describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated "BBB" by Standard & Poor's.

       In addition to the alphabetical rating system described above, Municipal Bonds rated by Moody's which have a demand feature that provides the holder with the ability periodically to tender (put) the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol "VMIG" to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the "VMIG 1" rating and the lowest by "VMIG 4."

Appendix B

TAX-EQUIVALENT YIELDS


The equivalent yield tables below compare tax-free income with taxable income under Federal income tax rates effective January 1, 1996. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax, and that state income tax payments are fully deductible for Federal income tax purposes. The income tax brackets are subject to indexing in future years to reflect changes in the Consumer Price Index.

Example: Assuming a 4.0% tax-free yield, the equivalent taxable yield would be 6.25% for a person in the 36% tax bracket.

Federal
Taxable Income:     Effective   A Oppenheimer Intermediate Tax-Exempt Fund Yield of
                                Tax        3.5%     4.0%    4.5%     5.0%     5.5%    6.0%      6.5%
Joint Return        Bracket     Is Equivalent to a Taxable Yield of:

Over                Not Over

$        0          $ 39,000    15.00%     4.12%    4.71%   5.29%    5.88%    6.47%   7.06%     7.65%
$ 39,000            $ 94,250    28.00%     4.86%    5.56%   6.25%    6.94%    7.64%   8.33%     9.03%
$ 94,250            $143,600    31.00%     5.07%    5.80%   6.52%    7.25%    7.97%   8.70%     9.42%
$143,600            $256,500    36.00%     5.47%    6.25%   7.03%    7.81%    8.59%   9.38%    10.16%
$256,500 and above  39.60%      5.79%      6.62%    7.45%   8.28%    9.11%    9.93%   10.76%

Single Return

Over                Not Over

$      0            $ 23,350    15.00%     4.12%    4.71%   5.29%    5.88%    6.47%   7.06%     7.65%
$ 23,350            $ 56,550    28.00%     4.86%    5.56%   6.25%    6.94%    7.64%   8.33%     9.03%
$ 56,550            $117,950    31.00%     5.07%    5.80%   6.52%    7.25%    7.97%   8.70%     9.42%
$117,950            $256,500    36.00%     5.47%    6.25%   7.03%    7.81%    8.59%   9.38%    10.16%
$256,500 and above  39.60%      5.79%      6.62%    7.45%   8.28%    9.11%    9.93%   10.76%

Appendix C

Corporate Industry Classifications

General Obligation Bonds

Special Tax Bonds

Lease/Rental

Revenue

Education

Hospitals

Housing

Transportation

Utilities

Student Loans

Corporate Backed Municipals

Industrial Development

Pollution Control

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
     Deloitte & Touche LLP
     555 Seventeenth Street
     Denver, Colorado  80202

Legal Counsel
     Myer, Swanson, Adams & Wolf, P.C.
     1600 Broadway
     Denver, Colorado 80202

OPPENHEIMER
Insured Tax-Exempt Fund

Prospectus dated February 1, 1996


    Oppenheimer Insured Tax-Exempt Fund (the "Fund") is a series of Oppenheimer Tax-Exempt Fund. The Fund has the investment objective of seeking a high level of current income exempt from Federal income tax. The Fund will, under normal market conditions, invest at least 80% of its total assets in Municipal Securities and will invest at least 65% of its total assets in insured Municipal Securities. See "Investment Objective and Policies." While payments of principal and interest on certain securities held by the Fund are insured, neither the principal value of those securities nor the net asset value of shares of the Fund is guaranteed, and therefore the Fund's net asset value per share is subject to fluctuations due to changes in the value of its portfolio investments. For more details on the insurance of the Fund's portfolio, see page 13.


     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the February 1, 1996 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

OppenheimerFunds logo

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

            A B O U T  T H E  F U N D

            Expenses

            A Brief Overview of the Fund

            Financial Highlights

            Investment Objective and Policies

            How the Fund is Managed

            Performance of the Fund


            A B O U T  Y O U R  A C C O U N T

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege

            How to Sell Shares
            By Mail
            By Telephone
            Checkwriting

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Appendix A:  Special Sales Charge Arrangements for Certain Persons

A B O U T  T H E  F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The calculations are based on the Fund's expenses during its last fiscal year ended September 30, 1995.

     - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages 23 through 43, for an explanation of how and when these charges apply.

                                      Class A       Class B                     Class C
                                      Shares        Shares                      Shares
-------------------------------------------------------------------------
Maximum Sales Charge                  4.75%         None                        None
on Purchases (as a % of
offering price)
-------------------------------------------------------------------------
Sales Charge on                       None          None                        None
Reinvested Dividends
-------------------------------------------------------------------------
Deferred Sales Charge                 None(1)       5% in the first             1% if shares are
(as a % of the lower of                             year, declining             redeemed within
the original purchase                               to 1% in the                12 months of
price or redemption                                 sixth year and              purchase(2)
proceeds)                                           eliminated
                                                    thereafter(2)
-------------------------------------------------------------------------
Redemption Fee                        None(3)       None(3)                     None(3)
-------------------------------------------------------------------------
Exchange Fee                          None          None                        None

__________________________
1. If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares.  See "How to Buy
Shares - Class A Shares," below.

2. See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Class C Shares," below, for more information on the contingent sales charge.

3. There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check or by ACH wire transfer through AccountLink, or for which check writing privileges are used (see "How To Sell Shares").

       - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

       The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are Service Plan Fees (the maximum fee is 0.25% of average annual net assets of that class), and for Class B and Class C shares are the Distribution and Service Plan Fees. (The maximum service fee is 0.25% of average annual net assets of that class and the asset-based sales charge of 0.75%). These plans are described in greater detail in "How to Buy Shares." The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including the actual amount of the assets represented by each class of shares. These plans are described in greater detail in "How to Buy Shares" below.

       The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares. Class C shares were not publicly offered prior to August 29, 1995. Therefore, the "Annual Fund Operating Expenses" for Class C shares are estimates based on expenses from the inception date until September 30, 1995.

                                   Class A          Class B          Class C
                                   Shares           Shares           Shares
--------------------------------------------------------------------------
Management Fees                    0.45%            0.45%            0.45%
--------------------------------------------------------------------------
12b-1 Distribution                 0.24%            1.00%            1.00%
Plan Fees
--------------------------------------------------------------------------
Other Expenses                     0.26%            0.26%            0.26%
--------------------------------------------------------------------------
Total Fund Operating               0.95%            1.71%            1.71%
Expenses

       - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                            1 year        3 years          5 years          10 years(1)
----------------------------------------------------------------------
Class A Shares              $57           $76              $98              $159
----------------------------------------------------------------------
Class B Shares              $67           $84              $113             $163
----------------------------------------------------------------------
Class C Shares              $27           $54              $93              $202

       If you did not redeem your investment, it would incur the following expenses:

                            1 year        3 years          5 years          10 years(1)
----------------------------------------------------------------------
Class A Shares              $57           $76              $98              $159
----------------------------------------------------------------------
Class B Shares              $17           $54              $93              $163
----------------------------------------------------------------------
Class C Shares              $7            $54              $93              $202

_________________________
1. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years.  Because of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares of the Fund, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge permitted under applicable regulatory requirements.  For Class B shareholders, the automatic conversion of Class B shares to Class A Shares is designed to minimize the likelihood that this will occur.  Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

       These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.


A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

       - What Is The Fund's Investment Objective? The Fund's investment objective is to seek a high level of current income exempt from Federal income tax.

       - What Does the Fund Invest In? To seek its objective, the Fund will, under normal market conditions, invest at least 80% of its assets in Municipal Securities and will invest at least 65% of its assets in insured Municipal Securities. Pre-refunded Municipal Securities will be considered to be insured for this purpose. Pre-refunded Municipal Securities generally are rated in the highest rating category by the various nationally recognized rating organizations because of U.S. government agency collateral set aside to support debt service payments on the bonds. The Fund may also use hedging instruments and some derivative investments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies," starting on page 10.

       - Who Manages the Fund? The Fund's investment advisor is OppenheimerFunds, Inc., which (including a subsidiary) manages investment company portfolios having over $40 billion in assets at December 31, 1995. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, who is employed by the Manager and who is primarily responsible for the selection of the Fund's securities, is Caryn Halbrecht. The Fund's Board of Trustees, elected by shareholders, oversees the investment advisor and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 18 for more information about the Manager and its fees.

       - How Risky is the Fund? All investments carry risks to some degree. The risk of issuer default is minimized by the Fund's policy of investing in insured municipal bonds. However, the Fund's investments in municipal bonds are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates. These changes affect the value of the Fund's investments and its price per share. In the OppenheimerFunds spectrum, the Fund is more conservative than high yield bond funds, but more aggressive than money market funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, by focusing on insured municipal bonds, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page __ for a more complete discussion.

       - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page 24 for more details.

       - Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B and Class C shares are offered without a font-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within six years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page 24 for more details, including a discussion about which class may be appropriate for you.

       - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer, or by writing checks. Please refer to "How To Sell Shares" on page 36. The Fund also offers exchange privileges to the other
Oppenheimer funds, described in "How to Exchange Shares," below.

       - How Has the Fund Performed? The Fund measures its performance by quoting its total return and yield, which measure historical performance. Those returns and yields can be compared to the returns and yields (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on page __. Please remember that past performance does not guarantee future results.


Financial Highlights

       The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. The information for the fiscal years ended September 30, 1990, 1991, 1992, 1993, 1994 and 1995 has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1995, is included in the Statement of Additional Information. The information in the table below (except for total return) for the fiscal periods ended September 30, 1987 (from the commencement of operations on November 11, 1986), 1988, and 1989 was audited by the Fund's prior independent auditors. The Fund's Class C shares were publicly offered only during a portion of that period, commencing August 29, 1995.


                                                 CLASS A
-----------------------------------------------------------------------------------
                                                 YEAR ENDED SEPTEMBER 30,
                                                 1995     1994     1993     1992
-----------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $16.14   $18.06   $16.92   $16.17
-----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .90      .89      .93      .96
Net realized and unrealized gain (loss) on
investments                                          .71    (1.84)    1.35      .73
                                                  ------   ------   ------   ------
Total income (loss) from investment operations      1.61     (.95)    2.28     1.69
-----------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.89)    (.89)    (.96)    (.91)
Distributions from net realized gain on
investments                                           --     (.08)    (.18)    (.03)
                                                  ------   ------   ------   -------
Total dividends and distributions to
shareholders                                        (.89)    (.97)   (1.14)    (.94)
------------------------------------------------------------------------------------
Net asset value, end of period                    $16.86   $16.14   $18.06   $16.92
                                                  ------   ------   ------   ------
                                                  ------   ------   ------   ------
-----------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)                10.29%   (5.46)%  14.02%   10.74%
-----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $76,691  $67,793  $62,158  $33,751
-----------------------------------------------------------------------------------
Average net assets (in thousands)                $70,650  $66,953  $45,949  $27,811
-----------------------------------------------------------------------------------
Number of shares outstanding at end of period
(in thousands)                                     4,548    4,201    3,442    1,995
-----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               5.52%    5.23%    5.40%    5.81%
Expenses, before voluntary assumption by the
Manager                                              .95%    1.05%    1.18%    1.35%
Expenses, net of voluntary assumption by the
Manager                                              N/A      N/A     1.10%     .95%
------------------------------------------------------------------------------------
Portfolio turnover rate(7)                            58%      99%       7%      47%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.
2. For the period from May 3, 1993 (inception of offering) to September 30,
1993.
3. For the period from November 11, 1986 (commencement of operations) to September 30, 1987.
4. On April 7, 1990, Oppenheimer Management Corporation became the investment advisor to the Fund.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                                                                                              CLASS B                   CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        YEAR
                                                                                                                        ENDED
                                                                                              YEAR ENDED SEPTEMBER 30,  SEPT. 30,
                                                 1991     1990(4)  1989     1988    1987(3)   1995     1994     1993(2) 1995(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $15.16   $15.27   $14.96   $13.79  $16.00    $16.15   $18.07   $17.33   $16.71

---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .92      .98     1.06     1.07     .92       .78      .77      .30      .08
Net realized and unrealized gain (loss) on
investments                                        1.01     (.11)     .31     1.17   (2.21)      .71    (1.86)     .74      .15
                                                 ------   ------   ------   ------  ------    ------   ------   ------   ------
Total income (loss) from investment operations     1.93      .87     1.37     2.24   (1.29)     1.49    (1.09)    1.04      .23
---------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.92)    (.98)   (1.06)   (1.07)   (.92)     (.77)    (.75)    (.30)    (.08)
Distributions from net realized gain on
investments                                          --       --       --       --      --        --     (.08)      --       --
                                                 ------   ------   ------   ------  ------    ------   ------   ------   ------
Total dividends and distributions to
shareholders                                       (.92)    (.98)   (1.06)   (1.07)   (.92)     (.77)    (.83)    (.30)    (.08)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $16.17   $15.16   $15.27   $14.96  $13.79    $16.87   $16.15   $18.07   $16.86

                                                 ------   ------   ------   ------  ------    ------   ------   ------   ------
                                                 ------   ------   ------   ------  ------    ------   ------   ------   ------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)               13.08%    5.81%    9.37%   16.67%  (8.36)%    9.47%   (6.20)%
 6.04%    1.30%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $23,791 $16,863  $13,105   $8,483  $5,449   $13,341  $11,571   $5,104     $211
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $19,936 $15,145  $11,200   $6,936  $5,435   $11,987   $9,209   $2,298       $1

---------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of period
(in thousands)                                     1,471   1,113      858      567     395       791      717      282       13
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              5.83%    6.43%    6.87%    7.34%   6.69%(6)  4.75%    4.43%    3.99%(6)
4.89%(6)
Expenses, before voluntary assumption by the
Manager                                            1.60%    1.62%    2.04%    2.50%   2.98%(6)  1.71%    1.82%    1.96%(6)
1.07%(6)
Expenses, net of voluntary assumption by the
Manager                                             .91%     .62%     .42%     .13%    .34%(6)   N/A      N/A      N/A      N/A
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                           67%      62%     142%     141%    112%       58%      99%       7%      58%

6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $54,302,795 and $47,216,762, respectively.
See accompanying Notes to Financial Statements.

Investment Objective and Policies

Objective. The Fund's investment objective is to provide a high level of current income exempt from Federal income tax.

Investment Policies and Strategies. The Fund will seek to attain its investment objective by investing, under normal market conditions, at least 80% of its assets in Municipal Securities and will invest at least 65% of its assets in insured Municipal Securities. Pre-refunded Municipal Securities will be considered to be insured for this purpose. Pre-refunded Municipal Securities generally are rated in the highest rating category by the various nationally recognized rating organizations because of U.S. government agency collateral set aside to support debt service payments on the bonds.

       The Fund will not invest more than 10% of its total assets in securities which are not investment grade (or if not rated, of comparable quality as determined by the Manager). Investment grade securities are those rated - or are determined by the Manager to be of comparable quality to those rated - within the four highest rating categories of Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc. or other rating organization.

       Under normal market conditions, no more than 20% of the Fund's total assets will be invested in taxable investments. However, for temporary defensive purposes, the Fund may invest up to 100% of its invested assets in taxable certificates of deposit and commercial paper and taxable or tax-exempt money market instruments. The Fund may not invest more than 20% of its total assets in private activity municipal securities issued to benefit a private user, the interest on which may be subject to the Federal alternative minimum tax. The Fund may purchase Municipal Securities on a "when-issued" basis and may purchase or sell Municipal Securities on a "delayed delivery" basis.

       - Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental."
The Fund's investment objective is a fundamental policy.

       Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

       - Municipal Securities. "Municipal Securities" are municipal bonds, municipal notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other short-term loans, tax-exempt commercial paper and other debt obligations issued by or on behalf of states, the District of Columbia, any commonwealths, territories or possessions of the United States, or their respective political subdivisions, agencies, instrumentalities or authorities, the interest from which is not subject to Federal individual income tax in the opinion of bond counsel to the respective issuer at the time of issue.

       The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities or a specific excise tax or other revenue source). The Fund may invest in Municipal Securities of both classifications, subject to particular restrictions described below.

       Yields on Municipal Securities vary depending on a variety of factors, including the general condition of the financial markets and of the Municipal Securities market in particular, the size of a particular offering, the maturity of the security and the credit rating of the issuer. Generally, Municipal Securities of longer maturities produce higher current yields but are subject to greater price fluctuation due to changes in interest rates (discussed below), tax laws and other general market factors than are Municipal Securities with shorter maturities. Similarly, lower-rated Municipal Securities generally produce a greater yield than higher-rated Municipal Securities due to the perception of a greater degree of risk as to the ability of the issuer to meet principal and interest obligations. "Investment Objective and Policies" in the Statement of Additional Information contains more information about Municipal Securities.

        - Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Fund may purchase may have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements. See "Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

        - Inverse Floaters and Derivative Investments. The Fund may invest in variable rate bonds known as "inverse floaters." These bonds pay interest at a rate that varies as the yields generally available on short-term tax-exempt bonds change. However, the yields on inverse floaters move in the opposite direction of yields on short-term bonds in response to market changes. When the yields on short-term tax-exempt bonds go up, the interest rate on the inverse floater goes down. When the yields on short-term tax-exempt bonds go down, the interest rate on the inverse floater goes up. As interest rates rise, inverse floaters produce less current income. Inverse floaters are a type of "derivative security," which is a specially designed investment whose performance is linked to the performance of another security or investment. Some inverse floaters have a "cap" whereby if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund may also invest in municipal derivative securities that pay interest that depends on an external pricing mechanism. Examples are interest rate swaps or caps and municipal bond or swap indices. The Fund anticipates that it would invest no more than 10% of its total assets in inverse floaters.

       The risks of investing in derivative investments include not only the ability of the issuer of the derivative investment to pay the amount due on the maturity of the investment, but also the risk that the underlying security or investment might not perform the way the Manager expected it to perform. That can mean that the Fund will realize less income than expected. Another risk of investing in derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

       - Municipal Lease Obligations. The Fund may invest in certificates of participation, which are tax-exempt obligations that evidence the holder's right to share in lease, installment loan or other financing payments by a public entity. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the states or any of its political subdivisions. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described below in "Illiquid and Restricted Securities"), from time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Fund's Board of Trustees. See "Municipal Lease Obligations" in the Statement of Additional Information for more details.

       - Investments in Taxable Securities and Temporary Defensive Investment Strategy. Under normal market conditions, the Fund may invest up to 20% of its assets in taxable investments, including (i) certain "Temporary Investments" (described in the next paragraph); (ii) hedging instruments (described in "Hedging" below); (iii) repurchase agreements (explained below); and (iv) Municipal Securities issued to benefit a private user ("Private Activity Municipal Securities"), the interest from which may be subject to Federal alternative minimum tax (see "Taxes," below, and "Private Activity Municipal Securities" in the Statement of Additional Information).

       In times of unstable economic or market conditions, the Manager may determine that it is appropriate for the Fund to assume a temporary "defensive" position by investing some or all of its assets (there is no limit on the amount) in short-term money market instruments. These Temporary Investments include the taxable obligations described above, U.S. government securities, bank obligations, commercial paper, corporate obligations and other instruments approved by the Fund's Board of Trustees. This strategy would be implemented to attempt to reduce fluctuations in the value of the Fund's assets. The Fund may hold Temporary Investments pending the investment of proceeds from the sale of Fund shares or portfolio securities, pending settlement of purchases of Municipal Securities, or to meet anticipated redemptions. To the extent the Fund assumes a temporary defensive position, a portion of the Fund's distributions may be subject to Federal and state income taxes and the Fund may not achieve its objective.

       - Interest Rate Risk. The values of Municipal Securities will vary as a result of changing evaluations by rating services and investors of the ability of the issuers of such securities to meet their principal and interest payments. Such values will also change in response to changes in interest rates: should interest rates rise, the values of outstanding Municipal Securities will probably decline and (if purchased at principal amount) would sell at a discount; should interest rates fall, the values of outstanding Municipal Securities will probably increase and (if purchased at principal amount) would sell at a premium. Changes in the value of Municipal Securities held in the Fund's portfolio arising from these or other factors will not affect interest income derived from those securities but will affect the Fund's net asset value per share. Insurance on the Municipal Securities of the Fund does not insure against fluctuations in the net asset value of the Fund's shares, and the net asset value will be affected by increases or decreases in prevailing interest rates.

       Generally, securities of longer maturities are subject to greater price fluctuations due to changes in interest rates. There are no restrictions on the maturities of the Municipal Securities in which the Fund may invest. The Fund will seek to invest in Municipal Securities that, in the judgment of the Manager, will provide a high level of current income consistent with the Fund's liquidity requirements, conditions affecting the Municipal Securities market and the cost of the insurance obtainable on such bonds.

       - Insurance. To the extent that Municipal Securities in the Fund's portfolio are insured, they will at all times be fully insured as to the scheduled payment of all installments of interest and principal except, as noted above, for investments made for temporary liquidity and defensive purposes and pending investment in longer term Municipal Securities. This insurance minimizes the risks to the Fund and its shareholders from defaults in the portfolio securities owned by it. The municipal securities in the Fund's portfolio that are covered by insurance will be covered by either a mutual fund "Portfolio Insurance Policy" issued by Financial Guaranty Insurance Company ("Financial Guaranty"), a "Secondary Market Insurance Policy" or a "New Issue Insurance Policy" obtained by the issuer or the underwriter of the security at the time of its original issuance. If a Municipal Security is already covered by a New Issue Insurance Policy or Secondary Market Insurance Policy, then such security is not required to be additionally insured under a Portfolio Insurance Policy issued by Financial Guaranty. Such New Issue Insurance Policy or Secondary Market Insurance Policy may have been issued by Financial Guaranty or by other insurers.

       Based upon the current composition of the Fund's portfolio, the Manager estimates that the premiums for a Portfolio Insurance Policy will range from 0.2% to 0.4% per annum of average daily net assets. Premiums are paid from the Fund's assets, and will reduce the current yield on its portfolio by the amount thereof. When the Fund purchases a Secondary Market Insurance Policy (see below), the single premium is added to the cost basis of the Municipal Security and is not considered an item of expense for the Fund.

       Any of the policies discussed above insure the scheduled payment of all principal and interest on the Municipal Securities as they fall due. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of the Fund and, except as described below, has no effect on the net asset value or redemption price of the shares of the Fund. The insurance of principal refers to the face or par value of the security, and is not affected by the price paid therefor by the Fund or the market value thereof. Payment of a claim under an insurance policy depends on the claims-paying ability of the insurer and no representation is made by the Fund as to the ability of any insurer to meet its commitments.

       The New Issue Insurance Policies, if any, on the Fund's securities have been obtained by the respective issuers or underwriters of those securities, and all premiums with respect to such securities have been paid in advance by such issuers or underwriters. Such policies are non-cancellable and will continue in force so long as the securities are outstanding and the respective insurers remain in business. Since New Issue Insurance remains in effect as long as the securities insured thereby are outstanding, the insurance may have an effect on the resale value of securities in the Fund's portfolio. Therefore, New Issue Insurance may be considered to represent an element of market value in regard to securities thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated. The Fund will acquire Municipal Securities subject to New Issue Insurance Policies only if the claims-paying ability of the insurer thereof is rated "AAA" by S&P at the date of purchase.

       The Portfolio Insurance Policy obtained by the Fund from Financial Guaranty will be effective only so long as the Fund is in existence, Financial Guaranty is in business, and the Municipal Securities described in the policy continue to be held by the Fund. In the event of a sale of any Municipal Security by the Fund or payment thereof prior to maturity because such Municipal Security is called or redeemed, the Portfolio Insurance Policy terminates as to such security.

       The Portfolio Insurance Policy obtained by the Fund is non-cancellable except for failure to pay the premium. Nonpayment of premiums on the Portfolio Insurance Policy obtained by the Fund will, under certain circumstances, result in the cancellation of the Portfolio Insurance Policy and also will permit Financial Guaranty to take action against the Fund to recover premium payments due it. The premium rate for each security covered by the Portfolio Insurance Policy is fixed for the life of the Fund at the time of purchase. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of covered securities during the month. Financial Guaranty cannot cancel coverage already in force with respect to Municipal Securities owned by the Fund and covered by the Portfolio Insurance Policy except for non-payment of premiums. If any insurance for a Municipal Security is canceled, the Manager will determine as promptly thereafter as possible whether that security should be sold by the Fund.

       In determining whether to insure any Municipal Security, Financial Guaranty applies its own standards, which are not necessarily the same as the criteria used in regard to the selection of securities by the Manager. That decision is made prior to the Fund's purchase of such securities. Contracts to purchase securities are not covered by the Portfolio Insurance Policy although securities underlying such contracts are covered by such insurance upon physical delivery of the securities to the Fund or the Fund's Custodian.

       - Secondary Market Insurance. The Fund may at any time purchase from Financial Guaranty a Secondary Market Insurance Policy on any Municipal Security purchased by the Fund that is covered by a Portfolio Insurance Policy. The right of the Fund to obtain a Secondary Market Insurance
Policy with respect to a security is in addition to the Portfolio
Insurance Policy. However, the coverage and obligation to pay monthly premiums under a Portfolio Insurance Policy with respect to a security would cease with the purchase by the Fund of a Secondary Market Insurance Policy on such security.

       By purchasing a Secondary Market Insurance Policy, the Fund would, upon payment of a single pre-determined premium, obtain insurance against non-payment of scheduled principal and interest for the remaining term of the security, regardless of whether the Fund then owned the security. Such insurance coverage will be noncancellable and will continue in force so long as the security so insured is outstanding. The purpose of acquiring such a policy would be to enable the Fund to sell the Municipal Security to a third party as an "AAA" rated insured security at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. Such rating is not automatic, however, and must specifically be requested from S&P for each security. Such policy likely would be purchased if, in the opinion of the Manager, the market value or net proceeds of a sale of the security so insured would exceed the current value of the security (without insurance) plus the cost of the policy. Any difference between a security's market value as an "AAA" rated security and its market value without such rating, including the single premium cost thereof, would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the portfolio security. The Fund may purchase insurance under a Secondary Market Insurance Policy in lieu of a Portfolio Insurance Policy at any time, regardless of the effect on market value of the underlying Municipal Security, if the Manager believes such insurance would best serve the Fund's interests in meeting its objectives and policies. The Secondary Market Insurance Policy allows the Fund to purchase a Secondary Market Insurance Policy on a security which is currently in default as to payments by the issuer and to sell such security on an insured basis rather than be obligated to hold the defaulted security in its portfolio in order to continue in force the applicable Portfolio Insurance Policy.

       - Financial Guaranty Insurance Company. Financial Guaranty is a New York stock insurance company, with principal offices at 115 Broadway, New York, New York, 10006. "Investment Objective and Policies" in the Statement of Additional Information contains more information on Financial Guaranty.

       - Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund generally will not engage in the trading of securities for the purpose of realizing short-term gains, but the Fund may sell securities as the Manager deems advisable to take advantage of differentials in yield to seek to accomplish the Fund's investment objective. While short-term trading increases portfolio turnover, the Fund incurs little or no brokerage costs. Portfolio turnover affects the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify. The "Financial Highlights," above, shows the Fund's portfolio turnover rate during past fiscal years.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below, which involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations designed to reduce some of the risks.

       - Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and municipal bond indices, or enter into interest rate swap agreements. These are referred to as "hedging instruments." The
Fund may invest in financial futures contracts and related options on those contracts only as a hedge against anticipated interest rate changes, and the Fund does not intend to use hedging instruments for speculative purposes. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

       The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to establish a position in the securities market as a temporary substitute for purchasing individual securities. The Fund may sell a futures contract or a call option on a futures contract or purchase a put option on such futures contract if the Manager anticipates that interest rates will rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Manager anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option on a futures contract, or sell a put option on a futures contract, to protect against an increase in the price of securities the Fund intends to buy.

       Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

       - Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund does not intend to lend its portfolio securities during the coming year. If it does the Fund must receive collateral for such loans. These loans are limited to not more than 5% of the value of the Fund's total assets and are subject to other conditions described in the Statement of Additional Information. The income from such loans, when distributed by the Fund, will be taxable as ordinary income.

       - Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

       - "When-Issued" and "Delayed Delivery" Transactions. The Fund may purchase Municipal Securities on a "when-issued" basis and may purchase or sell Municipal Securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. When the Fund engages in these transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. Under the fundamental policy allowing these transactions, when the Fund is the buyer, it will segregate account with its custodian cash or high-grade Municipal Securities having a total value equal to the amount of the Fund's purchase commitments until payment is made.

       - Puts and Stand-By Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal obligations held in its portfolio. Under a stand-by commitment or put option, the Fund would have the right to sell specified securities at a specific price on demand to the issuing broker-dealer or bank. The Fund will acquire stand-by commitments or puts solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

       - Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date.
There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into repurchase transactions that will cause more than 25% of its net assets to be subject to repurchase agreements, and will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

       - borrow money, except from banks for temporary purposes in amounts not in excess of 5% of the value of the Fund's assets; no assets of the Fund may be pledged, mortgaged or hypothecated other than to secure a borrowing, and then in amounts not exceeding 10% of the Fund's total assets; borrowings may not be made for leverage, but only for liquidity purposes to satisfy redemption requests when the liquidation of portfolio securities is considered inconvenient or disadvantageous; however, the Fund may enter into when-issued and delayed delivery transactions as described herein;
       - make loans, except that the Fund may purchase or hold debt obligations, repurchase agreements and other instruments and securities it is permitted to own and may lend its portfolio securities and other investments it owns;
       - buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would then own more than 10% of that issuer's voting securities; or
       - invest more than 25% of its total assets in a single industry (although the Fund may invest more than 25% of its assets in a particular segment of the municipal bond market, but will not invest more than 25% of its total assets in industrial development bonds in a single industry).

       All of the percentage restrictions described above and elsewhere in this Prospectus and in the Statement of Additional Information apply only at the time the Fund purchases a security and the Fund need not dispose of a security merely because the size of the Fund's assets have changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.


How the Fund is Managed

Organization and History. The Fund is one of two diversified investment portfolios or "series" of Oppenheimer Tax-Exempt Fund (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust in 1986.

       The Trust is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Trust" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Trust. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Declaration of Trust.

       The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager, and describes the expenses that the Fund is responsible to pay to conduct its business.

       The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets in excess of $40 billion as of December 31, 1995, and held in more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

       - Portfolio Manager. The portfolio manager of the Fund is Caryn Halbrecht, a Vice President of the Manager. She has been the person principally responsible for the day-to-day management of the Fund's portfolio since October, 1993. Ms. Halbrecht was previously a Vice President of Fixed Income Portfolio Management at Bankers Trust.

       - Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees: 0.450% of the first $100 million of aggregate net assets, 0.400% of the next $150 million, 0.375% of the next $250 million, and 0.350% of net assets in excess of $500 million. The Fund's management fee for its last fiscal year was 0.45% of average annual net assets for its Class A, Class B and Class C shares.

       The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

       There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage. From time to time, it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the investment advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

       - The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other "Oppenheimer funds" and is sub-distributor for funds managed by a subsidiary of the Manager.

       - The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.


Performance of the Fund

Explanation of Performance Terminology. The Fund uses certain terms to illustrate its performance: "total return" and "yield." These terms are used to show the performance of each class of shares separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

       It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. From time to time, the Manager may voluntarily assume a portion of the Fund's expenses (which may include the management fee), thereby lowering the overall expense ratio per share and increasing the yield and total return of that class during the time such expenses were assumed. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

       - Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

       When total returns are quoted for Class A shares, normally they include the payment of the maximum initial sales charge. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for Class B shares, they include the effect of the contingent deferred sales charge. Total returns may also be shown based on the change in net asset value, without including the contingent deferred sales charge. When total returns are shown for a one-year period or less for Class C shares, they reflect the effect of the contingent deferred sales charge. Total returns may also be quoted "at net asset value," without considering the effect of the sales charge and those returns would be reduced if sales charges were deducted.

       - Yield. Each Class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. Tax-equivalent yield is the equivalent yield that would be earned in the absence of income taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate. The yield of each Class will differ because of the different expenses of each Class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a Class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended September 30, 1995, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

       - Management's Discussion of Performance. During the past fiscal year ended September 30, 1995, the Fund's performance was affected by the Federal Reserve's move away from a tight monetary policy. The Federal Reserve has been raising interest rates steadily for a year out of fears that unchecked economic growth would spark inflation. In February 1995, on evidence the economy's growth rate was slowing, the Federal Reserve stopped raising interest rates and the bond market advanced since that point. The Manager emphasized insured health care bonds and California bonds insured by the state of California.

       - Comparing the Fund's Performance to the Market. The graph below shows the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 1995; in the case of Class A shares, from the commencement of operations on November 11, 1986, in the case of Class B shares, from the inception of the class on May 3, 1993, and in the case of Class C shares from inception of the class on August 29, 1995, with all dividends and capital gains distributions reinvested in additional shares. The graph reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, the maximum 5.0% contingent deferred sales charge on Class B shares, and the maximum 1.0% contingent deferred sales charge on Class C shares.

       The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment grade municipal bonds, widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the index data does not take into account the same portfolio quality standards, nor does it reflect any assessment of the risk of the investments included in the index.

Oppenheimer Insured Tax-Exempt Fund
Comparison of Change in Value
of $10,000 Hypothetical Investment to the Lehman Brothers Municipal Bond Index


(Graph)

Past performance is not predictive of future performance.

Oppenheimer Insured Tax-Exempt Fund
Average Annual Total Returns at 9/30/95

                     1-Year        5-Year        Life
    Class A:*        5.06%         7.24%         6.53%
Class B:**           4.47%                       2.45%
Class C:***                                      0.30%
______________________________
* The inception date of the Fund (Class A shares) was 11/11/86.
**Class B shares were first publicly offered on 5/3/93.
*** Class C shares were firs publicly offered on 8/29/95.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

       - Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, and you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charges are described in "Buying Class A Shares" below.

       - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within 6 years, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. Sales charges are described in "Buying Class B Shares" below.

       - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. Sales charges are described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

       In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class of shares, considering the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

       The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

       - How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B or C for which no initial sales charge is paid.

       - Investing for the Short Term. If you have a short term investment horizon (that is, you plan to hold your shares less than five years), you should probably consider purchasing Class C shares rather than Class A or Class B shares. This is because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares, rather than Class A shares might be the appropriate choice especially for investments of less than $100,000 because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

       However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might not be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more). Class A shares may become more advantageous than Class C (and Class B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

       And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or purchase orders of $1 million or more of the shares respectively from a single investor.

       - Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

       Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

       - Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, such as checkwriting or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) in non-retirement accounts for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

       With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments of as little as $25. Subsequent purchases of at least $25 can be made by telephone through AccountLink.

       There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

       - How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the Oppenheimer funds AccountLink. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

       - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

       - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor to be sure it is appropriate for you.

       - Payment by Federal Funds Wire. Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and to receive further instructions.

       - Buying Shares Through Oppenheimer funds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to send redemption proceeds, and to have the Transfer Agent transmit dividends and distributions to your bank account. Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

       - Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

       - At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

       If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                                          Front-End            Front-End
                                          Sales Charge         Sales Charge         Commission
                                          as a                 as a                 as
                                          Percentage           Percentage           Percentage
                                          of Offering          of Amount            of Offering
Amount of Purchase                        Price                Invested             Price
-----------------------------------------------------------------------
Less than $50,000                         4.75%                4.98%                4.00%
-----------------------------------------------------------------------
$50,000 or more but less                  4.50%                4.71%                4.00%
than $100,000
-----------------------------------------------------------------------
$100,000 or more but less                 3.50%                3.63%                3.00%
than $250,000
-----------------------------------------------------------------------
$250,000 or more but less                 2.50%                2.56%                2.25%
than $500,000
-----------------------------------------------------------------------
$500,000 or more but less                 2.00%                2.04%                1.80%
than $1 million

       The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

       - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds aggregating $1 million or more. However, the Distributor pays dealers of record commissions on such purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of share purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million that were not previously subject to a front-end sales charge and dealer commission.

       If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge. In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

       No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

       - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

       - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

       Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of other Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

       - Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

       - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

       - the Manager or its affiliates;

       - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

       - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

       - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

       - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

       - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor (1) providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares) or (2) to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provide administrative services;

       - directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

       - accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts; or

       - any unit investment trust that has entered into an appropriate agreement with the Distributor.

       Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

       - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
       - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or
       - shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification from this waiver.
       - purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series;

       Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

       - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans ("Retirement Plans"),
       - to return excess contributions made to Retirement Plans,
       - to make Automatic Withdrawal Plan payments that are limited to no more than 12% of the original account value annually,
       - involuntary redemptions of shares by operation of law or under the procedures set forth in the Fund's Declaration of Trust or adopted by the Board of Trustees, and
       - Class A shares that would otherwise be subject to the Class A contingent deferred sales charge are redeemed, but at the time the purchase order for your shares was placed, the dealer agreed to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and that no further commission would be payable if the shares were redeemed within 18 months of purchase).

       - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

       Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares by up to 0.25% of its average annual net assets. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

       To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B Sales Charge," below.

       The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


                                                    Contingent Deferred
                                                    Sales Charge
Years Since Beginning of Month in                   On Redemptions in That Year
which Purchase Order Was Accepted                   (As % of Amount Subject to Charge)
-----------------------------------------------------------------------
0-1                                                 5.0%
-----------------------------------------------------------------------
1-2                                                 4.0%
-----------------------------------------------------------------------
2-3                                                 3.0%
-----------------------------------------------------------------------
3-4                                                 3.0%
-----------------------------------------------------------------------
4-5                                                 2.0%
-----------------------------------------------------------------------
5-6                                                 1.0%
-----------------------------------------------------------------------
6 and following                                     None

       In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.



       - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

       - Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for its services in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

       The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class B expenses by 1.00% of average net assets per year.

       The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale.

       The Distributor's actual expenses in selling Class B shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B shares. Therefore, those expenses may be carried over and paid in future years. At September, 30, 1995, the end of the Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $522,040 (equal to 3.91% of the Fund's net assets represented by Class B shares on that date), which have been carried over into the present Plan year. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for expenses it incurred before the plan was terminated.

       - Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

       - to make distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary which occurred after the account was opened;

       - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration),

       - to make returns of excess contributions to Retirement Plans, and

       - to make distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 591/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 591/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request).

       Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B shares in the following cases:

       - shares sold to the Manager or its affiliates;
       - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
       - shares issued in plans of reorganization to which the Fund is a party; and
       - shares redeemed in involuntary redemptions as described below. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

       To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

       - Waivers of Class C Sales Charge. The Class C contingent deferred sales charge will be waived if the shareholder requests it for any of the redemptions or circumstances described above under "Waivers of Class B and Class C Sales Charges."

       - Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for its services in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

       The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

       The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares. Those payments are at a fixed rate which is not related to the Distributor's expense. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensating personnel of the Distributor who support distribution of Class C shares.

       The Distributor retains the asset-based sales charge during the first year shares are outstanding. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

       If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor as to shares sold before the Plan was terminated.


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

       AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

       - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

       - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

       - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

       - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

       - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

       - Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

       - Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. A realized gain on the redemption is taxable, and the reinvestment will not alter any capital gains tax payable on that gain.
If there has been a loss on the redemption, some or all of the loss may not be tax-deductible, depending on the timing and amount reinvested in the Fund. Please consult the Statement of Additional Information for more details.

How to Sell Shares

       You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by checkwriting or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

       - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

       - You wish to redeem more than $50,000 worth of shares and receive a check
       - A redemption check is not payable to all shareholders listed on the account statement

       - A redemption check is not sent to the address of record on your account statement
       - Shares are being transferred to a Fund account with a different owner or name
       - Shares are redeemed by someone other than the owners (such as an Executor)

       - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

       - Your name
       - The Fund's name
       - Your Fund account number (from your statement)
       - The dollar amount or number of shares to be redeemed
       - Any special payment instructions
       - Any share certificates for the shares you are selling,
       - The signatures of all registered owners exactly as the account is registered, and
       - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of the New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.

       - To redeem shares through a service representative, call 1-800-852-
8457
       - To redeem shares automatically on PhoneLink, call 1-800-533-3310

       Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

       - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

       - Telephone Redemptions Through AccountLink or By Wire. Shareholders may have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

Selling Shares by Wire. You may request that redemption proceeds of $2,500 or more be wired to a previously designated account at a commercial bank that is a member of the Federal Reserve wire system. The wire will normally be transmitted on the next bank business day after the redemption of shares. To place a wire redemption request, call the Transfer Agent at 1-800-525-7048. There is a $10 fee for each wire.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

       - Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
       - Checkwriting privileges are not available for accounts holding Class B or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.
       - Checks must be written for at least $100.
       - Checks cannot be paid if they are written for more than your account value.
       Remember: your shares fluctuate in value and you should not write a check close to the total account value.
       - You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
       -  Don't use your checks if you changed your Fund account number.

       The Fund will charge a $10 fee for any check that is not paid because
(1) the owners of the account told the Fund not to pay the check, or (2) the check was for more than the account balance, or (3) the check did not have the proper signatures, or (4) the check was written for less than $100.


How to Exchange Shares

       Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

       - Shares of the fund selected for exchange must be available for sale in your state of residence
       - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
       - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
       - You must meet the minimum purchase requirements for the fund you purchase by exchange
       - Before exchanging into a fund, you should obtain and read its prospectus

       Shares of a particular class may be exchanged only for shares of the same class in the other OppenheimerFunds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares which are considered to be Class A shares for this purpose. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

       Exchanges may be requested in writing or by telephone:

       - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

       - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

       You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. This list can change from time to time.

       There are certain exchange policies you should be aware of:

       - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

       - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

       - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

       - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.


Shareholder Account Rules and Policies

       - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Trust's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

       - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

       - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

       - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

       - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

       - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

       - The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

       - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

       - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $1,000 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

       - Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell
Shares" in the Statement of Additional Information for more details.

       - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

       - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

       - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.


Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on each regular business day and pays those dividends to shareholders monthly on a date selected by the Board of Trustees. Dividends paid on Class A shares generally are expected to be higher than for Class B or Class C shares because expenses allocable to Class B or Class C shares will generally be higher.

       During the Fund's fiscal year ended September 30, 1995, the Fund sought to pay distributions to shareholders at a targeted level per Class A share each month, to the extent that target was consistent with the Fund's net investment income and other distributable income sources, although the amount of distributions could vary from time to time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by that Class. The Fund was able to pay dividends at the targeted level from net investment income and other distributable income, without any material impact on the Manager's portfolio management practices or on the Fund's net asset value per share. The Board of Trustees could change that targeted level at any time, and there is otherwise no fixed dividend rate. There can be no assurance as to the payment of any dividends or the realization of any capital gains.

Capital Gains. Although the Fund does not seek capital gains, the Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions annually in December out of any net short-term or long-term capital gains. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. If net capital losses are realized in any year, they are charged against principal and not against net investment income, which is distributed regardless of capital gains or losses. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. Short-term capital gains are treated as taxable dividends for tax purposes.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. You have four options:

       - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
       - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
       - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

       - Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Dividends paid from net investment income earned by the Fund on Municipal Securities will be excludable from your gross income for Federal income tax purposes. A portion of the dividends paid by the Fund may be an item of tax preference if you are subject to alternative minimum tax. Taxable dividends and distributions are subject to federal income tax and may be subject to state or local taxes. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt dividends.

       - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or a taxable capital gain.

       - Taxes on Transactions: Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

       - Returns of Capital: In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.


       This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX A

Special Sales Charge Arrangements for Shareholders of the Fund
Who Were Shareholders of the Former Quest for Value Funds

       The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and
(ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

- Reduced Class A Initial Sales Charge Rates for Certain Former Quest
Shareholders

- Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

                                          Front-End         Front-End
                                          Sales             Sales            Commission
                                          Charge            Charge           as
                                          as a              as a             Percentage
Number of                                 Percentage        Percentage       of
Eligible Employees                        of Offering       of Amount        Offering
or Members                                Price             Invested         Price
_____________________________________________________________________

9 or fewer                                2.50%             2.56%            2.00%
_____________________________________________________________________

At least 10 but not
 more than 49                             2.00%             2.04%            1.60%

       For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on page 27 of this Prospectus.

       Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

- Special Class A Contingent Deferred Sales Charge Rates

Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

-  Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

       - Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

       - Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

-  Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

       - Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

-  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995 in connection with: (i) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (ii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

- Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
(2) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (3) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER INSURED TAX-EXEMPT FUND


       Graphic material included in Prospectus of Oppenheimer Insured Tax-Exempt Fund: "Comparison of Total Return of Oppenheimer Insured Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index - Change in Value of a $10,000 Hypothetical Investment"

       A linear graph will be included in the Prospectus of Oppenheimer Insured Tax-Exempt Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's class A shares, that graph will cover the period from the commencement of the Fund's operations (11/11/86) through 9/30/95, in the case of the Fund's Class B shares will cover the period from the inception of the class (May 3, 1993) through September 30, 1995, and in the case of the Fund's Class C shares, that graph will cover the period from the inception of the class (8/29/95) through September 30, 1995. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Lehman Brothers Municipal Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Lehman Brothers Municipal Bond Index, is set forth in the Prospectus under "How Has the Fund Performed - Management's Discussion of Performance."


Fiscal Year              Oppenheimer Insured                       Lehman Brothers
(Period) Ended           Tax-Exempt Fund A                         Municipal Bond Index
11/11/86                 $ 9,525                                   $ 10,000
9/30/87                  $ 8,729                                   $ 9,690
9/30/88                  $ 10,184                                  $ 10,948
9/30/89                  $ 11,138                                  $ 11,898
9/30/90                  $ 11,786                                  $ 12,707
9/30/91                  $ 13,326                                  $ 14,383
9/30/92                  $ 14,758                                  $ 15,886
9/30/93                  $ 16,777                                  $ 17,910
9/30/94                  $ 15,860                                  $ 17,473
9/30/95                  $ 17,551                                  $ 19,428

Fiscal Year              Oppenheimer Insured                       Lehman Brothers
(Period) Ended           Tax-Exempt Fund B                         Municipal Bond Index

5/3/93                   $ 10,000                                  $ 10,000
9/30/93                  $ 10,578                                  $ 10,511
9/30/94                  $  9,922                                  $ 10,255
9/30/95                  $ 11,184                                  $ 11,403

Fiscal Year              Oppenheimer Insured                       Lehman Brothers
(Period) Ended           Tax-Exempt Fund C                         Municipal Bond Index

9/30/95                  $ 10,230                                  $ 10,063

Oppenheimer Insured Tax-Exempt Fund
3410 South Galena Street
Denver, Colorado  80231
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado  80202


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information and, if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.



PR0865.001.0196.N    Printed on Recycled Paper

Oppenheimer Insured Tax-Exempt Fund

3410 South Galena Street, Denver, Colorado  80231
1-800-525-7048

Statement of Additional Information dated February 1, 1996


     Oppenheimer Insured Tax-Exempt Fund (the "Fund"), is a series of Oppenheimer Tax-Exempt Fund (the "Trust"). This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated February 1, 1996. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

TABLE OF CONTENTS

                                                              Page
About the Fund
Investment Objective and Policies                              2
     Investment Policies and Strategies                        2
     Other Investment Techniques and Strategies                7
     Other Investment Restrictions                             8
How the Fund is Managed                                        9
     Organization and History                                  9
     Trustees and Officers of the Trust                       10
     The Manager and Its Affiliates                           13
Brokerage Policies of the Fund                                15
Performance of the Fund                                       17
Distribution and Service Plans                                20
About Your Account
How To Buy Shares                                             22
How To Sell Shares                                            28
How To Exchange Shares                                        31
Dividends, Capital Gains and Taxes                            33
Additional Information About the Fund                         35
Financial Information About the Fund
Independent Auditors' Report                                  36
Financial Statements                                          37
Appendix A (Description of Ratings                            A-1
Appendix B (Tax-Equivalent Yield Chart)                       B-1
Appendix C (Industry Classifications)                         C-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objectives and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

Municipal Securities. There are variations in the security of Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Securities depend on, among other things, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The market value of Municipal Securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments, as well as changes in the interest rates payable on new issues of Municipal Securities.

       - Municipal Bonds. The principal classifications of long-term municipal bonds are "general obligation" and "revenue" or "industrial development" bonds.

              - General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

              - Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

              - Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

       - Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs and include:

              - Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or business taxes, and are payable from these specific future taxes.

              - Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under the Federal revenue sharing programs.

              - Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged.
In most cases, the long-term bonds then provide the money for the repayment of the notes.

              - Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

        - Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

        - Floating Rate/Variable Rate Obligations. Floating rate and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but may include features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no more than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Trust's investment adviser, OppenheimerFunds, Inc. (the "Manager"), may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets the Fund's quality standards.

       - Inverse Floaters and Other Derivative Investments. Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuation. Embedded caps hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed the pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

       - Municipal Lease Obligations. From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations, generally through the acquisition of certificates of participation, that the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate: (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Fund and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal
Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects.
Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the issuing municipality or any of its political subdivisions.

       In addition to the risk of "non-appropriation," municipal lease securities do not yet have a highly developed market to provide the degree of liquidity of conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

       - Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally does not change the tax treatment of bonds issued to finance governmental operations. Thus, interest on obligations issued by or on behalf of a state or local government, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

       Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Furthermore, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Fund may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisers before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

       A Municipal Security is treated as a taxable private activity bond under a test for: (a) a trade or business use and security interest, or
(b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of bond proceeds are used for private business purposes and
(ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Fund makes no independent investigation of the issuers of such bonds or their use of proceeds. Should the Fund hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously paid to shareholders.

       The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act, which makes tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations specifically states that any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The Treasury is authorized to issue regulations implementing the provision. The Fund may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. The Fund anticipates that under normal circumstances it will not purchase any such securities in an amount greater than 20% of the Fund's total assets.

       - Ratings of Municipal Securities. Moody's and S&P's ratings (see Appendix A) represent their respective opinions of the quality of the Municipal Securities they undertake to rate. However, such ratings are general and subjective and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Investment in lower-quality securities may produce a higher yield than securities rated in the higher rating categories described in the Prospectus (or judged by the Manager to be of comparable quality). However, the added risk of lower quality securities might not be consistent with a policy of preservation of capital.

       - Financial Guaranty Insurance Company. The portfolio insurance policy obtained by the Fund was issued by Financial Guaranty Insurance Company ("Financial Guaranty"). Financial Guaranty is a subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. Financial Guaranty, domiciled in the State of New York, commenced its business of providing insurance and financial guaranties for a variety of investment instruments in January, 1984. The Corporation is a wholly-owned subsidiary of General Electric Capital Corporation. Neither the Corporation nor General Electric Capital Corporation are obligated to pay the debts of or the claims against Financial Guaranty.

       Financial Guaranty, in addition to providing insurance for the payment of interest on and principal of municipal bonds and notes held in unit investment trust and mutual fund portfolios, provides insurance for new issues and secondary market issues of municipal bonds and notes and for portions of new issues and secondary market issues of municipal bonds and notes. Financial Guaranty also provides credit enhancements for asset-backed securities, and mortgage-backed securities.

       Financial Guaranty is currently authorized to write insurance in 50 states and the District of Columbia, files reports with state insurance regulatory agencies and is subject to audit and review by such authorities. Financial Guaranty is also subject to regulation by the State of New York Insurance Department. Such regulation, however, is no guarantee that Financial Guaranty will be able to perform on its commitments or contracts of insurance in the event a claim should be made thereunder at some time in the future.

       The policy of insurance obtained by the Fund from Financial Guaranty and the agreement and negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise, neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Fund.

       Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, N.A. or its successor, as its agent (the "Fiscal Agent") that portion of the principal of and interest on the securities which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer. Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later.
The Fiscal Agent will disburse to the Fund the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. (The proceeds attributable to interest payments will be tax-exempt.) Upon such a payment by the Fiscal Agent, Financial Guaranty will be fully subrogated to all of the Fund's rights under the defaulted obligation which includes the right of Financial Guaranty to obtain payment from the issuer to the extent of amounts paid by Financial Guaranty to the Fund.

       - Additional Information About Municipal Securities. From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by the Fund and the value of the portfolio of the Fund would be affected. At such time, the Board of Trustees of the Trust would re-evaluate the investment objectives and policies of the Fund and possibly submit to shareholders proposals for changes in the structure of the Fund.

Other Investment Techniques and Strategies.

       - "When-Issued" and "Delayed Delivery" Transactions. As stated in the Prospectus, the Fund may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities generally settles within 45 days of the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from this investment. However, the Fund intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Fund makes the commitment to purchase a Municipal Security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or other high quality liquid Municipal Securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Fund intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

       - Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

       In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet credit requirements set by the Trust's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

       - Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

Other Investment Restrictions

       The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote of the Fund is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of the Fund.

       Under these additional restrictions, the Fund cannot:

       (1) invest in real estate, but this shall not prevent the Fund from investing in Municipal Instruments or other permissible securities or instruments secured by real estate or interests thereon;

       (2) invest in interests in oil, gas, or other mineral exploration or development programs;

       (3) purchase securities, or other instruments, on margin; however, the Fund may invest in options, futures, options on futures and similar instruments and may make margin deposits and payments in connection therewith;

       (4) make short sales of securities;

       (5) underwrite securities except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio;

       (6) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or other acquisition;

       (7) make investments for the purpose of exercising control of management; or

       (8) purchase securities of any issuer if, to the knowledge of the Fund, its officers and trustees and officers and directors of the Manager or who individually own more than .5% of the securities of such issuer together own beneficially more than 5% of such issuer's outstanding securities.

       As a matter of non-fundamental policy, the Fund shall not purchase or retain securities if as a result the Fund would have more than 5% of its total assets invested in securities of private issuers having a record of less than three years' continuous operation (such period may include the operation of predecessor companies or enterprises) or in industrial development bonds if the private entity on whose credit the security is based, directly or indirectly, is less than three years old (including predecessors), unless the security is rated by a nationally-recognized rating service; or invest in common stock or any warrants related thereto.

       For purposes of the Fund's policy not to concentrate described under investment restriction number 4 in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix C to this Statement of Additional Information. This is not a fundamental policy.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

       Shares of the Fund represent an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Trust. Shareholders of a particular class vote separately on proposals which affect that class, and shareholders of a class which is not affected by that matter are not entitled to vote on the proposal. Shareholders of a class vote on certain amendments to the Distribution and/or Service Plans if the amendments affect that class.

       The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares provided that the proportionate beneficial interest of a shareholder in the Fund is not changed. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

       The Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees And Officers of the Trust. The Trust's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. All of the Trustees are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer Cash Reserves, Oppenheimer Limited-Term Government Fund, The New York Tax-Exempt Income Fund, Inc., Oppenheimer Champion Income Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Funds Trust, Oppenheimer Strategic Income & Growth Fund, and Oppenheimer Variable Account Funds; as well as the following "Centennial Funds": Daily Cash Accumulation Fund, Inc., Centennial America Fund, L.P., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust and Centennial California Tax Exempt Trust, (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds") except for Mr. Fossel, who is a Trustee, Director or Managing General Partner of all the Denver-based Oppenheimer funds, except Oppenheimer Bond Fund and Oppenheimer Strategic Income Fund. Ms. Macaskill is President and Mr. Swain is Chairman of the Denver-based Oppenheimer funds.

       As of January 9, 1996, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund or the Trust. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two of the officers listed above, Ms. Macaskill and Mr. Donohue, are trustees), other than the shares beneficially owned under the Plan by the officers of the Fund listed above.

Robert G. Avis, Trustee; Age 64.
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker, Trustee; Age 80.
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

Charles Conrad, Jr., Trustee; Age 65.
19411 Merion Circle, Huntington Beach, California 92468
Vice President of McDonnell Douglas Space Systems Co.; formerly associated with the National Aeronautics and Space Administration.

Jon S. Fossel, Trustee; Age 53.*
Two World Trade Center, New York, New York 10048-0203
Chairman and a director of the Manager; President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President and a director of HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; a director of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager; formerly President of the Manager.

Raymond J. Kalinowski, Trustee; Age 66.
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc.; formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. Howard Kast, Trustee; Age 73.
2552 East Alameda, Denver, Colorado 80209
Formerly the Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee; Age 74.
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Bridget A. Macaskill, President and Trustee; Age 47.*
President, Chief Executive Officer and a Director of the Manager; Chairman and a Director of SSI, Vice President and a Director of OAC, of HarbourView and of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; formerly an Executive Vice President of the Manager.

Ned M. Steel, Trustee; Age 80.
3416 S. Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a director of Van Gilder Insurance Corp. (insurance brokers).

James C. Swain, Chairman and Trustee; Age 61.*
3410 South Galena Street, Denver, Colorado 80231
Vice Chairman and a Director of the Manager; President and Director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); formerly Chairman of the Board of SSI.

Andrew J. Donohue, Vice President; Age 45.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President and General Counsel of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"); an officer of other Oppenheimer funds; President and a director of Centennial; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; formerly a Partner in Kraft & McManimon (a law firm), prior to which he was an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser) and a director and an officer of the First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President, Secretary and Treasurer; Age 58.
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Caryn Halbrecht, Vice President and Portfolio Manager; Age 38.
Two World Trade Center, New York, N.Y. 10048-0203
Vice President of the Manager; an officer of other Oppenheimer funds; formerly a Vice President of Fixed-Income portfolio management at Bankers Trust.

Robert G. Zack, Assistant Secretary; Age 47.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 36.
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller of the Manager, prior to which he was an Accountant for Resolution Trust Corporation and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 29.
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting, an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co. (a bank) and previously a Senior Fund Accountant for State Street Bank & Trust Company.

       - Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Messrs. Fossel and Swain, who are both officers and Trustees) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Messrs. Fossel and Swain) received the total amounts shown below from (i) the Fund, during its fiscal year ended September 30, 1995, and (ii) from all 21 of the Denver-based Oppenheimer funds (including the Fund) listed in the first paragraph of this section, for services in the positions shown:

                                                               Total
                                                               Compensation
                                          Aggregate            From All
                                          Compensation         Denver-based
Name/Position                             From Fund            Oppenheimer funds1
Robert G. Avis - Trustee                  $237                 $53,000.00
William A. Baker - Audit and Review       $328                 $73,255.00
    Committee Chairman and Trustee
Chares Conrad, Jr. -  Audit and Review    $288                 $64,309.00
    Committee Member and Trustee
Raymond J. Kalinowski - Trustee           $291                 $65,000.00
C. Howard Kast - Trustee                  $291                 $65,000.00
Robert M. Kirchner - Audit and Review     $306                 $68,292.00
    Committee Member and Trustee
Ned M. Steel - Trustee                    $237                 $53,000.00

______________
1 For the 1995 calendar year.

       - Major Shareholders. As of January 9, 1996, no person owned of record or was known by the Trust to own beneficially 5% or more of the shares of the Trust as a whole or either class of the Fund's outstanding Class A and Class B shares. As of that date, the only shareholders which owned of record or were known by the Fund to own beneficially 5% or more of the Fund's Class C shares were Merrill, Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, 3rd Floor, Jacksonville, Florida 32246-6482 who owned of record 14,439 Class C shares (representing 51.56% of the Fund's outstanding Class C shares) and PaineWebber for the benefit of Arthur A. Newman, Joan R. Newman and Laurie A. Newman, 2622 King Richard, El Dorado Hills, California 95762-4126 who owned of record 12,455.516 Class C shares (representing 44.31% of the Fund's outstanding Class C shares).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Trust, and two of whom (Ms. Macaskill and Mr. Swain) serve as Trustees of the Trust.

       The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced.

       - The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Trust on behalf of the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

       Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributors Agreement are paid by the Fund. Expenses with respect to the Trust's two series, including the Fund, are allocated in proportion to the net assets of the respective funds except where allocations of direct expenses could be made. Certain expenses are further allocated to certain classes of shares of a series as explained in the Prospectus and under "How to Buy Shares" below. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, transfer agent and custodian expenses, share issuance costs, certain printing and registration expenses and non-recurring expenses, including litigation costs.

       The advisory agreement contains no provision limiting the Fund's expenses. However, independently of the advisory agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (including the management fee, but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2.0% of the next $70 million, and 1.5% of the average annual net assets in excess of $100 million. Any assumption of the Fund's expenses under this limitation lowers the Fund's overall expense ratio and increases its total return during the time such expenses are limited. The Manager reserves the right to terminate or amend the undertaking at any time.

       The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment activities. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its corporate name may be withdrawn. The Manager became the Fund's investment adviser on April 7, 1990. During the Fund's fiscal year ended September 30, 1995, the management fees were $371,750.

       From April 7, 1990 until January 31, 1992, Clayton Brown Investment Management, Inc. ("CBIM"), an affiliate of Clayton Brown & Associates, Inc., which was the Fund's general distributor until January 31, 1992, was the sub-advisor for the Fund, pursuant to Subadvisory Agreement with the Manager. The Manager paid subadvisory fees to CBIM at the annual rate of
 .15% of the average daily net assets of the Fund. Because of the expense assumption undertaking by the Manager at that time, the Manager did not receive any management fee from the Fund with which to pay CBIM its Subadvisory fee, and thus absorbed that expense.

       - The Distributor.   OppenheimerFunds Distributor, Inc. (the
"Distributor"), formerly named "Oppenheimer Fund Management, Inc.," became the Fund's Distributor on January 31, 1992. Prior to that date, Clayton Brown & Associates, Inc. ("Clayton Brown") was the Fund's general distributor. Under the General Distributor's Agreement between the Fund and the Distributor, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A and Class B shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the 12b-1 Plans), including advertising and the cost of printing and mailing prospectus (other than those furnished to existing shareholders) are borne by the Distributor.

       During the fiscal years ended September 30, 1993, 1994 and 1995 the aggregate sales charges in the Fund's Class A shares was $582,215, $376,541 and $153,803, respectively of which the Distributor and an affiliated broker-dealer retained in the aggregate $151,408, $92,979 and $43,162, in those respective years. During the Fund fiscal year ended September 30, 1995, the contingent deferred sales charges collected on the Fund's Class B shares totalled $37,243, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below. Sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class C shares during the fiscal year ended September 30, 1995 were $153,803.

       - The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions of the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by the Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter and purchases from dealers include a spread between the bid and the asked price.

       Under the advisory agreement, the Manager is authorized to select brokers other than affiliates that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager and its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager and its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manger's portfolio managers. In certain instances, portfolio managers may directly place traders and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or it affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

       The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that: (i) the trade is not from or for the broker's own inventory,
(ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

       The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolios or being considered for purchase. The Board of Trustees, including the "Independent Trustees" of the Fund (those Trustees who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

Performance of the Fund

As described in the Prospectus, from time to time the "standardized yield," "tax-equivalent yield," "dividend yield," "average annual total return," "total return" and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how standardized yield, tax-equivalent yield, dividend yield, average annual total return and total return are calculated for each class and the components of those calculations is set forth below. Class B shares were first publicly offered on May 3, 1993. Class C shares were first publicly offered on August 29, 1995.

       - Standardized Yields.

       - Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

           Standardized Yield = 2 [( a-b
                                     --- + 1 )6 - 1 ]
                                      cd

       The symbols above represent the following factors:

       a  =          dividends and interest earned during the 30-day period.
       b  =          expenses accrued for the period (net of any expense
                     reimbursements).
       c  =          the average daily number of shares of that class
                     outstanding during the 30-day period that were entitled to receive dividends.
       d  =          the maximum offering price per share of that class on the
                     last day of the period, adjusted for undistributed net investment income.

       The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based on the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended September 30, 1995, the standardized yields for the Fund's Class A, Class B and Class C shares were 4.46%, 3.90% and 4.34%, respectively.

       - Tax-Equivalent Yield. The Fund's "tax-equivalent yield" adjusts the Fund's current yield, as calculated above, by a stated combined Federal and state tax rate. The tax equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax-exempt. The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Appendix B includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal taxable income (the net amount subject to Federal income tax after deductions and exemptions). The tax-equivalent yield tables assume that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Fund's tax-equivalent yield for its Class A, Class B and Class C shares for the 30-day period ended September 30, 1995 were 7.38%, 6.46% and 7.19%, respectively, for an individual in the 39.6% Federal income tax bracket.

       - Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

    Dividend Yield of the Class = Dividends of the Class
                                  ----------------------
                Max. Offering Price of the Class (last day of period)

           plus Number of days (accrual period) x 365

       The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

       From time to time, similar calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended September 30, 1995 were 5.05% and 5.30% when calculated at maximum offering price and net asset value, respectively. The dividend yield on Class B shares for the 30-day period ended September 30, 1995 was 4.53% when calculated at net asset value. The dividend yield on Class C shares for the 30-day period ended September 30, 1995 was 4.98%.

       - Total Return Information.

       - Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                         ERV 1/n
                         ---       - 1 = Average Annual Total Return
                          P

       The "average annual total return" on an investment in Class A shares of the Fund for the one and five year periods ended September 30, 1995 was 5.06% and 7.24%, respectively and for the period from inception of the Fund on November 11, 1986 through September 30, 1995 was 6.33%. The "average annual total return" on an investment in Class B shares of the Fund for the one year ended September 30, 1995 was 4.47%. For the period from inception of Class B shares on May 3, 1993 through September 30,
1995, the average annual total return was 2.45%. For the period from inception of Class C shares on August 29, 1995, through September 30,
1995, the average annual total return was 3.56%.

       - Cumulative Total Return. The "cumulative total return" calculation measures the change in the value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                           ERV - P
                           -------  = Total Return
                              P

       In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the contingent deferred sales charge of 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter is applied, as described in the Prospectus. For Class C shares, the payment of the contingent deferred sales charge of 1.0% in the first year is applied as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "total return" on an investment in Class
A shares of the Fund (using the method described above) for the period from November 11, 1986 (inception of the Fund) through September 30, 1995, was 75.50%. The cumulative total return on Class B shares for the period from May 3, 1993 (inception of the class) through September 30, 1995 was 5.99%. The cumulative total return on the Class C shares for the period from August 29, 1995 (inception of the class) through September 30, 1995 was .30%.

       - Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A or Class B shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The "total return at net asset value" on the Fund's Class A shares for the one-year period ended September 30, 1995 was 10.29%. The total return at net asset value for the Fund's Class B shares for the year ended September 30, 1995 was 9.47%. The total return at net asset value for the Fund's Class C shares for the period ended September 30, 1995 was 1.30%.

       - Other Performance Comparisons. From time to time, the Fund may publish the ranking of the performance of its Class A, Class B or Class
C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against
(i) all other funds, other than money market funds, and (ii) all other insured municipal debt funds. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charge or taxes into consideration. From time to time the Fund may include in its advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar.

       From time to time the Fund may publish the ranking of its performance by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next
35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other municipal bond funds. Rankings are subject to change.

       Investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government. In order to compare the Fund's dividends to the rate of return on taxable investments, Federal income taxes on such investments should be considered.

       When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period will not be a predication or representation by the Fund of future returns. The returns of the Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class.

Distribution and Service Plans

       The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will make payment to the Distributor for its services in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. For the Distribution and Service Plan for Class C shares, that vote was cast by the Manager as the sole initial holder of Class C shares of the Fund.

       In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at not cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

       Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. None of the Plans may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid under the Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company
Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

       While the Plans are in effect, the Treasurer of the Fund must provide separate written reports to the Fund's Board of Trustees at least quarterly describing the amount of payments made pursuant to each Plan and the purpose for which the payments were made. The Class B report also must include the Distributor's distribution costs for the quarter, and such costs for previous quarters that have been carried forward. The
Class A and Class B reports also must include the identity of each Recipient that received any payment. These reports are subject to the review and approval of the Independent Trustees.

       Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate and set no minimum amount.

       For the fiscal year ended September 30, 1995, payments under the Class A Plan totalled $70,117, all of which was paid by the Distributor to Recipients, including $6,524 paid to MML Investor Services, Inc., an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

       The Class B and the Class C Plan allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment to the Distributor. Payments made under the Class B Plan during the fiscal year ended September 30, 1995 totalled $119,807, including $993 paid to a dealer affiliated with the Distributor and $100,572 retained by the Distributor.

       Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class
C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset based sales charges and fees.

       The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor normally will not accept (i) any order for $500,000 or more of Class B shares or (ii) any order for $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

       The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by each class, including the asset-based sales charge to which Class B and Class C shares are subject.

       The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

       The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined of the close of The New York Stock Exchange (the "NYSE") on each day that the Exchange is open by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The NYSE normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days before a holiday). The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers in debt securities may conduct trading on certain days on which the NYSE is closed (i.e. weekends or holidays, such as Good Friday). Because the Fund's net asset value and offering prices will not be calculated on those days, if securities of the same type held by the Fund are traded on those days, the Fund's net asset values of Class A, Class
B and Class C shares of the Fund may be significantly affected on such days, when shareholders will not have the ability to purchase or redeem shares.

       The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally, as follows: (i) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (ii) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (iii) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (iv) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

       In the case of Municipal Securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). With the approval of the Trust's Board of Trustees, the Manager may employ a pricing service, bank or broker/dealer experienced in such matters to price any of the types of securities described above. The Board has authorized the Manager to employ a pricing service to price many of the Fund's securities. The Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

       With respect to valuation of securities which are in default in payment of principal or interest or, as determined by the Manager, in significant risk of such default (the "Defaulted Securities") and which are covered by insurance obtained by the Fund, the value of the insurance guaranteeing interest and principal payments will be an element of the net asset value per share for the Fund. The value of the insurance will be equal to the difference between (i) the market value of the Defaulted Securities assuming the exercise of the right to obtain a Secondary Market Insurance Policy (less the insurance premium attributable to the purchase of such policy) and (ii) the market value of such Defaulted Securities not covered by a Secondary Market Insurance Policy. In addition, the ability of Financial Guaranty to meet its commitments under the Fund's insurance policy, including the commitments to issue Secondary Market Insurance Policies, will be considered. If an occurrence were to take place after the value of a security in a portfolio was so established but before the net asset value per share is determined which was likely to materially change the net asset value, then such security would be valued under procedures adopted by the Trustees to make such fair value determination.

       Puts, calls, Interest Rate Futures and Municipal Bond Index Futures are valued at the last sales prices on the principal exchanges on which they are traded or on NASDAQ, as applicable. If there were no sales on the principal exchange, the last sale on any exchange is used. In the absence of any sales that day, value shall be the last reported sales price on the prior trading day or closing bid or asked prices on the principal exchange closest to the last reported sales price. When the Fund writes an option, an amount equal to the premium received by the Fund is included in its Statement of Assets and Liabilities as an asset and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for such purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on some days. If the Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or broker or dealer incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, siblings, sons- and daughters-in-law, a sibling's spouse and a spouse's siblings.

       - The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Fund
Oppenheimer Insured Tax-Exempt Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund Oppenheimer Enterprise Fund
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Growth & Income Value Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

       There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

       - Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund or Class A and Class B shares of other Oppenheimer funds during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investors holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends on distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

       In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

       If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

       In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

       - Terms of Escrow That Apply to Letters of Intent.

       1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

       2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

       3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

       4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

       5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class
A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of the other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

       6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

       There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for such loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or by seeking other redress.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend, or discontinue offering checkwriting privileges at any time without prior notice.

How to Sell Shares

       Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

       - Selling Shares by Wire. The wire of redemptions proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

       - Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $1,000 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question
(not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class B shares that were purchased by reinvesting dividends or distributions or that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. This privilege is not available to Class C shareholders. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed in the redemption documents as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B shareholders should not establish withdrawal plans that would require the redemption of shares purchased subject to a contingent deferred sales charge and held less than 6 years, because of the imposition of the Class B contingent deferred sales charge on such withdrawals (except where the Class B contingent deferred sales charge is waived as described in the Prospectus under "Class B Contingent Deferred Sales Charge").

       By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

       - Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

       - Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

       The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

       For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

       Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or ACH payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

       The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

       The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund.
The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

       To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

       If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

       As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P. and Daily Cash Accumulation Fund Inc., which only offer Class A shares and Oppenheimer Main Street California Tax Exempt Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401 (k) plans). A list of funds showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048.

       Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

       No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class
A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class
C shares.

       When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

       The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

       When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

       Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

       The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value.
Daily dividends will not be declared or paid on newly purchased shares until Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order. Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be paid with respect to shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If a shareholder redeems all shares in an account, all dividends accrued on shares held in that account will be paid together with the redemption proceeds.

       Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

       The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and
Class C," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and will also differ in amount as a consequence of any difference in net asset value between the classes.

       Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net investment income earned by the Fund on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the Fund's portfolio which are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. All of the Fund's dividends (excluding capital gains distributions) paid during 1994 were exempt from Federal personal income taxes. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund. Corporate shareholders and "substantial users" of facilities financed by Private Activity Municipal Securities should see "Private Activity Municipal Securities."

       A shareholder receiving a dividend from income earned by the Fund from one or more of: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2) income from securities loans; or (3) an excess of net short-term capital gain over net long-term capital loss from the Fund, treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

       Long-term capital gains distributions, if any, are taxable as long-term capital gains whether received in cash or reinvested and regardless of how long Fund shares have been held. Dividends paid by the Fund derived from net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. For information on "backup withholding" on taxable dividends, see "How To Sell Shares." Interest on loans used to purchase shares of the Fund may not be deducted for Federal income tax purposes. Under rules used by the Internal Revenue Service to determine when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

       If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation, will receive no tax deduction for payments of dividends and distributions made to shareholders and would be unable to pay "exempt-interest" dividends as discussed above.

       Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. The Manager might determine in a particular year that it might be in the best interest of shareholders for the Fund not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for investment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and distributions from other Eligible Funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of portfolio securities to and from the Fund. The Manager has represented to the Fund that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.

Independent Auditors. The independent auditors of the Fund audit the Manager's and the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER INSURED TAX-EXEMPT FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Insured Tax-Exempt Fund as of September 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1995 and 1994 and the financial highlights for the period October 1, 1989 to September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights (except for total return) for the period November 11, 1986 (commencement of operations) to September 30, 1989 were audited by other auditors whose report dated November 2, 1989, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Insured Tax-Exempt Fund at September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Denver, Colorado
October 20, 1995

FINANCIALS

CONTENTS

STATEMENT OF INVESTMENTS                6
STATEMENT OF ASSETS & LIABILITIES      11
STATEMENT OF OPERATIONS                12
STATEMENTS OF CHANGES IN NET ASSETS    13
FINANCIAL HIGHLIGHTS                   14
NOTES TO FINANCIAL STATEMENTS          16

5  Oppenheimer Insured Tax-Exempt Fund

STATEMENT OF INVESTMENTS  SEPTEMBER 30, 1995

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--98.2%
-------------------------------------------------------------------------------------------------------------------------
ALABAMA--1.2%             Pelham, Alabama General Obligation
                          Warrants, AMBAC Insured, 7.10%,
                          8/1/15                                                 Aaa/AAA/AAA      $1,000,000   $1,139,782
-------------------------------------------------------------------------------------------------------------------------
ALASKA--4.3%              Alaska Energy Authority Power Revenue
                          Bonds, Bradley Lake Hydroelectric
                          Project, Series 2, MBIA Insured,
                          7.25%, 7/1/21                                          Aaa/AAA             500,000      551,141
                          -----------------------------------------------------------------------------------------------
                          North Slope Boro, Alaska General
                          Obligation Revenue Refunding Bonds,
                          Series G, FSA Insured, 8.35%, 6/30/98                  Aaa/AAA/A-        3,000,000    3,322,632
                                                                                                               ----------
                                                                                                                3,873,773
-------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--13.4%         California Pollution Control
                          Financing Authority Revenue Bonds,
                          Southern California Edison,  Series
                          A, MBIA--IBC Insured, 6.90%, 9/1/06                    Aaa/AAA           2,410,000    2,584,959
                          -----------------------------------------------------------------------------------------------
                          California Public Capital
                          Improvements Financing Authority
                          Revenue Bonds, Pooled Project, Series
                          B, BIG Insured, 8.10%, 3/1/18                          Aaa/AAA             235,000      254,290
                          -----------------------------------------------------------------------------------------------
                          California State Public Works Board
                          Lease Revenue Bonds, Department of
                          Corrections-California State Prison,
                          Series B, MBIA Insured, 5.50%, 12/1/12                 Aaa/AAA/A-        1,090,000    1,054,645
                          -----------------------------------------------------------------------------------------------
                          California Statewide Communities
                          Development Authority Hospital
                          Revenue Certificates of Participation,
                          Cedars-Sinai Medical Center, MBIA--IBC
                          Insured, 6.50%, 8/1/12                                 Aaa/AAA           1,000,000    1,080,120
                          -----------------------------------------------------------------------------------------------
                          Los Angeles County, California
                          Sanitation District Financing
                          Authority Revenue Bonds, Capital
                          Projects, Series A, 5.375%, 10/1/13                    Aaa/AAA           3,050,000    2,878,626
                          -----------------------------------------------------------------------------------------------
                          Los Angeles, California General
                          Obligation Bonds, Series A, FGIC
                          Insured, 6.10%, 9/1/12                                 Aaa/AAA           1,000,000    1,019,315
                          -----------------------------------------------------------------------------------------------
                          Northern California Power Agency
                          Public Power Revenue Refunding Bonds,
                          Hydroelectric Project No. 1,
                          Prerefunded, Series A, 8%, 7/1/13                      A/A-              2,000,000    2,101,450
                          -----------------------------------------------------------------------------------------------
                          Sacramento, California Municipal
                          Utility District Electric Revenue
                          Refunding Bonds, Series G, MBIA
                          Insured, 6.50%, 9/1/13                                 Aaa/AAA/A-        1,000,000    1,085,499
                                                                                                               ----------
                                                                                                               12,058,904
-------------------------------------------------------------------------------------------------------------------------
COLORADO--5.2%            Colorado Health Facilities Authority
                          Revenue Bonds, PSL Health System
                          Project, Series A, FSA Insured,
                          7.25%, 2/15/16                                         Aaa/AAA             500,000      550,389
                          -----------------------------------------------------------------------------------------------
                          Denver, Colorado City & County
                          Airport Revenue Bonds, Series B, MBIA
                          Insured, 5.75%, 11/15/17                               Aaa/AAA           3,000,000    2,894,319
                          -----------------------------------------------------------------------------------------------
                          Douglas County, Colorado School
                          District No. RE-1 Douglas & Elbert
                          Counties General Obligation
                          Improvement Bonds, Series A, MBIA
                          Insured, 8%, 12/15/09                                  Aaa/AAA           1,000,000    1,253,266
                                                                                                               ----------
                                                                                                                4,697,974


6  Oppenheimer Insured Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
DELAWARE--2.4%            Delaware Transportation Authority
                          Transportation System Revenue Bonds,
                          Prerefunded, 7.75%, 7/1/04                             Aaa/AAA          $2,000,000   $2,201,786
-------------------------------------------------------------------------------------------------------------------------
FLORIDA--1.1%             Dade County, Florida Seaport Revenue
                          Refunding Bonds, MBIA Insured, 5.75%,
                          10/1/15                                                Aaa/AAA/AAA       1,000,000      987,135
-------------------------------------------------------------------------------------------------------------------------
ILLINOIS--6.4%            Cook County, Illinois Community
                          College District No. 508 Certificates
                          of Participation, FGIC Insured,
                          8.75%, 1/1/05                                          Aaa/AAA/AAA         500,000      635,802
                          -----------------------------------------------------------------------------------------------
                          Cook County, Illinois Community
                          College District No. 508 Certificates
                          of Participation, Lease Certificates,
                          Series C, MBIA Insured, 7.70%, 12/1/07                 Aaa/AAA           2,500,000    3,035,420
                          -----------------------------------------------------------------------------------------------
                          Illinois Health Facilities Authority
                          Revenue Bonds, Memorial Medical
                          Center Project, MBIA Insured, 6.75%,
                          10/1/11                                                Aaa/AAA           2,000,000    2,113,352
                                                                                                               ----------
                                                                                                                5,784,574
-------------------------------------------------------------------------------------------------------------------------
INDIANA--4.7%             Fort Wayne, Indiana Hospital
                          Authority Revenue Bonds, Parkview
                          Memorial Hospital Project, Series A,
                          FGIC Insured, 7.50%, 11/15/11                          Aaa/AAA/AAA         250,000      275,236
                          -----------------------------------------------------------------------------------------------
                          Hamilton Southeastern, Indiana
                          Consolidated School Building Corp.
                          Revenue Refunding Bonds, First Mtg.,
                          AMBAC Insured, 7%, 7/1/11                              Aaa/AAA/AAA         500,000      547,537
                          -----------------------------------------------------------------------------------------------
                          Indiana State Office Building
                          Commission Capital Complex Revenue
                          Bonds, Series B, MBIA Insured, 7.40%,
                          7/1/15                                                 Aaa/AAA           2,500,000    2,920,812
                          -----------------------------------------------------------------------------------------------
                          Whitko, Indiana Middle School
                          Building Corp. Revenue Bonds, First
                          Mtg., AMBAC Insured, 6.75%, 7/15/12                    Aaa/AAA/AAA         500,000      530,677
                                                                                                               ----------
                                                                                                                4,274,262
-------------------------------------------------------------------------------------------------------------------------
KENTUCKY--1.3%            Kentucky State Turnpike Authority
                          Economic Development Road Revenue
                          Refunding Bonds, Revitalization
                          Projects, AMBAC Insured, 6.50%, 7/1/08                 Aaa/AAA/AAA       1,050,000    1,166,669
-------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--7.4%       Massachusetts State General
                          Obligation Bonds, FGIC Insured,
                          7.875%, 6/1/97                                         Aaa/AAA/AAA       1,500,000    1,598,140
                          -----------------------------------------------------------------------------------------------
                          Massachusetts State Health &
                          Educational Facilities Authority
                          Revenue Bonds, Lahey Clinic Medical
                          Center, Series B, MBIA Insured,
                          5.625%, 7/1/15                                         Aaa/AAA           2,000,000    1,946,336
                          -----------------------------------------------------------------------------------------------
                          Massachusetts State Health &
                          Educational Facilities Authority
                          Revenue Bonds, Mt. Auburn Hospital
                          Issue, Series B--1, MBIA Insured,
                          6.25%, 8/15/14                                         Aaa/AAA           1,000,000    1,048,186
                          -----------------------------------------------------------------------------------------------
                          Massachusetts State Housing Finance
                          Revenue Bonds, Series A, AMBAC
                          Insured, 6.60%, 7/1/14                                 Aaa/AAA/AAA       2,000,000    2,063,456
                                                                                                               ----------
                                                                                                                6,656,118


7  Oppenheimer Insured Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
MICHIGAN--2.2%            Michigan Municipal Board Authority
                          Revenue Bonds, Local Government,
                          Partially Prerefunded, Group 19,
                          AMBAC Insured, 7.50%, 11/1/09                          Aaa/AAA/AAA        $250,000     $271,585
                          -----------------------------------------------------------------------------------------------
                          Michigan State Hospital Finance
                          Authority Revenue Refunding Bonds,
                          Oakwood Hospital Obligation Group,
                          Series A, FGIC Insured, 5.50%, 11/1/13                 Aaa/AAA/AAA       1,785,000    1,692,853
                                                                                                               ----------
                                                                                                                1,964,438
-------------------------------------------------------------------------------------------------------------------------
NEBRASKA--0.6%            Nebraska Investment Finance Authority
                          Hospital Revenue Bonds, Nebraska
                          Methodist Health System, MBIA
                          Insured, 7%, 3/1/06                                    Aaa/AAA             500,000      554,355
-------------------------------------------------------------------------------------------------------------------------
NEVADA--5.9%              Clark County, Nevada Passenger
                          Facility Charge Revenue Bonds, Las
                          Vegas/MacArran International Airport
                          Project, Series A, MBIA Insured, 6%,
                          7/1/17                                                 Aaa/AAA           2,000,000    1,959,358
                          -----------------------------------------------------------------------------------------------
                          Clark County, Nevada School District
                          General Obligation Bonds, Series B,
                          MBIA Insured, 6.75%, 3/1/08                            Aaa/AAA           2,000,000    2,158,892
                          -----------------------------------------------------------------------------------------------
                          Humboldt County, Nevada Pollution
                          Control Revenue Bonds, Idaho Power
                          Co. Project, AMBAC Insured, 8.30%,
                          12/20/14                                               Aaa/AAA/AAA       1,000,000    1,188,261
                                                                                                               ----------
                                                                                                                5,306,511
-------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.6%       New Hampshire Turnpike System Revenue
                          Refunding Bonds, Series A, FGIC
                          Insured, 6.75%, 11/1/11                                Aaa/AAA/AAA         500,000      552,849
-------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--1.4%          East Orange, New Jersey General Obligation Bonds,
                          FSA Insured, 8.40%, 8/1/06                             Aaa/AAA           1,000,000    1,272,072
-------------------------------------------------------------------------------------------------------------------------
NEW YORK--4.4%            City of New York Municipal Water
                          Finance Authority Water & Sewer
                          System Revenue Bonds, Series F, AMBAC
                          Insured, 5.50%, 6/15/11(1)                             Aaa/AAA/AAA       2,000,000    1,981,156
                          -----------------------------------------------------------------------------------------------
                          New York State Medical Care
                          Facilities Finance Agency Revenue
                          Bonds, Unrefunded Balance, MBIA--IBC
                          Insured, 7.75%, 8/15/10                                Aaa/AAA             370,000      414,872
                          -----------------------------------------------------------------------------------------------
                          Niagara Falls, New York General
                          Obligation Public Improvement Bonds,
                          MBIA Insured, 7.50%, 3/1/12                            Aaa/AAA           1,340,000    1,598,125
                                                                                                               ----------
                                                                                                                3,994,153
-------------------------------------------------------------------------------------------------------------------------
OHIO--1.8%                Cincinnati, Ohio Student Loan Funding
                          Corp. Revenue Bonds, Series A, AMBAC
                          Insured, 5.75%, 8/1/03                                 Aaa/AAA/AAA       1,000,000    1,042,147
                          -----------------------------------------------------------------------------------------------
                          Streetsboro, Ohio City School
                          District General Obligation Bonds,
                          AMBAC Insured, 7.125%, 12/1/10                         Aaa/AAA/AAA         500,000      577,508
                                                                                                               ----------
                                                                                                                1,619,655


8  Oppenheimer Insured Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--4.7%            Grove, Oklahoma Municipal Services
                          Authority Utility & Sales Tax Revenue
                          Bonds, Series 1991, CGIC Insured, 7%,
                          2/1/16                                                 Aaa/AAA          $1,115,000   $1,217,267
                          -----------------------------------------------------------------------------------------------
                          Oklahoma Baptist University Authority
                          Revenue Bonds, FGIC Insured, 7.10%,
                          8/1/09                                                 Aaa/AAA/AAA         150,000      162,034
                          -----------------------------------------------------------------------------------------------
                          Oklahoma State Industrial Authority
                          Revenue Bonds, Health Systems-Baptist
                          Medical Center, Series C, AMBAC
                          Insured, 7%, 8/15/05                                   Aaa/AAA/AAA       2,000,000    2,293,532
                          -----------------------------------------------------------------------------------------------
                          Tulsa, Oklahoma Airports Improvement
                          Trust Consolidated General Revenue
                          Bonds, Refunding Pending, MBIA
                          Insured, 7.50%, 6/1/08                                 Aaa/AAA             500,000      538,928
                                                                                                               ----------
                                                                                                                4,211,761
-------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--7.5%        Allegheny County, Pennsylvania
                          Hospital Development Authority
                          Revenue Bonds, Presbyterian
                          University Hospital, Prerefunded,
                          Series A, MBIA Insured, 7.60%, 3/1/08                  Aaa/AAA           1,400,000    1,529,032
                          -----------------------------------------------------------------------------------------------
                          Berks County, Pennsylvania General
                          Obligation Bonds, FGIC Insured,
                          Inverse Floater, 8.487%, 11/10/20(2)                   Aaa/AAA/AAA       1,000,000    1,108,831
                          -----------------------------------------------------------------------------------------------
                          Pennsylvania State Higher Education
                          Assistance Agency Student Loan
                          Revenue Bonds, AMBAC Insured, Inverse
                          Floater, 8.099%, 3/1/22(2)                             Aaa/AAA/AAA       1,250,000    1,199,547
                          -----------------------------------------------------------------------------------------------
                          Philadelphia, Pennsylvania Airport
                          Revenue Bonds, Philadelphia Airport
                          System, Series A, AMBAC Insured,
                          5.75%, 6/15/08                                         Aaa/AAA/AAA       1,000,000    1,019,550
                          -----------------------------------------------------------------------------------------------
                          Philadelphia, Pennsylvania Regional
                          Port Authority Lease Revenue Bonds,
                          MBIA Insured, Inverse Floater, 8.27%,
                          9/1/20(2)                                              Aaa/AAA           1,900,000    1,903,407
                                                                                                               ----------
                                                                                                                6,760,367
-------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--2.8%      South Carolina State Public Service
                          Authority Revenue Refunding Bonds,
                          Series B, FGIC Insured, 5.875%, 1/1/23                 Aaa/AAA/AAA       2,000,000    1,970,378
                      ---------------------------------------------------------------------------------------------------
                          Sumter County, South Carolina School
                          District No. 017 Certificates of
                          Participation, Series A, CGIC
                          Insured, 7.125%, 1/1/11                                Aaa/AAA             500,000      552,694
                                                                                                               ----------
                                                                                                                2,523,072
-------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--1.3%        South Dakota State Lease Revenue
                          Trust Certificates, Series B, CGIC
                          Insured, 8%, 9/1/02                                    Aaa/AAA           1,000,000    1,177,505
-------------------------------------------------------------------------------------------------------------------------
TENNESSEE--2.1%           Chattanooga-Hamilton County,
                          Tennessee Hospital Authority Revenue
                          Bonds, Erlanger Medical Center,
                          Prerefunded, Series B, FSA Insured,
                          Inverse Floater, 9.774%, 5/25/21(2)                    Aaa/AAA           1,500,000    1,868,050


9  Oppenheimer Insured Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
TEXAS--10.6%              Austin, Texas Combined Utility
                          Systems Revenue Refunding Bonds,
                          Series A, MBIA Insured, Zero Coupon,
                          11/15/09                                               Aaa/AAA          $3,615,000   $1,654,394
                          -----------------------------------------------------------------------------------------------
                          Grand Prairie, Texas Health
                          Facilities Revenue Refunding Bonds,
                          Dallas/Ft. Worth Medical Center
                          Project, AMBAC Insured, 6.875%,
                          11/1/10                                                Aaa/AAA           1,800,000    1,955,790
                          -----------------------------------------------------------------------------------------------
                          Harris County, Texas Revenue Bonds,
                          Toll Road Project, Prerefunded,
                          10.375%, 8/1/14                                        Aaa/NR            1,200,000    1,359,153
                          -----------------------------------------------------------------------------------------------
                          Houston, Texas Certificates of
                          Participation, Water Conveyance
                          System Project, Series J, AMBAC
                          Insured, 6.125%, 12/15/08                              Aaa/AAA/AAA       2,345,000    2,500,490
                          -----------------------------------------------------------------------------------------------
                          Rio Grande Valley Health Facilities
                          Development Corp. Texas Retirement
                          Facility Revenue Bonds, Golden Palms,
                          Series B, MBIA Insured, 6.40%, 8/1/12                  Aaa/AAA           2,000,000    2,088,906
                                                                                                               ----------
                                                                                                                9,558,733
-------------------------------------------------------------------------------------------------------------------------
WASHINGTON--3.3%          Tacoma, Washington Electric Systems
                          Revenue Bonds, AMBAC Insured, 6.514%,
                          1/2/15                                                 A1/A+/AAA         2,000,000    2,076,684
                          -----------------------------------------------------------------------------------------------
                          Washington State Public Power Supply
                          System Revenue Refunding Bonds,
                          Series A, FGIC Insured, Zero Coupon,
                          7/1/09                                                 Aaa/AAA/AAA       2,000,000      882,152
                                                                                                               ----------
                                                                                                                2,958,836
-------------------------------------------------------------------------------------------------------------------------
WISCONSIN--1.6%           Wisconsin State Health & Educational
                          Facilities Authority Revenue Bonds,
                          SSM Health Care Project, Series A,
                          MBIA Insured, 5.75%, 6/1/12                            Aaa/AAA           1,500,000    1,468,407
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $86,347,959)                                                          98.2%  88,631,741
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                          1.8    1,610,965
                                                                                                        ----   ----------
NET ASSETS                                                                                             100.0% $90,242,706
                                                                                                       -----   ----------
                                                                                                       -----   ----------

                          1. Securities with an aggregate market value of $79,576 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 4 of Notes to Financial Statements.
                          2. Represents the current interest rate for a variable rate bond. Variable rate bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. The multiplier for these inverse floaters is 1. Inverse floaters amount to $6,079,835 or 6.74% of the Fund's net assets at September 30, 1995.
                          See accompanying Notes to Financial Statements.


10  Oppenheimer Insured Tax-Exempt Fund

STATEMENT OF ASSETS AND LIABILITIES  SEPTEMBER 30, 1995

----------------------------------------------------------------------------------------------------------------------------
ASSETS                       Investments, at value (cost $86,347,959)--see accompanying statement                $88,631,741
                             -----------------------------------------------------------------------------------------------
                             Cash                                                                                  1,351,002
                             -----------------------------------------------------------------------------------------------
                             Receivables:
                             Interest                                                                              1,338,464
                             Shares of beneficial interest sold                                                      264,018
                             Receivable for daily variation margin on futures contracts                                1,562
                             -----------------------------------------------------------------------------------------------
                             Other                                                                                    28,771
                                                                                                                 -----------
                             Total assets                                                                         91,615,558

----------------------------------------------------------------------------------------------------------------------------
LIABILITIES                  Payables and other liabilities:
                             Investments purchased                                                                   975,562
                             Dividends                                                                               265,745
                             Distribution and service plan fees--Note 5                                               53,494
                             Shares of beneficial interest redeemed                                                   48,089
                             Transfer and shareholder servicing agent fees--Note 5                                     4,378
                             Trustees' fees                                                                              147
                             Other                                                                                    25,437
                                                                                                                 -----------
                             Total liabilities                                                                     1,372,852
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                       $90,242,706
                                                                                                                 -----------
                                                                                                                 -----------

----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF               Paid-in capital                                                                     $89,583,798
NET ASSETS                   -----------------------------------------------------------------------------------------------
                             Undistributed net investment income                                                      28,628
                             -----------------------------------------------------------------------------------------------
                             Accumulated net realized loss from investment transactions                           (1,655,064)
                             -----------------------------------------------------------------------------------------------
                             Net unrealized appreciation on investments                                            2,285,344
                                                                                                                 -----------
                             Net assets                                                                          $90,242,706
                                                                                                                 -----------
                                                                                                                 -----------

----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE              Class A Shares:
PER SHARE                    Net asset value and redemption price per share (based on net assets
                             of $76,690,551 and 4,548,054 shares of beneficial interest outstanding)                  $16.86

                             Maximum offering price per share (net asset value plus sales charge
                             of 4.75% of offering price)                                                              $17.70
                             -----------------------------------------------------------------------------------------------
                             Class B Shares:
                             Net asset value, redemption price and offering price per share (based on net assets of $13,341,146 and 790,806 shares of beneficial interest
                             outstanding)                                                                             $16.87
                             -----------------------------------------------------------------------------------------------
                             Class C Shares:
                             Net asset value, redemption price and offering price per share (based on net assets of $211,009 and 12,515 shares of beneficial interest
                             outstanding)                                                                             $16.86

                             See accompanying Notes to Financial Statements.



11  Oppenheimer Insured Tax-Exempt Fund

STATEMENT OF OPERATIONS   FOR THE YEAR ENDED SEPTEMBER 30, 1995

----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME            Interest                                                                             $5,347,504
----------------------------------------------------------------------------------------------------------------------------
EXPENSES                     Management fees--Note 5                                                                 371,750
                             -----------------------------------------------------------------------------------------------
                             Distribution and service plan fees--Note 5:
                             Class A                                                                                 170,117
                             Class B                                                                                 119,807
                             -----------------------------------------------------------------------------------------------
                             Transfer and shareholder servicing agent fees--Note 5                                    83,373
                             -----------------------------------------------------------------------------------------------
                             Shareholder reports                                                                      54,751
                             -----------------------------------------------------------------------------------------------
                             Registration and filing fees:
                             Class A                                                                                  24,443
                             Class B                                                                                   4,580
                             -----------------------------------------------------------------------------------------------
                             Legal and auditing fees                                                                  22,836
                             -----------------------------------------------------------------------------------------------
                             Insurance expenses                                                                        9,363
                             -----------------------------------------------------------------------------------------------
                             Trustees' fees and expenses                                                               1,979
                             -----------------------------------------------------------------------------------------------
                             Other                                                                                    12,433
                                                                                                                  ----------
                             Total expenses                                                                          875,432
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                              4,472,072
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED      Net realized gain (loss) from:
GAIN (LOSS) ON INVESTMENTS   Investments                                                                            (908,871)
                             Closing of futures contracts                                                             23,438
                                                                                                                  ----------
                             Net realized loss                                                                      (885,433)
                             -----------------------------------------------------------------------------------------------
                             Net change in unrealized appreciation on investments                                  4,568,736
                                                                                                                  ----------
                             Net realized and unrealized gain on investments                                       3,683,303
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$8,155,375
                                                                                                                  ----------
                                                                                                                  ----------

See accompanying Notes to Financial Statements.


12  Oppenheimer Insured Tax-Exempt Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                YEAR ENDED SEPTEMBER 30,
                                                                   1995            1994
-------------------------------------------------------------------------------------------
OPERATIONS         Net investment income                        $4,472,072      $3,906,344
                   ------------------------------------------------------------------------
                   Net realized loss on investments               (885,433)       (811,863)
                   ------------------------------------------------------------------------
                   Net change in unrealized appreciation
                    or depreciation on investments               4,568,736      (7,639,229)
                                                                ----------      -----------
                   Net increase (decrease) in net assets
                    resulting from operations                    8,155,375      (4,544,748)
-------------------------------------------------------------------------------------------
DIVIDENDS AND      Dividends from net investment income:
DISTRIBUTIONS TO   Class A ($.8916 and $.8902 per share,
SHAREHOLDERS        respectively)                               (3,855,661)     (3,458,716)
                   Class B ($.7687 and $.755 per share,
                    respectively)                                 (562,560)       (401,013)
                   Class C ($.075 per share)                            (5)          --
                   ------------------------------------------------------------------------
                   Distributions from net realized gain on
                    investments:
                   Class A ($.0011 and $.0763 per share,
                    respectively)                                   (5,059)       (279,752)
                   Class B ($.0011 and $.0763 per share,
                    respectively)                                     (788)        (27,180)
-------------------------------------------------------------------------------------------
BENEFICIAL         Net increase in net assets resulting
INTEREST            from Class A beneficial interest
TRANSACTIONS        transactions--Note 2                         5,681,837      13,295,652
                   ------------------------------------------------------------------------
                   Net increase in net assets resulting
                    from Class B beneficial interest
                    transactions--Note 2                         1,255,100       7,516,981
                   ------------------------------------------------------------------------
                   Net increase in net assets resulting
                    from Class C beneficial interest
                    transactions--Note 2                           211,000           --
-------------------------------------------------------------------------------------------
NET ASSETS         Total increase                               10,879,239      12,101,224
                   ------------------------------------------------------------------------
                   Beginning of period                          79,363,467      67,262,243
                                                                ----------      -----------
                   End of period (including undistributed
                    net investment income of $28,628 and
                    $20,250, respectively)                     $90,242,706     $79,363,467
                                                               -----------     ------------
                                                               -----------     ------------

                   See accompanying Notes to Financial Statements.


13  Oppenheimer Insured Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

                                                 CLASS A
-----------------------------------------------------------------------------------
                                                 YEAR ENDED SEPTEMBER 30,
                                                 1995     1994     1993     1992
-----------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $16.14   $18.06   $16.92   $16.17
-----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .90      .89      .93      .96
Net realized and unrealized gain (loss) on
investments                                          .71    (1.84)    1.35      .73
                                                  ------   ------   ------   ------
Total income (loss) from investment operations      1.61     (.95)    2.28     1.69
-----------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.89)    (.89)    (.96)    (.91)
Distributions from net realized gain on
investments                                           --     (.08)    (.18)    (.03)
                                                  ------   ------   ------   -------
Total dividends and distributions to
shareholders                                        (.89)    (.97)   (1.14)    (.94)
------------------------------------------------------------------------------------
Net asset value, end of period                    $16.86   $16.14   $18.06   $16.92
                                                  ------   ------   ------   ------
                                                  ------   ------   ------   ------
-----------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)                10.29%   (5.46)%  14.02%   10.74%
-----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $76,691  $67,793  $62,158  $33,751
-----------------------------------------------------------------------------------
Average net assets (in thousands)                $70,650  $66,953  $45,949  $27,811
-----------------------------------------------------------------------------------
Number of shares outstanding at end of period
(in thousands)                                     4,548    4,201    3,442    1,995
-----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               5.52%    5.23%    5.40%    5.81%
Expenses, before voluntary assumption by the
Manager                                              .95%    1.05%    1.18%    1.35%
Expenses, net of voluntary assumption by the
Manager                                              N/A      N/A     1.10%     .95%
------------------------------------------------------------------------------------
Portfolio turnover rate(7)                            58%      99%       7%      47%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.
2. For the period from May 3, 1993 (inception of offering) to September 30,
1993.
3. For the period from November 11, 1986 (commencement of operations) to September 30, 1987.
4. On April 7, 1990, Oppenheimer Management Corporation became the investment advisor to the Fund.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

14  Oppenheimer Insured Tax-Exempt Fund

                                                                                              CLASS B                   CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        YEAR
                                                                                                                        ENDED
                                                                                              YEAR ENDED SEPTEMBER 30,  SEPT. 30,
                                                 1991     1990(4)  1989     1988    1987(3)   1995     1994     1993(2) 1995(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $15.16   $15.27   $14.96   $13.79  $16.00    $16.15   $18.07   $17.33   $16.71

---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .92      .98     1.06     1.07     .92       .78      .77      .30      .08
Net realized and unrealized gain (loss) on
investments                                        1.01     (.11)     .31     1.17   (2.21)      .71    (1.86)     .74      .15
                                                 ------   ------   ------   ------  ------    ------   ------   ------   ------
Total income (loss) from investment operations     1.93      .87     1.37     2.24   (1.29)     1.49    (1.09)    1.04      .23
---------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.92)    (.98)   (1.06)   (1.07)   (.92)     (.77)    (.75)    (.30)    (.08)
Distributions from net realized gain on
investments                                          --       --       --       --      --        --     (.08)      --       --
                                                 ------   ------   ------   ------  ------    ------   ------   ------   ------
Total dividends and distributions to
shareholders                                       (.92)    (.98)   (1.06)   (1.07)   (.92)     (.77)    (.83)    (.30)    (.08)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $16.17   $15.16   $15.27   $14.96  $13.79    $16.87   $16.15   $18.07   $16.86

                                                 ------   ------   ------   ------  ------    ------   ------   ------   ------
                                                 ------   ------   ------   ------  ------    ------   ------   ------   ------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)               13.08%    5.81%    9.37%   16.67%  (8.36)%    9.47%   (6.20)%
 6.04%    1.30%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $23,791 $16,863  $13,105   $8,483  $5,449   $13,341  $11,571   $5,104     $211
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $19,936 $15,145  $11,200   $6,936  $5,435   $11,987   $9,209   $2,298       $1

---------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of period
(in thousands)                                     1,471   1,113      858      567     395       791      717      282       13
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              5.83%    6.43%    6.87%    7.34%   6.69%(6)  4.75%    4.43%    3.99%(6)
4.89%(6)
Expenses, before voluntary assumption by the
Manager                                            1.60%    1.62%    2.04%    2.50%   2.98%(6)  1.71%    1.82%    1.96%(6)
1.07%(6)
Expenses, net of voluntary assumption by the
Manager                                             .91%     .62%     .42%     .13%    .34%(6)   N/A      N/A      N/A      N/A
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                           67%      62%     142%     141%    112%       58%      99%       7%      58%

6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $54,302,795 and $47,216,762, respectively.
See accompanying Notes to Financial Statements.

15  Oppenheimer Insured Tax-Exempt Fund

NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Insured Tax-Exempt Fund (the Fund), operating under the name Oppenheimer Insured Tax-Exempt Bond Fund through August 29, 1995, is a separate series of Oppenheimer Tax-Exempt Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

------------------------------------------------------------------------------

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1995, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $1,189,000 expiring in 2003.

------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

------------------------------------------------------------------------------

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended September 30, 1995, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1995, amounts have been reclassified to reflect a decrease in paid-in capital of $209, a decrease in undistributed net investment income of $45,468 and a decrease in accumulated net realized loss on investments of $45,677.

------------------------------------------------------------------------------

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


16  Oppenheimer Insured Tax-Exempt Fund

-------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                          Year Ended September 30, 1995(1)     Year Ended September 30, 1994
                                          --------------------------------     -----------------------------
                                          Shares               Amount          Shares                 Amount
------------------------------------------------------------------------------------------------------------
Class A:
Sold                                      1,022,063           $ 16,640,954     1,358,474        $ 23,400,749
Dividends and distributions reinvested      172,727              2,816,467       164,884           2,823,809
Redeemed                                   (847,904)           (13,775,584)     (763,948)        (12,928,906)
                                          ---------           ------------     ---------        ------------
Net increase                                346,886           $  5,681,837       759,410        $ 13,295,652
                                          =========           ============     =========
============
------------------------------------------------------------------------------------------------------------
Class B:
Sold                                        242,343           $  3,984,619       503,586        $  8,682,918
Dividends and distributions reinvested       22,203                362,232        15,806             267,832
Redeemed                                   (190,378)            (3,091,751)      (85,174)         (1,433,769)
                                          ---------           ------------     ---------        ------------
Net increase                                 74,168           $  1,255,100       434,218        $  7,516,981
                                          =========           ============     =========
============
------------------------------------------------------------------------------------------------------------
Class C:
Sold                                         12,515           $    211,000            --        $         --
Dividends and distributions reinvested           --                     --            --                  --
Redeemed                                         --                     --            --                  --
                                          ---------           ------------     ---------        ------------
Net increase                                 12,515           $    211,000            --        $         --
                                          =========           ============     =========
============

1. For the year ended September 30, 1995 for Class A and Class B shares and for the period from August 29, 1995 (inception of offering) to September 30, 1995 for Class C shares.

------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At September 30, 1995, net unrealized appreciation on investments of $2,285,344 was composed of gross appreciation of $2,962,092, and gross depreciation of $676,748.

------------------------------------------------------------------------------
4. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     At September 30, 1995, the Fund had outstanding futures contracts to sell debt securities as follows:

                            Expiration    Number of            Valuation as of       Unrealized
                            Date          Futures Contracts    September 30, 1995    Appreciation
-------------------------------------------------------------------------------------------------
Municipal Bond Future       12/95         25                   $2,852,344            $1,562



17  Oppenheimer Insured Tax-Exempt Fund

------------------------------------------------------------------------------
5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .45% on the first $100 million of average annual net assets, .40% on the next $150 million, .375% on the next $250 million and .35% on net assets in excess of $500 million. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent state regulatory limit on Fund expenses.

     The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

     For the year ended September 30, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $153,803, of which $43,162 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $110,251, of which $15,611 was paid to an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class C shares totaled $2,100. During the year ended September 30, 1995, OFDI received contingent deferred sales charges of $37,243 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

     Under separate approved plans, each class may expend up to .25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At September 30, 1995, OFDI had incurred unreimbursed expenses of $522,040. During the year ended September 30, 1995, OFDI paid $6,524 and $993, respectively, to an affiliated broker/dealer as compensation for Class A and Class B personal service and maintenance expenses and retained $100,572 as compensation for Class B sales commissions and service fee advances, as well as financing costs.

Appendix A

DESCRIPTION OF RATINGS

Municipal Bond Ratings.

       Moody's Investors Service, Inc. The four highest ratings of Moody's for Municipal Securities are "Aaa," "Aa," "A" and "Baa." Moody's basis of such ratings is as follows. Municipal Securities rated "Aaa" are judged to be of the "best quality." The rating "Aa" is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated Municipal Securities. The "Aaa" and "Aa" rated bonds comprise what are generally known as "high grade bonds." Municipal Securities which are rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of bonds rated "A" are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future. Municipal Securities rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Those bonds in the "Aa," "A" and "Baa" groups which Moody's believes possess the strongest attributes are designated "Aa1," "A1" and "Baa1."

       In addition to the alphabetical rating system described above, Municipal Securities rated by Moody's which have a demand feature that provides the holder with the ability periodically to tender (put) the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol VMIG to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.

       Standard & Poor's Corporation. The four highest ratings of S&P for Municipal Securities are AAA (Prime), AA (High Grade), A (Good Grade), and BBB (Medium Grade). Standard & Poor's basis of such ratings is as follows. Municipal Securities rated AAA are "obligations of the highest quality." The rating AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The rating A describes "the third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds rated A, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

       The BBB rating is the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger. The ratings AA, A, and BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Note Ratings.

       Moody's. Moody's ratings for state and Municipal Notes and other short-term loans are designated "Moody's Investment Grade" ("MIG"). Notes bearing the designation "MIG 1" are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing.
Notes bearing the designation "MIG 2" are of high quality, with ample margins of protection, although not so large as notes rated "MIG 1." Such short-term notes which have demand features may also carry a rating using the symbol "VMIG" as described above, with the designation "MIG 1/VMIG 1" denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation "MIG 1."

       Standard & Poor's. Standard & Poor's ratings for Municipal Notes due in three years or less are "SP1" and "SP2." "SP1" describes issues with a very strong or strong capacity to pay principal and interest and compares with bonds rated "A" by Standard & Poor's; if modified by a plus sign, it compares with bonds rated "AA" or "AAA" by Standard & Poor's.
"SP2" describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated "BBB" by Standard & Poor's.

       In addition to the alphabetical rating system described above, Municipal Bonds rated by Moody's which have a demand feature that provides the holder with the ability periodically to tender (put) the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol "VMIG" to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the "VMIG 1" rating and the lowest by "VMIG 4."

Appendix B

TAX-EQUIVALENT YIELDS


The equivalent yield tables below compare tax-free income with taxable income under Federal income tax rates effective January 1, 1996. Federal taxable income refers to the net amount subject to Federal income tax after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax, and that state income tax payments are fully deductible for Federal income tax purposes. The income tax brackets are subject to indexing in future years to reflect changes in the Consumer Price Index. The brackets do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates and tax equivalent yields.


Federal
Taxable Income:     Effective   A Oppenheimer Insured Tax-Exempt Fund Yield of
                                Tax        3.5%     4.0%    4.5%     5.0%     5.5%    6.0%      6.5%
Joint Return        Bracket     Is Equivalent to a Taxable Yield of:
Over                Not Over

$        0          $ 39,000    15.00%     4.12%    4.71%   5.29%    5.88%    6.47%   7.06%     7.65%
$ 39,000            $ 94,250    28.00%     4.86%    5.56%   6.25%    6.94%    7.64%   8.33%     9.03%
$ 94,250            $143,600    31.00%     5.07%    5.80%   6.52%    7.25%    7.97%   8.70%     9.42%
$143,600            $256,500    36.00%     5.47%    6.25%   7.03%    7.81%    8.59%   9.38%    10.16%
$256,500 and above  39.60%      5.79%      6.62%    7.45%   8.28%    9.11%    9.93%   10.76%

Single Return

Over                Not Over

$        0          $ 23,350    15.00%     4.12%    4.71%   5.29%    5.88%    6.47%   7.06%     7.65%
$ 23,350            $ 56,550    28.00%     4.86%    5.56%   6.25%    6.94%    7.64%   8.33%     9.03%
$ 56,550            $117,950    31.00%     5.07%    5.80%   6.52%    7.25%    7.97%   8.70%     9.42%
$117,950            $256,500    36.00%     5.47%    6.25%   7.03%    7.81%    8.59%   9.38%    10.16%
$256,500 and above  39.60%      5.79%      6.62%    7.45%   8.28%    9.11%    9.93%   10.76%

Appendix C

Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado  80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202